                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c)
                    of the Securities Exchange Act of 1934

Check the appropriate box:

[_] Preliminary Information Statement     [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14c-5(d)(2))

[X] Definitive Information Statement


                            Eaton Vance Corporation
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).


[_] Fee computed on table below per Exchange Act Rules 14c-5(g)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        Common Stock and Class A Common Stock of Investors Financial
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        Securities Corp., a subsidiary of Eaton Vance Corp.
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    (2) Aggregate number of securities to which transaction applies:

        Common Stock: 2,613,078; Class A Common Stock: 502,515
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        $20.00 per share estimated solely for the purpose of calculating the
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        registration fee, based upon the estimated initial public offering
    ----------------------------------------------------------------------------
        price of the Common Stock of Investors Financial Services Corp.
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    (4) Proposed maximum aggregate value of transaction:

        $62,311,860
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    (5) Total fee paid:

        $12,463
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[X] Fee paid previously with preliminary materials.


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    (3) Filing Party:

    ----------------------------------------------------------------------------

    (4) Date Filed:

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Notes:

                             INFORMATION STATEMENT

                                   INVESTORS
                        -------------------------------
                           FINANCIAL SERVICES CORP.

                            Distribution of up to
         2,613,078 shares of Common Stock, par value $.01 per share, and 502,515 shares of Class A Stock, par value $.01 per share

  This Information Statement is being furnished to the holders of Voting Common Stock, par value $.01 per share (the "Voting Stock"), and Non-Voting Common Stock, par value $.01 per share (the "Non-Voting Stock"), of Eaton Vance Corp. ("Eaton Vance"), a Maryland corporation, in connection with the distribution (the "Distribution") by Eaton Vance to its stockholders of all of the shares of Common Stock, par value $.01 per share (the "Common Stock"), and Class A Common Stock, par value $.01 per share (the "Class A Stock"), of Investors Financial Services Corp. ("IFSC" or the "Company"), a Delaware corporation, held by Eaton Vance on the Record Date referred to herein.

  The record date for the Distribution (the "Record Date") is October 30, 1995. The distribution date for the Distribution (the "Distribution Date") is expected to be two business days after the pricing (the "Pricing Date") of the Company's proposed initial public offering of 2,000,000 shares of Common Stock (the "Public Offering") pursuant to a Registration Statement on Form S-1 (the "Public Offering Registration Statement"). The Distribution will be made to the holders of record of Voting Stock and Non-Voting Stock on the basis of approximately 2.799 shares of Common Stock, and approximately .538 shares of Class A Stock, for every ten shares of Voting Stock or Non-Voting Stock owned at the close of business on the Record Date. The Distribution is conditioned, among other things, upon effectiveness of the Public Offering Registration Statement and the effectiveness of all necessary regulatory approvals.

  No consideration or surrender of Voting Stock or Non-Voting Stock will be required of stockholders of Eaton Vance in return for the shares of Common Stock and Class A Stock issued pursuant to the Distribution.

  There is no current market for the shares of Common Stock or Class A Stock, and no "when-issued" trading market is expected to develop prior to the Pricing Date. The Common Stock has been approved for trading on the Nasdaq National Market under the symbol "IFIN," subject to notice of issuance. After the Pricing Date, and until the Distribution Date, the Common Stock distributed in the Distribution will trade on a when-issued basis on the Nasdaq National Market, and the Common Stock to be issued in the Public Offering will trade on a regular-way basis on the Nasdaq National Market. After the Distribution Date, all Common Stock will trade on a regular-way basis on the Nasdaq National Market. See "The Distribution - Listing and Trading of Common Stock and Class A Stock."

  In reviewing this Information Statement, you should carefully consider the matters described under the caption "Risk Factors." Neither Eaton Vance nor IFSC will receive any cash or other proceeds from the Distribution.

                               ----------------

NO VOTE OF STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS DISTRIBUTION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

    THIS INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE
                SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

        The date of this Information Statement is November 3, 1995

                             AVAILABLE INFORMATION

  Eaton Vance has been, and upon completion of the Distribution, the Company will be subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith reports, proxy statements and other information have been or will be filed with the Securities and Exchange Commission (the "Commission"). The Company has filed with the Commission a Registration Statement (the "8-A Registration Statement") on Form 8-A under the Exchange Act relating to the Common Stock and Class A Stock to be distributed in the Distribution. The reports, proxy statements, the 8-A Registration Statement and other information filed by Eaton Vance and the Company with the Commission may be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, as well as at the Regional Offices of the Commission at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661-2511 and Seven World Trade Center, Suite 1300, New York, NY 10048. Copies of such information may also be obtained by mail at prescribed rates from the Public Reference Branch of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549.

  This Information Statement does not contain all the information contained in the 8-A Registration Statement and the related exhibits. Statements in this Information Statement as to the contents of any contract, agreement or other document are summaries only and are not necessarily complete. For complete information as to these matters, refer to the applicable exhibits to the 8-A Registration Statement.

  NO PERSON IS AUTHORIZED BY EATON VANCE OR THE COMPANY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. NEITHER THE DELIVERY OF THIS INFORMATION STATEMENT NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL IMPLY THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN THE AFFAIRS OF IFSC SINCE THE DATE HEREOF.

                               TABLE OF CONTENTS

                                                                          PAGE
SUMMARY..................................................................   1
  The Distribution.......................................................   1
  Investors Financial Services Corp......................................   3
  The Distribution; Additional Business Activities.......................   4
  Financing Transaction..................................................   5
  Investors Financial Services Corp. Summary Financial Data..............   6

INVESTORS FINANCIAL SERVICES CORP. ......................................   7

THE DISTRIBUTION.........................................................   9
  General................................................................   9
  Reasons for the Distribution...........................................   9
  Manner of Effecting the Distribution...................................  10
  Federal Income Tax Consequences of the Distribution....................  11
  Listing and Trading of Common Stock and Class A Stock..................  11
  Conditions to the Distribution.........................................  12
  Reasons for Furnishing the Information Statement.......................  12

RISK FACTORS.............................................................  13
  Changes in Market Conditions; Dependence on Mutual Fund Industry.......  13
  Dependence on Key Clients..............................................  13
  Management of Growth...................................................  13
  Competition............................................................  13
  Risks Associated with Financial Services Clients.......................  14
  Variability of Quarterly Operating Results.............................  14
  Intellectual Property Rights...........................................  14
  Interest Rate Risk.....................................................  14
  Closing of Public Offering.............................................  14
  No Prior Trading Market; Potential Volatility of Stock Price...........  15
  Shares Eligible for Future Sale........................................  15
  Anti-Takeover Provisions; Rights Plan; Possible Issuance of Preferred
   Stock.................................................................  15

CAPITALIZATION...........................................................  17

SELECTED FINANCIAL AND OPERATING DATA....................................  18

MANAGEMENTS DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
 AND RESULTS OF OPERATIONS...............................................  19
  Overview...............................................................  19
  Statement of Operations................................................  20
  Financial Condition....................................................  30
  Interest Rate Sensitivity..............................................  31
  Liquidity..............................................................  33
  Capital Resources......................................................  33

BUSINESS.................................................................  37
  General................................................................  37
  Overview of the Financial Services Industry............................  37
  Company Strategy.......................................................  39
  Service Offerings......................................................  41
  Sales, Marketing and Client Support....................................  45

                                                                           PAGE
  Significant Clients.....................................................  45
  Software Systems and Data Center........................................  46
  Competition.............................................................  47
  Intellectual Property...................................................  48
  Properties..............................................................  48
  Employees and Training..................................................  48
  Legal Proceedings.......................................................  49
  Regulation and Supervision..............................................  49

MANAGEMENT AND COMPENSATION...............................................  57
  Executive Officers and Directors........................................  57
  Executive Compensation..................................................  59
  Bonuses.................................................................  60
  Employment Agreements...................................................  60
  1995 Stock Plan.........................................................  61
  Benefit Plans...........................................................  62
  Indemnification and Limitation of Liability.............................  63

OWNERSHIP OF CAPITAL STOCK................................................  64

DESCRIPTION OF CAPITAL STOCK..............................................  66
  Common Stock............................................................  66
  Class A Stock...........................................................  66
  Preferred Stock.........................................................  67
  Delaware Law and Certain Charter and By-Law Provisions..................  67
  Rights Plan.............................................................  69

SHARES ELIGIBLE FOR FUTURE SALE...........................................  70

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................  71


INDEX TO CONSOLIDATED FINANCIAL STATEMENTS................................ F-1

                                    SUMMARY

  This summary is qualified by the more detailed information set forth elsewhere in this Information Statement, which should be read in its entirety. Capitalized terms used but not defined in this summary are defined elsewhere in the Information Statement.

                                The Distribution


Distributing Corporation............  Eaton Vance Corp., a Maryland
                                      corporation. References to Eaton Vance
                                      include its combined subsidiaries, except where the context otherwise requires.

Distributed Corporation.............  Investors Financial Services Corp., a
                                      Delaware corporation, and its related
                                      subsidiary, Investors Bank & Trust
                                      Company.

Shares to be Distributed............  Approximately 2,613,078 shares of Common
                                      Stock, par value $.01 per share, and
                                      502,515 shares of Class A Stock, par
                                      value $.01 per share.

Distribution Ratio..................  Approximately 2.799 shares of Common
                                      Stock and approximately .538 shares of
                                      Class A Stock for each ten shares of
                                      Voting Stock or Non-Voting Stock held as of the close of business on the Record Date, based on 9,355,072 shares of Voting Stock and Non-Voting Stock outstanding as of the Record Date. See "The
                                      Distribution - Manner of Effecting the
                                      Distribution."

Fractional Share Interests..........  Fractional Shares will not be distributed. Fractional shares will be
                                      aggregated and sold, on behalf of
                                      stockholders entitled to receive such
                                      shares, by The First National Bank of
                                      Boston (the "Independent Agent"). The net proceeds from the sale of fractional shares will be distributed ratably to those stockholders otherwise entitled to receive fractional shares.

Distribution Agent..................  First Chicago Trust Company of New York
                                      will be the distribution agent (the
                                      "Distribution Agent").

Transfer Agents and Registrars......  First National Bank of Boston is the
                                      transfer agent for Eaton Vance (the
                                      "Eaton Vance Transfer Agent") and the
                                      Eaton Vance registrar. First Chicago
                                      Trust Company of New York will be the
                                      transfer agent for IFSC (the "IFSC
                                      Transfer Agent") and the IFSC registrar.


Record Date.........................  The Record Date is October 30, 1995.

Distribution Date...................  The Distribution Date is expected to be two business days after the Pricing Date.
                                      On the Distribution Date, the
                                      Distribution Agent will begin delivering
                                      Common Stock and Class A Stock to holders of record of Voting Stock or Non-Voting Stock as of the Record Date. Eaton Vance stockholders will not be required to make any payment or to take any other action to receive their Common Stock and Class A Stock. See "The Distribution - Manner of Effecting the Distribution."

Reasons for the Distribution........  The Distribution will eliminate the restrictions imposed on Investors Bank &
                                      Trust Company, the Company's wholly-owned operating subsidiary, by the Competitive Equality Banking Act of 1987 ("CEBA"), enabling the Company to expand its current business activities and participate in certain additional activities. See "The Distribution - Reasons for the Distribution." In addition, the Board of Directors of Eaton Vance has concluded that the Distribution will allow Eaton Vance and the Company to focus on their respective core businesses without regard to the corporate objectives and policies of the other company, and will allow investors to evaluate each company more effectively. See "The Distribution - Reasons for the Distribution."

Relationship with IFSC after the
Distribution........................  After the Distribution, Eaton Vance will have no ownership interest in the
                                      Company, and the Company will be an
                                      independent public company. The Company's business relationship with Eaton Vance generated approximately 14%, 13% and 21% of the net operating revenues of the Company for the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and 18% and 15% of the net operating revenues for the nine-month periods ended July 31, 1994 and 1995, respectively. Subsequent to the Distribution, the Company expects to continue its business relationship with Eaton Vance by providing certain custody, fund accounting, data processing, depository, and trustee services. See "Investors Financial Services Corp." and "Certain Relationships and Related Transactions."



Federal Income Tax Consequences.....  Eaton Vance has received a ruling from the Internal Revenue Service to the
                                      effect that the Distribution will qualify as a tax-free spinoff under Section 355 of the Internal Revenue Code of 1986, as amended (the "Code"), and that, for federal income tax purposes, no gain or loss will be recognized by a holder of Voting Stock or Non-Voting Stock upon the receipt of Common Stock and Class A Stock in the Distribution. See "The
                                      Distribution - Federal Income Tax
                                      Consequences of the Distribution."

Trading Market......................  There is not currently a public market for Common Stock or Class A Stock, and no
                                      "when-issued" trading market is expected to develop prior to the Pricing Date. The Common Stock has been approved for listing on the Nasdaq National Market under the trading symbol "IFIN," subject to notice of issuance. After the Pricing Date, and until the Distribution Date, the Common Stock distributed in the Distribution will trade on a when-issued basis on the Nasdaq National Market, and the Common Stock issued in the Public Offering will trade on a regular-way basis on the Nasdaq National Market. After the Distribution Date, all Common Stock will trade on a regular-way basis on the Nasdaq National Market. Because the Class A Stock automatically converts into an equal number of shares of Common Stock upon transfer, the Transfer Agent has been instructed to deliver shares of Common Stock upon presentation of shares of Class A Stock for sale or transfer. For a description of "when-issued" and "regular-way" trading and other matters related to the listing and trading of the Common Stock and Class A Stock, see "The Distribution - Listing and Trading of Common Stock and Class A Stock."

Certain Considerations..............  Stockholders should carefully consider the matters discussed under the section
                                      entitled "Risk Factors" in this
                                      Information Statement.

                       Investors Financial Services Corp.

  Investors Financial Services Corp., a Delaware corporation based in Boston, Massachusetts, provides asset administration services for the financial services industry through its wholly-owned subsidiary, Investors Bank & Trust Company. The Company provides domestic and global custody, multicurrency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending, and mutual fund administration services to a variety of financial asset managers, including mutual fund complexes, investment advisors, banks and insurance companies. Currently, the Company provides financial asset administration services for approximately $87 billion of assets, including assets managed by 35 mutual fund complexes and insurance companies and approximately $6 billion of assets based outside of the United States. The Company derived approximately 87%, 85% and 89% of its revenues from financial asset administration services for the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and 89% and 84% of its revenues from financial asset administration services for the nine-month periods ended July 31, 1994 and 1995, respectively. The Company derived the balance of its revenues from private banking transactions, including secured lending, trust administration and deposit accounts. As used herein, the terms "IFSC" and the "Company" shall mean Investors Financial Services Corp. together with its wholly owned subsidiary, Investors Bank & Trust Company from and after June 29, 1995, the date of organization of Investors Financial Services Corp., and shall mean Investors Bank & Trust Company prior to that date, unless the context otherwise indicates. Investors Bank & Trust Company is sometimes referred to herein as the "Bank."

  Demand for the Company's services is driven by growth in the financial services industry, a trend toward cross-border investing, and the increasing complexity of financial services and investment vehicles that are offered in the world markets. In the United States, financial assets managed in the mutual fund industry grew to more than $2.3 trillion in 1994. Total financial assets in the United States have grown at an annual rate of approximately 10% over the last five years, almost double the nominal gross domestic product growth. The Company believes that the rapid pace of financial asset creation through the flow of assets into pooled investment products and the related asset administration of those products is the key to revenue growth for asset administration companies.

  The Company's business strategy is to generate new and recurring revenue by delivering superior client service, maintaining technological expertise and expanding the range of service offerings for all forms of financial assets. The Company believes that asset administration companies operate most efficiently when bundling services such as custody and accounting with value-added services such as securities lending and foreign exchange. The Fund Accounting and Tracking System ("FACTS"), the software system developed and owned by the Company, with its integrated functionality, supports these services, and can be distributed globally to service most pooled investment products. See
"Business - Company Strategy."

  The Company has operated as a majority-owned subsidiary of Eaton Vance since 1969. In May 1990, Investors Bank & Trust Company, the Company's operating subsidiary, acquired the Financial Products Services Division of the Bank of New England and hired Kevin J. Sheehan and Michael F. Rogers, then managers of that division and now the Company's Chief Executive Officer and Executive Managing Director, respectively. The acquisition increased the Company's base of assets processed from $9 billion to $21 billion. Over the five fiscal years ended October 31, 1994, the Company has experienced an average annual growth rate of 27% in total assets processed. The Company opened a subsidiary in Toronto, Canada in 1993 to service the growing offshore mutual fund market. In 1994, the Company opened an office in Dublin, Ireland to service European clients, and in July 1995, the Company was granted preliminary approval to open a small administration site in the Cayman Islands to service Caribbean-based funds.

  The Company provides custody and fund accounting services to mutual funds for which Eaton Vance is the investment advisor and administrator and, in some cases, the sponsor and distributor. The Company also provides custody and accounting services for Eaton Vance's separately managed accounts. Various mutual funds for which Eaton Vance serves as financial advisor presently maintain deposits at the Company in connection with these funds' custody accounts, which represent approximately 4.3% of the Company's deposit relationships. The Company maintains, and serves as trustee for, a common trust fund consisting of several funds for which Eaton Vance is the investment advisor. The Company also serves as the directed trustee for a collective investment trust sponsored and managed by Eaton Vance. The Company's business relationships with Eaton Vance generated approximately 14%, 13% and 21% of the net operating revenues of the Company for the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and 18% and 15% of the net operating revenues of the Company for the nine-month periods ended July 31, 1994 and 1995, respectively. The Company believes its relationship with Eaton Vance is good and expects it to continue after completion of the Distribution. The Company's agreements with mutual funds managed by Eaton Vance, pursuant to which the Company provides custody and fund accounting services, extend through August 2000 and continue thereafter until terminated by either party upon sixty days prior notice. If a majority of non-interested trustees of a fund determines that the performance of the Company under any such agreement has been unsatisfactory or adverse to the interests of the fund's shareholders, or that the terms of the agreement are no longer consistent with publicly available industry standards, the Company shall have 60 days after receipt of written notice from the fund to such effect to (i) correct its performance or
(ii) renegotiate such terms. If such corrective action or renegotiation is not satisfactory to such trustees, such agreement may be terminated on sixty days prior notice. There have been no requests for corrective action or renegotiation to date. See "Certain Relationships and Related Transactions."

                The Distribution; Additional Business Activities

  The boards of directors of the Company and Eaton Vance have determined to separate the Company's business operations from those of Eaton Vance by means of a tax free, pro rata distribution of Eaton Vance's ownership interest in the Company to the Eaton Vance stockholders effective on the business day prior to the completion of the Public Offering. The principal reasons for the Distribution are to eliminate regulatory restrictions under the Competitive Equality Banking Act of 1987 ("CEBA") and to enable Eaton Vance and the Company each to pursue its business goals independent of the other company. In order to avoid being regulated as a bank holding company for the purposes of the Bank Holding Company Act of 1956, Eaton Vance has operated Investors Bank & Trust Company under certain growth and activity restrictions mandated by CEBA. If Eaton Vance were regulated as a bank holding company, it would be required to cease certain of its business activities. Under these CEBA restrictions, the Company could not: (a) engage in any activity in which it was not engaged as of March 5, 1987; (b) increase its assets by more than 7% during any 12-month period beginning after August 10, 1988; (c) engage in certain cross-marketing activities with affiliates; or (d) permit overdrafts by or incur overdrafts on behalf of affiliates at a Federal Reserve Bank.

  The elimination of the CEBA growth and activity restrictions will enable the the Company to expand current business activities and participate in certain additional business activities. The Company's clients, which consist principally of managers of mutual funds, unit investment trusts and other pooled investment products, typically generate cash balances from securities sales and other transactions which they wish to invest on a short-term basis. Because the Company has been subject to the 7% annual asset growth cap, it has not been able to accept those deposits and must direct them to other financial institutions, foregoing a potential source of revenue. The Company directed client deposits averaging approximately $1.1 billion daily to other financial institutions in fiscal year 1994. Similarly, many of the Company's clients use credit lines to leverage their portfolios or to handle overnight cash shortfalls. CEBA requirements have restricted the Company from making commercial loans of this type. As a result of the removal of CEBA limitations, the Company will now offer these deposit and lending services directly to existing and potential clients. In addition to the increased revenue generated from these deposit and lending services, the increase in assets reflected on the Company's balance sheet as a result of retaining client deposits will enable the Company, as a significantly larger institution, to market itself to a broader range of potential clients. See "Description of Capital Stock."

                             Financing Transaction

  On the business day following the commencement of the Distribution, the Company is expected to complete the sale of up to 2,000,000 shares of Common Stock (plus up to an additional 300,000 shares to cover over allotments, if any) to the public in a firm commitment underwritten public offering. There can be no assurance that such public offering will be completed, and the Distribution is not subject to the completion of such offering. The net proceeds to the Company from the sale of the 2,000,000 shares of Common Stock offered by the Company in such public offering are estimated to be $26,822,000 ($31,007,000 if the over-allotment option is exercised in full) assuming an initial public offering price of $15.00 per share (the mid-point of the price range as set forth in the Company's preliminary prospectus dated October 19,
1995) and after deducting underwriting discounts and offering expenses. The capital raised in such public offering, along with existing capital and earnings generated in the future, will be used to leverage the Company's balance sheet with deposits expected to be obtained from asset administration clients and to meet the capital requirements promulgated by the Federal Deposit Insurance Corporation ("FDIC") which will be applicable to the Bank.

  Unless otherwise indicated, all information in this Information Statement assumes the over-allotment option will not be exercised in the Public Offering.

                       INVESTORS FINANCIAL SERVICES CORP.

                             SUMMARY FINANCIAL DATA

                   Summary Consolidated Financial Information

                 (Dollars in thousands, except per share data)

                                                                                             For the Nine Months
                                        For the Year Ended October 31,                         Ended July 31,
                          ---------------------------------------------------------------  ------------------------
                             1990         1991         1992         1993         1994         1994        1995(1)
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                                                                                 (Unaudited)
Statement of Income
 Data:
Net operating
 revenue(2).............  $    18,486  $    29,715  $    33,323  $    37,509  $    47,827  $    34,738  $    43,726
Net income..............          314          790        1,571        2,359        3,461        2,420        3,595
Pro Forma Data(3):
Earnings per share......                                                      $      0.86               $      0.89
Average number of shares
 outstanding............                                                            4,030                     4,030
Average Balance Sheet
 Data:
Interest-earning
 assets.................  $    78,698  $    80,314  $    81,148  $    87,965  $    94,351  $    90,737  $   100,039
Total assets............       87,682       93,544       99,609      109,477      116,810      113,040      122,186
Total deposits..........       80,558       84,063       88,684       99,523      102,664       99,574      101,797
Stockholders' equity....        5,645        6,138        7,053        9,022       11,779       11,332       15,597
Selected Financial Ra-
 tios:
Return on equity(4).....         5.57%       12.89%       22.27%       26.15%       29.38%       28.46%       30.73%
Return on assets(4).....         0.36         0.85         1.58         2.15         2.96         2.85         3.92
Equity as % of average
 assets.................         6.44         6.56         6.52         8.24        10.08        10.03        12.76
Tier 1 capital
 ratio(5)...............        25.26        15.69        37.78        37.08        42.53        41.69        53.30
Noninterest income as %
 of net operating
 revenue................        85.19        85.98        89.02        87.89        90.01        90.15        90.73
Nonperforming assets as
 % of total assets......          .00          .00          .00          .00          .00          .00          .00
Allowance for loan
 losses as % of total
 loans..................         0.81         0.68         0.59         0.34         0.26         0.27         0.26
Other Statistical Data:
Assets processed at end
 of period(6)...........  $22,142,690  $36,750,390  $43,348,597  $61,239,242  $72,418,449  $69,881,256  $86,666,528
Employees at end of
 period.................          463          456          460          522          678          635          673

                                                               July 31, 1995
                                                            --------------------
                                                                         as
                                                             Actual  Adjusted(7)
                                                            -------- -----------
                                                                (Unaudited)
Consolidated Balance Sheet Data:
Total assets............................................... $112,539  $139,361
Total deposits.............................................   88,777    88,777
Stockholders' equity.......................................   17,248    44,070

--------
(1) Net operating revenue for the nine months ended July 31, 1995 includes the recognition of net proceeds of $2,572,000 ($.37 pro forma earnings per share) from the assignment to a third party of asset administration rights associated with $5 billion of unit investment trust ("UIT") assets. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."
(2) Net operating revenue consists of net interest income and noninterest income.

(3) Pro forma data gives effect to the recapitalization of the Company prior to the Distribution, whereby the Company will issue 3,418,573 shares of Common Stock and 611,427 shares of Class A Stock in exchange for the 1,000,000 shares of the Bank's capital stock previously outstanding.
(4) Ratios for the nine months ended July 31, 1994 and 1995 have been annualized. The ratio for the nine months ended July 31, 1995 includes the effect of the unit investment trust transaction described in (1), above. Without the earnings associated with that transaction, return on equity and return on assets for the nine months ended July 31, 1995 would have been 18.04% and 2.30%, respectively.
(5) Tier I capital consists of the sum of common stockholders' equity and non-cumulative perpetual preferred stock minus all intangible assets (other than certain qualifying goodwill) and excess deferred tax assets.
(6) Assets processed is the total dollar value of financial assets on the reported date for which the Company provides one or more of the following services: custody, multicurrency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending and mutual fund administration.

(7) Adjusted to reflect the sale of 2,000,000 shares of Common Stock to be offered by the Company in the Public Offering at an assumed initial offering price of $15.00 per share (the mid-point of the price range as set forth in the Company's preliminary prospectus dated October 19, 1995), after deducting underwriting discounts and offering expenses. See
    "Summary - Financing Transaction" and "Capitalization."

                      INVESTORS FINANCIAL SERVICES CORP.

  Investors Financial Services Corp., based in Boston, Massachusetts, provides asset administration services for the financial services industry through its wholly-owned subsidiary, Investors Bank & Trust Company. The Company provides domestic and global custody, multicurrency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending, and mutual fund administration services to a variety of financial asset managers, including mutual fund complexes, investment advisors, banks and insurance companies. Currently, the Company provides financial asset administration services for approximately $87 billion of assets, including assets managed by 35 mutual fund complexes and insurance companies and approximately $6 billion of assets based outside of the United States. The Company derived approximately 87%, 85% and 89% of its revenues from financial asset administration services for the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and 89% and 84% of its revenues from financial administration services for the nine-month periods ended July 31, 1994 and 1995, respectively. The Company derived the balance of its revenues from private banking transactions, including secured lending, trust administration and deposit accounts.

  Demand for the Company's services is driven by growth in the financial services industry, a trend toward cross-border investing, and the increasing complexity of financial services and investment vehicles that are offered in the world markets. In the United States, financial assets managed in the mutual fund industry grew to more than $2.3 trillion in 1994. Total financial assets in the United States have grown at an annual rate of approximately 10% over the last five years, almost double the nominal gross domestic product growth. The Company believes that the rapid pace of financial asset creation through the flow of assets into pooled investment products and the related asset administration of those products is the key to revenue growth for asset administration companies. See "Business - Overview of Financial Services Industry."

  The Company's business strategy is to generate new and recurring revenue by delivering superior client service, maintaining technological expertise and expanding the range of service offerings for all forms of financial assets. The Company believes that asset administration companies operate most efficiently when bundling services such as custody and accounting with value-added services such as securities lending and foreign exchange. FACTS, the software system developed and owned by the Company, with its integrated functionality, supports these services, and can be distributed globally to service most pooled investment products. See "Business - Company Strategy."

  The Company has operated as a majority-owned subsidiary of Eaton Vance since 1969. In May 1990, the Company acquired the Financial Products Services Division of the Bank of New England and hired Kevin J. Sheehan and Michael F. Rogers, then managers of that division and now the Company's Chief Executive Officer and Executive Managing Director, respectively. The acquisition increased the Company's base of assets processed from $9 billion to $21 billion. Over the five fiscal years ended October 31, 1994, the Company has experienced an average annual growth rate of 27% in total assets processed. The Company opened a subsidiary in Toronto, Canada in 1993 to service the growing offshore mutual fund market. In 1994, the Company opened an office in Dublin, Ireland to service European clients, and in July 1995, the Company was granted preliminary approval to open a small administration site in the Cayman Islands to service Caribbean-based funds.

  The Company provides custody and fund accounting services to the mutual funds for which Eaton Vance is the investment advisor and administrator and, in some cases, the sponsor and distributor. The Company also provides custody and accounting services for Eaton Vance's separately managed accounts. Various mutual funds for which Eaton Vance serves as financial advisor presently maintain deposits at the Company in connection with these funds' custody accounts, which represent approximately 4.3% of the Company's deposit relationships. The Company maintains, and serves as trustee for, a common trust fund consisting of several funds for which Eaton Vance is the investment advisor. The Company also serves as the directed trustee for a collective investment trust sponsored and managed by Eaton Vance. The Company's business relationships with Eaton Vance generated approximately 14%, 13% and 21% of the net operating revenues of the Company for the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and 18% and 15% of the net operating revenues of the Company for the nine-month periods ended July 31, 1994 and 1995, respectively. The

Company believes its relationship with Eaton Vance is good and expects it to continue after completion of the Distribution. The Company's agreements with mutual funds managed by Eaton Vance, pursuant to which the Company provides custody and fund accounting services, extend through August 2000 and continue thereafter until terminated by either party upon sixty days prior notice. If a majority of non-interested trustees of a fund determines that the performance of the Company under such agreement has been unsatisfactory or adverse to the interests of the fund's shareholders, or that the terms of the agreement are no longer consistent with publicly available industry standards, the Company shall have 60 days after receipt of written notice from the fund to such effect to (i) correct its performance or (ii) renegotiate such terms. If such corrective action or renegotiation is not satisfactory to such trustees, such agreement may be terminated on sixty days prior notice. There have been no requests for corrective action or renegotiation to date. The reported transactions with Eaton Vance were conducted on an arms-length basis, on terms the Company believes were no less favorable to the Company than could have been obtained from unrelated third parties. The Company did not obtain independent third party valuations of the terms of these transactions. See "Certain Relationships and Related Transactions."

                               THE DISTRIBUTION

General

  On October 12, 1995, the Board of Directors of Eaton Vance (the "Eaton Vance Board") approved a definitive plan to distribute, on a pro-rata basis, all the shares of Common Stock and Class A Stock held by Eaton Vance to the holders of Voting Stock and Non-Voting Stock. The Eaton Vance Board set the Record Date and declared a dividend (subject to satisfaction of all conditions to the Distribution) payable to each holder of record on the Record Date, at a ratio of approximately 2.799 shares of Common Stock and approximately .538 shares of Class A Stock for every ten shares of Voting Stock or Non-Voting Stock held by such holder on the Record Date, based on 9,335,072 shares of Voting Stock and Non-Voting Stock outstanding as of the Record Date.

  Certificates representing shares of Common Stock and Class A Stock will be mailed or delivered by the Distribution Agent, or made available in stockholders' book entry accounts, beginning on the Distribution Date. The shares of Common Stock and Class A Stock will be fully paid and non-assessable and the holders thereof will not be entitled to preemptive rights. See "Description of Capital Stock."

  Holders of Voting Stock and Non-Voting Stock on the Record Date will not be required to pay cash or any other consideration for the Common Stock or Class A Stock received in the Distribution or to surrender or exchange certificates representing Voting Stock or Non-Voting Stock in order to receive the Common Stock or Class A Stock. Holders of Voting Stock and Non-Voting Stock will continue to own their shares of Voting Stock and Non-Voting Stock after the Distribution.

Reasons for the Distribution

  The boards of directors of Eaton Vance and the Company have determined to separate the Company's business operations from those of Eaton Vance by means of a tax free, pro rata distribution of Eaton Vance's ownership interest in the Company to the Eaton Vance stockholders effective on the business day prior to the completion of the Public Offering. The principal reasons for the Distribution are to eliminate the CEBA regulatory restrictions and to enable the Company to pursue its business goals independent of Eaton Vance. In order to avoid being regulated as a bank holding company for the purposes of the Bank Holding Company Act of 1956, Eaton Vance has operated Investors Bank & Trust Company under certain growth and activity restrictions mandated by CEBA. Under these CEBA restrictions, the Company could not: (a) engage in any activity in which it was not engaged as of March 5, 1987; (b) increase its assets by more than 7% during any 12-month period beginning after August 10, 1988; (c) engage in certain cross-marketing activities with affiliates; and
(d) permit overdrafts by or incur overdrafts on behalf of affiliates at a Federal Reserve Bank.

  The elimination of the CEBA growth and activity restrictions will enable the Company to expand current business activities and participate in certain additional business activities. The Company's clients, which consist principally of managers of mutual funds, unit investment trusts and other pooled investment products, typically generate cash balances from securities sales and other transactions which they wish to invest on a short-term basis. Because the Company has been subject to the 7% annual asset growth cap, it has not been able to accept those deposits and must direct them to other financial institutions, foregoing a potential source of revenue. The Company directed client deposits averaging approximately $1.1 billion daily to other financial institutions in fiscal year 1994. Similarly, many of the Company's clients use credit lines to leverage their portfolios or to handle overnight cash shortfalls. CEBA requirements have restricted the Company from making commercial loans of this type. As a result of the removal of CEBA limitations, the Company will now offer these deposit and lending services directly to existing and potential clients. In addition to the increased revenue generated from these deposit and lending services, the increase in assets reflected on the Company's balance sheet as a result of retaining client deposits will enable the Company, as a significantly larger institution, to market itself to a broader range of potential clients.

  The Company has been operated independently of Eaton Vance since 1969. The Company has not relied on Eaton Vance to provide for its funding needs, administrative or other support services, or any significant operating facilities. Eaton Vance has not provided any financial or performance guarantees in connection with any of the Company's client or vendor contracts. As a result, clients and vendors have not looked to Eaton Vance as a source of financial or other support of the Company. In addition, the Company believes that some prospective mutual fund clients have viewed the Company as a potential competitive threat due to its affiliation with Eaton Vance, an investment management firm. See "Certain Relationships and Related Transactions."

  The Company believes that the separation from Eaton Vance will also allow the financial markets to better evaluate the strengths and prospects of the Company, potentially resulting in a higher overall market valuation for the Company independent of Eaton Vance. The Company also believes that the separation will assist the Company in attracting and retaining key employees by allowing the Company to offer its employees incentive compensation programs based solely on the Company's performance. Finally, the Company believes the separation will provide investors with additional flexibility by allowing them to make separate investment decisions regarding Eaton Vance and the Company.

Manner of Effecting the Distribution

  Eaton Vance will effect the Distribution by providing for the delivery of all of the Common Stock and Class A Stock held by Eaton Vance on the Record Date to the Distribution Agent for the transfer and distribution to the holders of Voting Stock and Non-Voting Stock as of the Record Date. The Distribution will be made on the basis of approximately 2.799 shares of Common Stock and approximately .538 shares of Class A Stock for every ten shares of Voting Stock or Non-Voting Stock held as of the close of business on the Record Date, based on 9,335,072 shares of Voting Stock and Non-Voting Stock outstanding on the Record Date. No certificates representing fractional shares of Common Stock or Class A Stock will be issued to Eaton Vance stockholders as part of the Distribution. The Distribution Agent will aggregate fractional shares into whole shares of Common Stock and Class A Stock and the Independent Agent will sell them in the open market at prevailing prices on behalf of the holders who otherwise would be entitled to receive fractional share interests. Such persons will instead receive a cash payment for the amount of their allocable share of the total sale proceeds. Such sales are expected to be made as soon as practicable after distribution of the Common Stock and Class A Stock to Eaton Vance stockholders. Eaton Vance will bear the cost of any commissions incurred in connection with such sales. See "Federal Income Tax Consequences of the Distribution" below.

  Certificates representing shares of Common Stock and Class A Stock will be mailed or delivered by the Distribution Agent, or made available in stockholders' book entry accounts, beginning on the Distribution Date. The shares of Common Stock and Class A Stock will be fully paid and nonassessable and the holders thereof will not be entitled to preemptive rights. See "Description of Capital Stock."

  Holders of Voting Stock and Non-Voting Stock on the Record Date will not be required to pay cash or any other consideration for the Common Stock or Class A Stock received in the Distribution or to surrender or exchange certificates representing shares of Voting Stock or Non-Voting Stock in order to receive Common Stock or Class A Stock. Holders of Voting Stock or Non-Voting Stock will continue to own their shares of Voting Stock or Non-Voting Stock, and if such stockholders were stockholders of record on the Record Date, they will also receive shares of Common Stock and Class A Stock. The Distribution will not change the number of outstanding shares of Voting Stock or Non-Voting Stock.

  The Board of Directors of Eaton Vance may amend, modify or abandon the Distribution at any time prior to the Distribution Date.

  Stockholders of Eaton Vance having inquiries relating to the Distribution should contact William M. Steul, Eaton Vance Corp., 24 Federal Street, Boston, MA 02110, telephone number (617) 482-8260. Questions relating to transfers of Common Stock or Class A Stock after the Distribution Date should be addressed to: Karen R. Creegan, Investors Financial Services Corp., 89 South Street Boston, MA 02205-1537, telephone number (617) 330-6001.

Federal Income Tax Consequences of the Distribution

  Eaton Vance has received a ruling from the Internal Revenue Service to the effect, among other things, that the Distribution will qualify as a tax-free spin-off under Section 355 of the Code, and that, for federal income tax purposes:

    (1) No gain or loss will be recognized by (and no amount will be included in the income of) a holder of Voting Stock or Non-Voting Stock upon the receipt of Common Stock and Class A Stock in the Distribution;

    (2) The aggregate basis of Voting Stock, Non-Voting Stock, Common Stock and Class A Stock (including fractional share interests of Common Stock and Class A Stock) in the hands of each holder of Voting Stock or Non-Voting Stock who receives Common Stock and Class A Stock in the Distribution will be the same as the basis of such holder's Voting Stock and Non-Voting Stock held by such stockholder immediately before the Distribution with respect to which the Distribution is made, allocated in proportion to the fair market value of each;

    (3) The holding period of the Common Stock and Class A Stock received by Eaton Vance stockholders, for purposes of determining long-term capital gain treatment, will include the holding period of the Voting Stock or Non-Voting Stock with respect to which the Distribution will be made, provided that such stockholder held such Voting Stock or Non-Voting Stock as a capital asset on the Distribution Date;

    (4) No gain or loss will be recognized by Eaton Vance upon the Distribution; and

    (5) An Eaton Vance stockholder will recognize gain or loss upon the receipt of cash in lieu of fractional shares of Common Stock or Class A Stock in an amount equal to the difference between the amount of cash received for the fractional share and the adjusted tax basis in such fractional share. With respect to each fractional share, such gain or loss generally will be capital gain or loss if the Voting Stock or Non-Voting Stock to which such fractional share relates is held as a capital asset at the time of the Distribution.

  Regulations require that Eaton Vance stockholders who receive Common Stock and Class A Stock in the Distribution attach to their federal income tax return for the tax year in which such stock is received a detailed statement setting forth such data as may be appropriate in order to show the applicability of Section 355 of the Code to the Distribution. After the Distribution, Eaton Vance will provide to each Eaton Vance stockholder on the Record Date additional information concerning the allocation of basis referred to in (2) above and other appropriate information.

  THE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL REFERENCE ONLY AND DOES NOT PURPORT TO COVER ALL FEDERAL INCOME TAX CONSEQUENCES THAT MAY APPLY TO ALL CATEGORIES OF STOCKHOLDERS. ALL STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE PARTICULAR FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES OF THE DISTRIBUTION TO SUCH STOCKHOLDERS.

Listing and Trading of Common Stock and Class A Stock

  There is currently no public market for Common Stock or Class A Stock, and a "when-issued" trading market (as defined in the following paragraph) is not expected to develop prior to the Pricing Date. The Company does not intend to list the Common Stock for public trading until the Pricing Date, and no registration statement relating to such stock is expected to become effective with the Commission until that date. The Company does not intend to list the Class A Stock for public trading. The Common Stock and Class A Stock are identical except that the Class A Stock has ten votes per share and converts into Common Stock upon sale or transfer and under certain other circumstances. The IFSC Transfer Agent has been instructed to deliver shares of Common Stock upon presentation of shares of Class A Stock for sale or transfer. See "Description of Capital Stock."

  The Common Stock will be approved for listing on the Nasdaq National Market under the symbol "IFIN" on the Pricing Date, subject to notice of issuance. The Transfer Agent and Registrar for Common Stock and Class A Stock will be the First Chicago Trust Company of New York. After the Pricing Date, and until the Distribution Date, the Common Stock distributed in the Distribution will trade on a when-issued basis on the Nasdaq National Market, and the Common Stock issued in the Public Offering will trade on a regular-way basis on the Nasdaq National Market. After the Distribution Date, all Common Stock will trade on a regular-way basis on the Nasdaq National Market. In the case of "regular-way" trading, contracts for the purchase and sale of Common Stock are settled by delivery of the shares on the third business day after the contract is made. In the case of "when-issued" trading, contracts for the purchase and sale of shares are settled by delivery of the shares four business days after the Distribution Date.

  Prior to the completion of the Distribution, there has been no public market for the Common Stock and Class A Stock and there can be no assurance that an active trading market will develop or be sustained after the Distribution. The price at which the Common Stock trades will be determined by the marketplace and may be influenced by many factors, including, among others, announcements of new services and client engagements by the Company or its competitors and quarterly variations in financial results. Such factors could cause the market price of the Common Stock to fluctuate substantially. In addition, the stock market has experienced volatility that has affected the market prices for shares of many financial service companies and that has in some cases been unrelated to the operating performance of such companies. These market fluctuations may adversely affect the price of the Common Stock. See "Certain Considerations - No Prior Trading Market; Potential Volatility of Stock Price."

  On the business day following the commencement of the Distribution, the Company is expected to complete the sale of up to 2,000,000 shares of Common Stock (plus up to an additional 300,000 shares to cover over-allotments, if any) to the public in a firm commitment underwritten public offering. Upon completion of the Distribution and the Public Offering, approximately 5,532,573 shares of Common Stock and 611,427 shares of Class A Stock will be issued and outstanding and 3,855,703 shares of Common Stock and 356,871 shares of Class A Stock may be sold in the public market immediately (subject in some cases to compliance with the limitations set forth in Rule 144). Eaton Vance has received a "no-action" letter from the Staff of the Commission to the effect that the Common Stock and Class A Stock distributed to Eaton Vance stockholders in the Distribution will not be considered, for enforcement purposes, to be "restricted securities" within the meaning of Rule 144 and, accordingly, will be freely tradeable under the Securities Act of 1933, as amended (the "Securities Act"). Sales of substantial amounts of such shares in the public market could adversely affect the market price of the Common Stock and Class A Stock. In connection with the Public Offering of Common Stock, certain of the Eaton Vance's and the Company's security holders, executive officers, directors and employees, with the power to dispose of a total of 1,159,013 shares of Common Stock and 184,878 shares of Class A Stock, have agreed not to offer, sell or otherwise dispose of any shares of Common Stock or Class A Stock for a period of 180 days after the Pricing Date (the "Lock-up Period") without the prior written consent of Keefe, Bruyette & Woods, Inc. and A.G. Edwards & Sons, Inc., the managing underwriters for the Public Offering (the "Underwriters"). Following the Lock-up Period, these shares will not be eligible for sale in the public market without registration unless such sales meet the conditions and restrictions of Rule 144 as described below in "Shares Eligible for Future Sale". See "Shares Eligible for Future Sale."

Conditions to the Distribution

  The Distribution is conditioned upon, among other things: (i) the Registration Statement filed by the Company with the Commission on Form S-1 under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Public Offering being effective; (ii) the effectiveness of all necessary regulatory approvals; and (iii) distribution of this Information Statement to the holders of Voting Stock and Non-Voting Stock as of the Record Date. Even if the above conditions are satisfied, the Eaton Vance Board has reserved the right to abandon, defer or modify the Distribution at any time prior to the Distribution Date.

Reasons for Furnishing the Information Statement

  This Information Statement is being furnished by Eaton Vance solely to provide information to Eaton Vance stockholders who will receive Common Stock and Class A Stock in the Distribution. It is not, and is not to be construed as, an inducement or encouragement to buy or sell any securities of Eaton Vance or the Company. The information contained in this Information Statement is believed by Eaton Vance to be accurate as of the date set forth on its cover. Changes may occur after that date, and neither Eaton Vance nor the Company will update the information except in the normal course of their respective public disclosure practices.

                                 RISK FACTORS

  Holders of Common Stock and Class A Stock should be aware that the ownership of such stock involves certain risks, including those described below, which could adversely affect the value of their holdings.

  Changes in Market Conditions; Dependence on Mutual Fund Industry. The Company derives a significant portion of its revenues and profits from investment management companies and other sponsors of pooled asset investment vehicles. A significant portion of the Company's revenues are generated from fees based on the average daily market value of assets in debt and equity-based investment vehicles that the Company administers. Changes in interest rates or declines in stock market values could influence an investor's decision to invest, or retain an investment, in that type of investment vehicle. While the Company believes that a portion of such investment funds would be reinvested in other investment vehicles processed by the Company, there can be no assurance that such funds would be reinvested or that their withdrawal will not adversely affect the Company's financial results. The occurrence of a significant investor trend seeking alternatives to pooled asset investments could also have an adverse effect on the Company's financial results by reducing the amount of assets it administers. See "Business -
 Service Offerings."

  Dependence on Key Clients. The Company presently provides services to approximately 35 mutual fund complexes and insurance companies. Most of the Company's client engagements are, and in the future are likely to continue to be, terminable upon 60 days notice. The Company's largest current client, Eaton Vance, the former parent of the Company, represented 14%, 13% and 21% of net operating revenues for the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and 18% and 15% of net operating revenues for the nine- month periods ended July 31, 1994 and 1995, respectively. Another client of the Company, Merrill, Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill, Lynch") accounted for 22%, 21% and 16% of net operating revenues for the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and 17% and 6% of net operating revenues for the nine-month periods ended July 31, 1994 and 1995, respectively. No other single client of the Company represented more than 10% of net operating revenues for those periods. Although the Company believes its relations with its clients are good, no assurances can be made that its clients will maintain their relationships with the Company. An unanticipated termination of a major client engagement could adversely affect the Company and its financial results. See "Business - Significant Clients."

  Management of Growth. Since the acquisition of the Financial Products Services Division of the Bank of New England in 1990, the financial assets for which the Company provides asset administration services have grown from $9 billion to $87 billion. During that period, the Company's staff has increased significantly to support this asset growth. A continuing period of rapid growth could place a strain on the Company's management, operations, financial and other resources. The Company's ability to manage its growth effectively will require it to continue to invest in its operational, financial, and other internal systems, and to retain, motivate and manage its employees. If the Company's management is unable to manage growth effectively and new employees are unable to achieve anticipated performance levels, the Company's results of operations could be adversely affected. Potential investors should consider the risks, expenses and difficulties frequently encountered in connection with the operation and development of an expanding business. There can be no assurance that the Company will be able to effectively manage any future growth. See "Business - Employees and Training."

  Competition. The Company is engaged in a segment of the financial services industry that is extremely competitive. Competitors in the United States and elsewhere include major banks, mutual fund complexes and mutual fund service companies, many of which have substantially greater financial resources, marketing resources and facilities than the Company. As the larger mutual fund complexes continue to grow and build in-house asset administration service capabilities, they will be able to provide these services internally rather than outsourcing them to the Company. Additionally, competition from these groups is expected to intensify as they begin to market asset administration services to third party asset managers. The Company's competitors may succeed in developing products and services that are more effective than those that have been or may be developed by the Company and may also prove to be more successful than the Company in producing and marketing these services to third party asset managers. See "Business - Competition."

  Risks Associated with Financial Services Clients. The Company's asset administration services enable its clients to administer significant amounts of complex financial assets and to comply with a variety of complex federal and state regulations. Should information generated by the Company's services be incorrect or result in a client's violation of such regulatory requirements due to a human error or software programming defect, the client, or the governmental authority whose requirements were not met, could claim that the Company is responsible. There can be no assurance that the Company will be able to correct claimed or actual information errors in a timely manner, or at all. Although the Company carries insurance of the types and in the amounts which it believes to be adequate, there can be no assurance that claims would be covered by the Company's indemnity insurance policies. There can be no assurance that these policies will be renewed or will remain priced within the Company's capacity to pay the premiums. In the event that the Company's contract limits are found to be unenforceable or that its insurance policies do not adequately cover claims, the Company's results of operations may be adversely affected. See "Business - Regulation and Supervision."

  Variability of Quarterly Operating Results. The Company's quarterly operating results have historically varied and can be expected to continue to vary depending upon factors such as the timing of the commencement or termination of client engagements, the rate of net inflows and outflows of investor funds in the debt and equity-based investment vehicles offered by the Company's clients, the introduction and market acceptance of new services by the Company and changes or anticipated changes in economic conditions. Because the Company's operating expenses are based on anticipated revenue levels and a high percentage of the Company's operating expenses are relatively fixed, any unanticipated shortfall in revenues in a quarter may have an adverse impact on the Company's results of operations for that quarter. Results of operations in any period are not necessarily indicative of the results to be expected for any future period. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  Intellectual Property Rights. The Company's success is dependent upon its software development methodology and other intellectual property rights developed and owned by the Company, including FACTS. The Company relies on a combination of trade secret, nondisclosure and other contractual arrangements and technical measures, and copyright and trademark laws to protect its proprietary rights. The Company generally enters into confidentiality agreements with its employees and consultants, and limits access to and distribution of its proprietary information. There can be no assurance that the steps taken by the Company in this regard will be adequate to deter misappropriation of its proprietary information or that the Company will be able to detect unauthorized use and take appropriate steps to enforce its intellectual property rights. Furthermore, such protections may not preclude competitors from developing products and services with functionality or features similar to those of the Company. In addition, effective copyright, trademark and other trade protection may not be available in certain international markets serviced by the Company. Although the Company believes that its services and products do not infringe on the intellectual property rights of others, there can be no assurance that such a claim will not be asserted against the Company in the future. See "Business - Intellectual Property."

  Interest Rate Risk. The profitability of the Company may be adversely affected by rapid changes in interest rates. A change in interest rates could have an impact both on the market value of the Company's assets and its net interest income. The Company seeks to manage interest rate risk by investment portfolio actions designed to address the interest rate sensitivity of asset cash flows in relation to liability cash flows. Portfolio actions used to manage interest rate risk include managing the effective duration of portfolio securities and utilizing interest rate floors. Interest rate floors involve elements of credit and market risk which are not reflected in the Company's consolidated financial statements. Such instruments are entered into for hedging, as opposed to speculative, purposes. There can be no assurance that such portfolio actions will adequately limit interest rate risk. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Note 13 of Notes to Consolidated Financial Statements.

  Closing of Public Offering. On the business day following the Distribution Date, the Company expects to complete the sale of 2,000,000 (plus an additional 300,000 shares to cover over allotments, if any) shares of Common Stock in the Public Offering, with estimated proceeds to the Company of $26,822,000 ($31,007,000 if the over allotment option is exercised in full) assuming an initial public offering price of $15.00 per share (the mid-point of the price range as set forth in the Company's preliminary prospectus dated October 19, 1995) and after deducting underwriting discounts and offering expenses. See "Summary -
 Financing Transaction." There can be no assurance that the Public Offering will close on that or any date. If the Public Offering is not completed, the Company would have significantly less capital than would otherwise be anticipated, and may be required to seek alternative sources of capital which may or may not be available on commercially acceptable terms, if at all. If adequate funds are not available, the Company may be required to significantly curtail its planned expansion of deposit and lending activities to existing and potential clients. See "The Distribution - Reasons for the Distribution."

  No Prior Trading Market; Potential Volatility of Stock Price. Prior to Distribution and the Public Offering, there has been no public market for the Company's Common Stock and Class A Stock and there can be no assurance that an active trading market will develop or be sustained after Distribution and the Public Offering. The initial public offering price for the Company's Common Stock to be issued in the Public Offering will be negotiated between the Company and the Underwriters and may not be indicative of prices that will prevail in the trading market. The Company believes factors such as announcements of new services and client engagements by the Company or its competitors and quarterly variations in financial results could cause the market price of the Common Stock to fluctuate substantially. In addition, the stock market has experienced volatility that has affected the market prices for shares of many financial service companies and that has in some cases been unrelated to the operating performance of such companies. These market fluctuations may adversely affect the price of the Company's Common Stock.

  Shares Eligible for Future Sale. Upon completion of Distribution and the Public Offering, approximately 5,532,573 shares of Common Stock and 611,427 shares of Class A Stock will be issued and outstanding and 3,855,703 shares of Common Stock and 356,871 shares of Class A Stock may be sold in the public market immediately (subject in some cases to compliance with the limitations set forth in Rule 144). Sales of substantial amounts of such shares in the public market could adversely affect the market price of the Common Stock and Class A Stock. Certain of the Company's stockholders, executive officers, directors and employees, with the power to dispose of a total of 1,159,013 shares of Common Stock and 184,878 shares of Class A Stock, have agreed not to offer, sell or otherwise dispose of any shares of Common Stock or Class A Stock for a period of 180 days after the Pricing Date (the "Lock-up Period") without the prior written consent of the Underwriters. Upon completion of the Distribution and the Public Offering, a substantial portion of the Company's shareholder base will consist of shareholders with no direct investment history with the Company. A substantial number of outstanding shares of Common Stock, and up to 560,000 shares of Common Stock issuable under the Company's 1995 Stock Plan and up to 40,000 shares of Common Stock issuable under the Director Plan will become available for future sale in the public market at prescribed times. See "Shares Eligible for Future Sale."

  Anti-Takeover Provisions; Rights Plan; Possible Issuance of Preferred
Stock. The Company's Certificate of Incorporation and By-laws contain provisions that may make it more difficult for a third party to acquire, or discourage acquisition bids for, or changes in management of, the Company. These provisions could limit the price that certain investors might be willing to pay in the future for shares of the Company's Common Stock. Also, the Company has adopted a Stockholder Rights Plan, pursuant to which the Company has distributed to its stockholders rights to purchase shares of junior participating preferred stock (the "Rights Plan"). Upon certain triggering events, such rights become exercisable to purchase the Company's Common Stock at a price substantially discounted from the then applicable market price of the Company's Common Stock. The Rights Plan could generally discourage a merger or tender offer involving the securities of the Company that is not approved by the Company's Board of Directors by increasing the cost of effecting any such transaction and, accordingly, could have an adverse impact on stockholders who might want to vote in favor of such merger or participate in such tender offer. In addition, shares of the Company's Preferred Stock may be issued in the future without further stockholder approval and upon such terms and conditions, and having such rights, privileges and preferences, as the Board of Directors may determine. The rights of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of any holders of Preferred Stock that may be issued in the future. The issuance of Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from acquiring, a majority of the outstanding voting stock of the Company. The Company has no present plans to issue any shares of Preferred Stock. The Company's Board of Directors is divided into three classes, each of which serves for a staggered three-year term. Such staggered Board may make it more difficult for a third party to gain control of the Company's Board of Directors. See "Description of Capital Stock."

                             DIVIDEND POLICY

  The Company currently intends to retain the majority of future earnings to fund the development and growth of its business. The Company has never paid any cash dividends on its Common Stock. The Company's ability to pay dividends on the Common Stock and Class A Stock depends on the receipt of dividends from Investors Bank & Trust Company. Investors Bank & Trust Company has historically paid an aggregate annual dividend of $60,000 to its stockholders. Any dividend payments by Investors Bank & Trust Company are subject to certain restrictions imposed by the Massachusetts Commissioner of Banks. See
"Business - Regulation and Supervision." Subject to regulatory requirements, Investors Bank & Trust Company expects to pay an annual dividend to the Company, which the Company expects to pay to its stockholders, currently estimated to be in an amount equal to $.04 per share of outstanding Common Stock and Class A Stock (approximately $245,760 based upon 6,144,000 shares outstanding after the completion of the Spin-Off Transaction and this Offering).

                                 CAPITALIZATION

  The following table sets forth the pro forma capitalization of the Company as of July 31, 1995, after giving pro forma effect to the recapitalization of the Company, prior to the Distribution, whereby the Company will issue 3,418,573 shares of Common Stock and 611,427 shares of Class A Stock in exchange for the 1,000,000 shares of the Bank's capital stock previously outstanding, and as adjusted to reflect the sale of 2,000,000 shares of Common Stock offered in the Public Offering by the Company at an assumed initial public offering price of $15.00 (the mid-point of the price range as set forth in the Company's preliminary prospectus dated October 19, 1995) and the application of the estimated net proceeds therefrom. After the completion of the Distribution and the Public Offering, 5,532,573 shares of Common Stock and 611,427 shares of Class A Stock will be issued and outstanding. This table should be read in conjunction with the Consolidated Financial Statements and related notes thereto appearing elsewhere in this Information Statement.

                                                           July 31, 1995
                                                      -------------------------
                                                                    Pro forma
                                                      Pro forma    as adjusted
                                                      -----------  ------------
                                                      (DOLLARS IN THOUSANDS)
Stockholders' Equity:
Preferred stock, $.01 par value, authorized,
 1,000,000 shares pro forma and as adjusted; issued
 and outstanding, no shares pro forma and as
 adjusted...........................................           --            --
Common stock, $.01 par value, authorized, 20,000,000
 shares pro forma and as adjusted; issued and
 outstanding, 3,418,573 shares pro forma and
 5,418,573 shares as adjusted (1)...................   $        34   $        54
Class A Common Stock, $.01 par value, authorized
 650,000 shares pro forma and as adjusted; issued
 and outstanding 611,427 shares pro forma and as
 adjusted...........................................             6             6
Additional paid-in capital..........................        17,208        44,010
Retained earnings...................................           --            --
                                                       -----------   -----------
  Total stockholders' equity........................        17,248        44,070
                                                       -----------   -----------
  Total capitalization..............................   $    17,248   $    44,070
                                                       ===========   ===========

--------

(1) Excludes 199,000 shares of Common Stock issuable upon the exercise of stock options outstanding immediately prior to the Distribution under the Company's 1995 Stock Plan with an exercise price equal to the initial public offering price of the shares to be sold in the Public Offering, 114,000 shares of Common Stock authorized for grant upon the closing of this Offering to certain officers of the Company pursuant to the Company's 1995 Stock Plan, and an additional 247,000 shares of Common Stock issuable under the Company's 1995 Stock Plan. Also excludes 12,500 shares of Common Stock issuable upon the exercise of stock options outstanding as of the date hereof under the Company's 1995 Non-Employee Director Stock Option Plan (the "Director Plan") and an additional 27,500 shares issuable under the Director Plan. See "Management - 1995 Stock Plan" and "Management -
     1995 Non-Employee Director Stock Option Plan."

                     SELECTED CONSOLIDATED FINANCIAL DATA

  The following table sets forth selected consolidated historical financial data regarding the Company's operating results and financial position for and at the periods indicated, certain unaudited pro forma data giving effect to the distribution of shares in the Distribution and the sale of shares in the Public Offering and certain ratio and other statistical information. The selected consolidated statement of income data presented below for each of the five years in the period ended October 31, 1994 have been derived from the Company's consolidated financial statements, which have been audited by Deloitte & Touche LLP independent public accountants. The consolidated financial data for and as of each of the interim periods ended July 31, 1994 and July 31, 1995 are unaudited but, in the opinion of management of the Company, include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the results of such periods. The results of operations for the interim periods ended July 31, 1994 and 1995 are not necessarily indicative of the results to be expected for any other interim period or the entire year. This data should be read in conjunction with the Consolidated Financial Statements and the notes thereto and other financial information appearing elsewhere in this Prospectus.

                                                                                             For the Nine Months
                                        For the Year Ended October 31,                         Ended July 31,
                          ---------------------------------------------------------------  ------------------------
                             1990         1991         1992         1993         1994         1994        1995(1)
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                                                                                 (Unaudited)
                                             (Dollars in thousands, except per share data)
Statement of Income
 Data:
Net interest income.....  $     2,737  $     3,732  $     3,659  $     4,494  $     4,778  $     3,434  $     4,052
Noninterest income......       15,749       25,549       29,664       32,967       43,049       31,304       39,674
Gain on sale of
 investment securities..          --           434          --            48          --           --           --
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net operating revenues..       18,486       29,715       33,323       37,509       47,827       34,738       43,726
Operating expenses......       17,942       28,345       30,589       33,939       42,503       31,045       37,916
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Income before income
 taxes..................          544        1,370        2,734        3,570        5,324        3,693        5,810
Income taxes............          230          579        1,163        1,211        1,863        1,273        2,215
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net income..............  $       314  $       790  $    $1,571  $     2,359  $     3,461  $     2,420  $     3,595
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Pro Forma Data(2):
Earnings per share......                                                      $      0.86               $      0.89
                                                                              ===========               ===========
Average number of shares
 outstanding............                                                            4,030                     4,030
                                                                              ===========               ===========
Average Balance Sheet
 Data:
Interest earning
 assets.................  $    78,698  $    80,314  $    81,148  $    87,965  $    94,351  $    90,737  $   100,039
Total assets............       87,682       93,544       99,609      109,477      116,810      113,040      122,186
Total deposits..........       80,558       84,063       88,684       99,523      102,664       99,574      101,797
Stockholders' equity....        5,645        6,138        7,053        9,022       11,779       11,332       15,597
Selected Financial
 Ratios:
Return of equity(3).....         5.57%       12.89%       22.27%       26.15%       29.38%       28.46%       30.73%
Return on assets(3).....         0.36         0.85         1.58         2.15         2.96         2.85         3.92
Equity as % of total
 assets.................         6.44         6.56         6.52         8.24        10.08        10.03        12.76
Dividend payout
 ratio(4)...............        19.10         7.59         3.82         2.54         1.73         2.48         1.67
Tier 1 capital
 ratio(5)...............        25.26        15.69        37.78        37.08        42.53        41.69        53.30
Noninterest income as %
 of net operating
 revenue................        85.19        85.98        89.02        87.89        90.01        90.15        90.73
Nonperforming assets as
 % of total assets......          .00          .00          .00          .00          .00          .00          .00
Allowance for loan
 losses as % of total
 loans..................         0.81         0.68         0.59         0.34         0.26         0.27         0.26
Other Statistical Data:
Assets processed at end
 of period(6)...........  $22,142,690  $36,750,390  $43,348,597  $61,239,242  $72,418,449  $69,881,256  $86,666,528
Employees at end of
 period.................          463          456          460          522          678          635          673

-------
(1) Noninterest income for the nine months ended July 31, 1995 includes the recognition of net proceeds of $2,572,000 ($.37 pro forma earnings per share) from the assignment to a third party of asset administration rights associated with $5 billion of unit investment trust assets. See "Managements Discussion and Analysis of Financial Condition and Results of Operations."

(2) Pro forma data gives effect to the recapitalization of the Company prior to the Distribution whereby the Company will issue 3,418,573 shares of Common Stock and 611,427 shares of Class A Stock in exchange for the 1,000,000 shares of the Bank's capital stock previously outstanding.
(3) Ratios for the nine months ended July 31, 1994 and 1995 have been annualized. The ratio for the nine months ended July 31, 1995 includes the effect of the unit investment trust transaction described in (1) above. Without the earnings associated with this transaction, return on equity and return on assets for the nine months ended July 31, 1995 would have been 18.04% and 2.30%, respectively.

(4) The Company intends to retain the majority of future earnings to fund development and growth of its business but anticipates paying future cash dividends currently estimated to be $.04 per share, subject to receipt of a like dividend from the Bank and further subject to regulatory requirements. See "Dividend Policy" and "Business - Regulation and Supervision."
(5) Tier I capital consists of the sum of common stockholders' equity and non-cumulative perpetual preferred stock minus all intangible assets (other than certain qualifying goodwill) and excess deferred tax assets.
(6) Assets processed is the total dollar value of financial assets on the reported date for which the Company provides one or more of the following services: custody, multicurrency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending and mutual fund administration.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OFFINANCIAL CONDITION AND RESULTS OF
                                  OPERATIONS

Overview

  The following discussion and analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company's Consolidated Financial Statements and related notes, which are included elsewhere in this Information Statement. Investors Financial Service Corp., as a holding company, has conducted no business operations to date, other than the acquisition of all of the capital stock of Investors Bank & Trust Company. Therefore, the following is a discussion and analysis of the business and operations of Investors Bank & Trust Company.

  The Company, through its wholly owned subsidiary, Investors Bank & Trust Company, provides domestic and global custody, multicurrency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending and mutual fund administration services to a variety of financial asset managers, including mutual fund complexes, investment advisors, banks and insurance companies. Currently, the Company provides financial asset administration services for assets totaling approximately $87 billion, including approximately $6 billion of assets based outside the United States. The Company also engages in private banking transactions, including the administration of trust and custody accounts, secured lending and deposit accounts. See "Business - Service Offerings."

  The Company's historical business and financial results have been significantly influenced by the restrictions imposed under CEBA. After the completion of the Distribution, the Company will no longer be subject to such restrictions, and the Company will be able to expand current business activities and participate in certain additional business activities which may result in increased revenues generated by a possible increase in client deposits and lending opportunities. See "The Distributionn - Reasons for the Distribution." Accordingly, the Company's historical operating results may not necessarily be indicative of either the full scope of the future conduct of its business or its future operating results.

  The Company's business relationship with Eaton Vance generated approximately 14%, 13% and 21% of the Company's net operating revenue for the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and 18% and 15% of net operating revenues for the nine-month periods ended July 31, 1994 and 1995, respectively. The Company believes its relationship with Eaton Vance is good and expects it to continue after completion of the Distribution. The Company's agreements with mutual funds managed by Eaton Vance, pursuant to which the Company provides custody and fund accounting services, extend through August 2000 and continue thereafter until terminated by either party upon sixty days prior notice. If a majority of non-interested trustees of a fund determines that the performance of the Company under such agreement has been unsatisfactory or adverse to the interests of the fund's shareholders, or that the terms of the agreement are no longer consistent with publicly available industry standards, the Company shall have 60 days after receipt of written notice from the fund to such effect to (i) correct its performance or
(ii) renegotiate such terms. If such corrective action or renegotiation is not satisfactory to such trustees, such agreement may be terminated on sixty days prior notice. There have been no requests for corrective action or renegotiation to date. See "Certain Relationships and Related Transactions."

  The Company derives its revenues from financial asset administration services and private banking transactions. Although interest income and noninterest income are reported separately for financial statement presentation purposes, the Company's clients view the pricing of the Company's asset administration and banking service offerings on a bundled basis. In establishing a fee structure for a specific client, management analyzes the expected revenue and related expenses, as opposed to separately analyzing fee income and interest income and related expenses for each from such relationship. Accordingly, management believes net operating revenue (net interest income plus noninterest income) and net income are meaningful measures of financial results.

  Noninterest income consists primarily of fees for financial asset administration and is principally derived from custody, multicurrency accounting, transfer agency and administration services for financial asset managers and the assets they control. The Company's clients pay fees based on the volume of assets under custody, the number of securities held and portfolio transactions, income collected and whether other value-added services such as foreign exchange, securities lending and performance measurement are needed. Asset-based fees are usually charged on a sliding scale. As such, when the assets in a portfolio under custody grow as a result of changes in market values or cash inflows, the Company's fees may be a smaller percentage of those assets. Fees for individually managed accounts, such as custodial, trust and portfolio accounting services for individuals, investment advisors, private trustees, financial planners, other banks and fiduciaries, and other institutions are also included in noninterest income.

  Net interest income represents the difference between income generated from interest-earning assets and expense on interest-bearing liabilities. Interest-bearing liabilities are generated by the Company's clients who, in the course of their financial asset management, generate cash balances which they deposit on a short-term basis with the Company. The Company invests these cash balances and remits a portion of the earnings on these investments to its clients. The Company's share of earnings from these investments is viewed as part of the total package of compensation paid to the Company from its clients for performing asset administration services.

  Because certain fees charged by the Company for its services are based on the market values of assets processed, such fees and the Company's quarterly operating results are sensitive to changes in interest rates, declines in stock market values, and investors seeking alternatives to investment offerings of the Company's clients. See "Risk Factors - Changes in Market Conditions; Dependence on Mutual Fund Industry." Also, the Company's interest-related services, along with the market value of the Company's investments, may be adversely affected by rapid changes in interest rates. See "Risk Factors - Interest Rate Risk." In addition, most of the Company's client engagements are, and in the future are likely to continue to be, terminable upon 60 days notice. See "Risk Factors - Dependence on Key Clients."

Statement of Operations

Comparison of Operating Results for the Nine Months Ended July 31, 1995 and
1994

 Noninterest Income

  Noninterest income increased $8,370,000 to $39,674,000 for the nine months ended July 31, 1995 from $31,304,000 for the same period in 1994. Noninterest income consists of the following items:

                                          For the Nine Months Ended July 31,
                                          --------------------------------------
                                             1994         1995        Change
                                          ------------ ------------ ------------
                                          (Dollars in thousands)
Asset administration fees................ $     30,827 $     36,668        19%
Proceeds from assignment of UIT servic-
 ing, net................................            0        2,572       --
Computer service fees....................          421          380       (10)
Other operating income...................           56           54        (4)
                                          ------------ ------------
Total Noninterest Income................. $     31,304 $     39,674        27%
                                          ============ ============

  An increase in asset administration fees, due principally to higher levels of assets processed, represented a significant part of the increase. Assets processed is the total dollar value of financial assets on the reported date for which the Company provides one or more of the following services: custody, multicurrency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending and mutual fund administration. Total assets processed grew to $87 billion at July 31, 1995 compared to $70 billion for the prior period, a 24% increase, despite the transfer of $5 billion of unit investment trust assets discussed below. Over 50% of this growth resulted from assets processed for new clients. The remainder of the growth was due to the net expansion of relationships with existing clients, including growth in assets processed and increased use of the Company's securities lending and foreign exchange services.

  Unit investment trust ("UIT") assets processed by the Company have decreased over the last five years, a reflection of declining investor demand for this type of unmanaged investment product. Declining asset levels led one client, Merrill, Lynch, to consolidate its asset administration service providers, and it agreed, effective March 1, 1995, to pay the Company to assign the Company's servicing rights to the Bank of New York Company, Inc. The Company recognized proceeds of $2,572,000, net of expenses, resulting from the assignment of the rights to service approximately $5.0 billion of the client's unit investment trust assets. The administration of these assets accounted for $5,954,000 in asset administration fees for the nine months ended July 31, 1994 and $2,570,000 in such fees for the 1995 period (in addition to the assignment fee). The Company has made the strategic decision to focus its marketing and processing efforts on mutual funds and other pooled investments which typically experience growth in asset levels and can utilize a wider variety of services provided by the Company, as compared to unit investment trusts which are unmanaged investment vehicles. See Note 10 of Notes to Consolidated Financial Statements.

  Computer services fees consist of amounts charged by the Company to Eaton Vance for data processing services related to individual accounts managed by Eaton Vance. These fees decreased $41,000 to $380,000 for the nine months ended July 31, 1995 from $421,000 for the same period in 1994 due to fewer special processing requests for those accounts. Other operating income consists of miscellaneous private banking fees for safe deposit and checking account services.

 Operating Expenses

  Total operating expenses increased by $6,871,000 to $37,916,000 for the first nine months of fiscal 1995 compared to $31,045,000 for the first nine months of fiscal 1994. The components of operating expenses were as follows:

                                           For the Nine Months Ended July 31,
                                           --------------------------------------
                                              1994         1995        Change
                                           ------------ ------------ ------------
                                           (Dollars in thousands)
Compensation.............................. $     16,764 $     20,316        21%
Pension and other employee benefits.......        3,098        3,595        16
Occupancy.................................        2,631        3,259        24
Equipment.................................        3,111        3,671        18
Insurance.................................          800          800         0
Subcustodian Fees.........................          932        1,527        64
Depreciation and amortization.............        1,007          893       (11)
Professional fees.........................          678        1,128        66
Travel and sales promotion................          497          463        (7)
Other operating expenses..................        1,527        2,264        48
                                           ------------ ------------
  Total Noninterest Expenses.............. $     31,045 $     37,916        22%
                                           ============ ============

  Compensation of officers and employees increased by $3,552,000 or 21% from period to period due to higher staffing levels throughout the 1995 period. The number of employees increased 6% to 673 at July 31, 1995 from 635 at July 31, 1994 to support growth in the asset administration business. The principal portion of headcount growth for the 1994 period occurred in the last 45-60 days of the nine-month period and, as a result, the compensation expense associated with this growth is not reflected in the full 1994 period. Approximately 40 employees staffed the unit investment trust accounts which were transferred on March 1, 1995. These employees were retained to support future business growth. The average annualized salary increase for Company employees during the 1995 period was approximately 5%.

  Pension and other employee benefits, including group insurance plans, 401(k) plan matching contributions and tuition reimbursement, increased to $3,595,000 for the nine months ended July 31, 1995 from $3,098,000 for the same period in 1994. The increase was primarily due to the increase in staffing levels discussed above.

  Occupancy expense increased $628,000 between periods as additional office space was leased in Boston and Toronto and a new office was opened in Dublin during the 1995 period. The additional space was needed due to the growth in assets processed. As of July 31, 1995, the Company expects to have sufficient space to support anticipated future growth through 1997.

  Equipment expense principally consists of operating lease payments for microcomputers and fees charged by Electronic Data Systems, Inc. ("EDS") for data processing and data storage services provided to the Company. A substantial portion of the Company's data processing depends upon a mainframe host computer system owned and operated by EDS. See "Business - Software Systems and Data Center." These expenses vary with the level of assets processed by the Company. The $560,000 increase between periods is due principally to the growth in assets processed by the Company. In addition, the Company increased its usage of EDS services during the nine months ended July 31, 1995 as it prepared to implement new functionality in FACTS to support shorter settlement periods for securities transactions.

  Subcustodian expense consists of fees paid to centralized clearinghouses and depositories for settling and holding securities on the Company's behalf. This expense increased $595,000 to $1,527,000 for the nine months ended July 31, 1995 from $932,000 for the nine months ended July 31, 1994. This increase is due to two factors- the growth in assets processed and the movement by clients into emerging markets with higher cost structures and where subcustodians are required.

  Depreciation and amortization expense decreased $114,000 between periods as certain assets purchased in 1990, 1991 and 1992 were fully depreciated.

  Professional fees consist of fees paid for audit, legal and consulting services. These fees increased $450,000 to $1,128,000 for the nine months ended July 31, 1995 from $678,000 for the nine months ended July 31, 1994. This increase is primarily due to the Company's increased use of independent contractors to perform certain information systems development projects, rather than adding permanent staff.

  Travel and sales promotion consists of expenses incurred by the sales force and client management staff in connection with making sales calls on potential clients, traveling to existing client sites and attending industry conferences.

  Other operating expenses increased $737,000 to $2,264,000 for the nine months ended July 31, 1995 from $1,527,000 for the nine months ended July 31, 1994. Other operating expenses include, fees for daily market pricing data, telephone, office supplies, and the FDIC assessment on deposits. Fees for daily market pricing data vary with the level of assets processed. Other expenses such as telephone and office supplies vary with staffing levels. The FDIC assessment is based on deposit balances as of four annual measurement dates.

 Net Interest Income

  Net interest income is affected by the volume and mix of assets and liabilities, and the movement and level of interest rates. The table below presents the changes in net interest income resulting from changes in the volume of interest-earning assets or interest-bearing liabilities or changes in interest rates for the nine months ended July 31, 1995 compared to the same period in 1994.

                                                     Change     Change
                                                     Due to     Due to
                                                     Volume      Rate    Net
                                                    --------   -------- -------
                                                     (Dollars in Thousands)
Interest-earning assets
Fed funds sold and interest-earning deposits....... $    170    $    32 $   202
Investment securities..............................      171         25     196
Loans..............................................       70        255     325
                                                    --------    ------- -------
  Total interest-earning assets....................      411        312     723
                                                    --------    ------- -------
Interest-bearing liabilities
Deposits...........................................     (151)       184      33
Borrowings.........................................       58         14      72
                                                    --------    ------- -------
  Total interest-bearing liabilities...............      (93)       198     105
                                                    --------    ------- -------
Change in net interest income...................... $    504    $   114 $   618
                                                    ========    ======= =======

  Net interest income increased $618,000 or 18% to $4,052,000 for the nine months ended July 31, 1995 from $3,434,000 for the same period in 1994. This net increase resulted from an increase in interest income of $723,000 partially offset by an increase in interest expense of $105,000. The net impact of the above changes was a 35 basis point increase in net interest margin.

  The increase in interest income resulted from both a higher level of interest earning assets and higher interest rates. The Company's average assets for the nine-month period ended July 31, 1995 increased $9,146,000 or 8% compared to the same period in 1994. This growth was significantly affected by an increase in average interest earning assets of $9,302,000. The prime rate increased 175 basis points between July 31, 1994 and July 31, 1995, improving the yield on the Company's prime-based loan portfolio. Regulatory restrictions imposed by CEBA limit the Company's asset growth to 7% for the twelve month period ending each September 30. See "The Distribution - Reasons for the Distribution."

  Interest expense increased $105,000 due largely to higher rates paid on deposits and increased purchases of Federal Funds. The higher rate was paid on large denomination institutional deposits. The purchases of Federal Funds were used to supply the Company with short-term liquidity.

 Income Taxes

  The Company's earnings were taxed on the federal level at 34% for the 1994 and 1995 periods. State taxes on the gross earnings from the Company's portfolio of investment securities, held by a wholly-owned subsidiary, were assessed at the tax rate for Massachusetts securities corporations of 1.32%. State taxes on the remainder of the Company's taxable income were assessed at the tax rate for Massachusetts banks of 12.54%. The provision for income taxes for the nine months ended July 31, 1995, increased by $942,000 over the same period in 1994. The overall effective tax rate increased to 38% for the nine months ended July 31, 1995, from 35% for the same period in 1994 as the net proceeds from the assignment of servicing rights for unit investment trust assets were taxed at the higher state tax rate.

Comparison of Operating Results for the Years Ended October 31, 1994 and 1993

 Noninterest Income

  Noninterest income increased $10,035,000 to $43,049,000 for the year ended October 31, 1994 from $33,014,000 for the prior fiscal year. Noninterest income consists of the following items:

                                                    For the Year Ended
                                                        October 31,
                                                  -----------------------
                                                     1993        1994     Change
                                                  ----------- ----------- ------
                                                  (Dollars in thousands)
Asset administration fees........................     $31,986     $42,423   33%
Computer service fees............................         528         552    5
Other operating income...........................         452          74  (84)
Gain on sale of investment security..............          48         --    --
                                                  ----------- -----------
  Total Noninterest Income.......................     $33,014     $43,049   30%
                                                  =========== ===========

  An increase in asset administration fees, due principally to higher levels of assets processed, represented a significant part of the increase. Total assets processed at October 31, 1993 compared to October 31, 1994 grew from $61 billion to $72 billion, respectively, or 18%. Over 95% of this growth resulted from assets processed for new clients, including $3.8 billion of assets processed for new clients of the Company's wholly-owned Canadian subsidiary. The year ended October 31, 1994 represents the first full fiscal year of operations for that subsidiary. The remainder of the growth in assets processed was due to the net expansion of relationships with existing clients, including asset growth and broader service selections.

  Other operating income decreased 84% to $74,000 in fiscal year 1994 from $452,000 in fiscal year 1993. The amount presented for the 1993 fiscal year includes $325,000 in non-recurring income due to the settlement of a claim brought by the Company in connection with the acquisition in 1990 of the Financial Products Services Division of the Bank of New England.

  No investment securities were sold in the year ended October 31, 1994. The Company's policy is to hold its investment securities to maturity. In the year ended October 31, 1993, the Company sold an investment security at a $48,000 gain in order to meet the annual asset growth limits imposed by CEBA.

 Operating Expenses

  Total operating expenses increased by $8,564,000 to $42,503,000 for the year ended October 31, 1994 compared to $33,939,000 for the year ended October 31, 1993. The components of operating expenses were as follows:

                                                    For the Year Ended
                                                        October 31,
                                                  -----------------------
                                                     1993        1994     Change
                                                  ----------- ----------- ------
                                                  (Dollars in thousands)
Compensation.....................................     $18,510     $23,163   25%
Pension and other employee benefits..............       3,631       4,136   14
Occupancy........................................       2,642       3,736   41
Equipment........................................       3,061       4,292   40
Insurance........................................         947       1,070   13
Subcustodian fees................................         914       1,327   45
Depreciation and amortization....................       1,065       1,376   29
Professional fees................................         746         955   28
Travel and sales promotion.......................         421         735   75
Other operating expenses.........................       2,002       1,713  (14)
                                                  ----------- -----------
Total Noninterest Expenses.......................     $33,939     $42,503   25%
                                                  =========== ===========

  Compensation of officers and employees increased by $4,653,000 or 25% to $23,163,000 in fiscal year 1994 from $18,510,000 in fiscal year 1993 due to higher staffing levels. The number of employees increased from 522 at October 31, 1993 to 678 at October 31, 1994, an increase of 30%, to support growth in the asset administration business. The average annualized salary increase for Company employees was approximately 4.5%.

  Pension and other employee benefits including group insurance plans, 401(k) plan matching contributions and tuition reimbursement, increased $505,000 to $4,136,000 for the year ended October 31, 1994 from $3,631,000 for the same period in 1993. The increase was primarily due to the increase in staffing levels discussed above.

  Occupancy expense increased $1,094,000 between periods as additional office space was leased in Boston during fiscal 1994 to accommodate growth in the asset administration business during the 1994 period. In addition, the 1994 fiscal year represents the first full year of occupancy expense for the Company's wholly-owned Canadian subsidiary.

  Equipment expense consists of operating lease payments for microcomputers and fees charged by EDS for processing and data storage services provided to the Company. These expenses vary with the level of assets processed by the Company. The $1,231,000 increase between periods is due principally to the growth in assets processed by the Company. In addition, this increase reflects telecommunications costs associated with the continuing expansion of the Canadian subsidiary's operations.

  Insurance expense increased $123,000 to $1,070,000 for the year ended October 31, 1994 from $947,000 for the same period in 1993. The increase was due to the expansion of errors and omissions insurance coverage to reflect the growth in assets processed.

  Subcustodian expense consists of fees paid to centralized clearinghouses and depositories for settling and holding securities on the company's behalf. This expense increased $413,000 from $914,000 for the year ended October 31, 1993 to $1,327,000 for the year ended October 31, 1994. The increase was due to two factors: growth in assets processed and the movement by clients into emerging markets with higher cost structures and where subcustodians are required.

  Depreciation and amortization expense increased $311,000 between periods as furniture and fixtures were purchased to outfit the additional office space discussed above.

  Professional fees increased $209,000 to $955,000 for the year ended October 31, 1994 from $746,000 for the year ended October 31, 1993. This increase is due to two factors: an increase in legal fees incurred to research the possibility of legislative relief from the annual growth limitation imposed by CEBA and the Company's use of independent contractors, rather than adding permanent staff, to perform certain information systems development projects.

  Travel and sales promotion expense increased $314,000 between period due to travel to the Company's Canadian subsidiary, as well as travel in connection with the Company's establishment of an office in Ireland.

  Other operating expenses decreased $289,000 to $1,713,000 for the year ended October 31, 1994 from $2,002,000 for the year ended October 31, 1993 due to a reduction in unreimbursed charges for telephone, office supplies, and fees for daily market pricing.

 Net Interest Income

  Net interest income is affected by the volume and mix of assets and liabilities, and the movement and level of interest rates. The table below presents the changes in net interest income resulting from changes in the volume of interest-earning assets or interest-bearing liabilities or changes in interest rates for the year ended October 31, 1994 as compared to the same period in fiscal 1993.

                                                    Change     Change
                                                    Due to     Due to
                                                    Volume      Rate     Net
                                                   --------   --------  -------
                                                    (Dollars in thousands)
Interest-earning assets
Fed funds sold and interest-earning deposits...... $    (10)   $    15  $     5
Investment securities.............................      117         15      132
Loans.............................................      319         35      354
                                                   --------    -------  -------
  Total interest-earning assets...................      426         65      491
                                                   --------    -------  -------
Interest-bearing liabilities
Deposits..........................................      257        (49)     208
Borrowings........................................       (1)       --        (1)
                                                   --------    -------  -------
  Total interest-bearing liabilities..............      256        (49)     207
                                                   --------    -------  -------
Change in net interest income.....................     $170       $114     $284
                                                   ========    =======  =======

  Net interest income increased $284,000 or 6% to $4,778,000 for the year ended October 31, 1994 from $4,494,000 for the same period in 1993. This increase resulted from an increase in interest income of $491,000 partially offset by an increase in interest expense of $207,000. The net impact of the above changes was a 1 basis point decrease in net interest margin.

  The increase in interest income resulted from both a higher level of interest earning assets and higher interest rates. During this six-month period, the Company's average assets grew $7,333,000 or 7%, including an increase in average interest earning assets of $6,386,000. The Company also shifted assets out of short-term investments, which typically earn the Federal Funds rate, into loans, which typically earn the Prime rate. Regulatory restrictions imposed by CEBA limit the Company's asset growth to 7% for the twelve month period ending each September 30. See "The Distribution - Reasons for the Distribution."

  Interest expense increased $207,000 due largely to the increase in interest-bearing deposits to fund the increase in assets. The average rate paid on deposits decreased from 2.15% to 2.01% during the period.

 Income Taxes

  The Company's earnings were taxed on the federal level at 34% for the 1993 and 1994 periods. State taxes on the gross earnings from the Company's portfolio of investment securities, held by a wholly-owned subsidiary, were assessed at the tax rate for Massachusetts securities corporations of 1.32%. State taxes on the remainder of the Company's taxable income were assessed at the tax rate for Massachusetts banks of 12.54%. The provision for income taxes for fiscal year 1994 increased by $652,000 due to higher levels of taxable income in the later year. The overall effective tax rate increased from 34% to 35%.

Comparison of Operating Results for the Years Ended October 31, 1993 and 1992

 Noninterest Income

  Noninterest income increased $3,350,000 to $33,014,000 for the year ended October 31, 1993 from $29,664,000 for the prior fiscal year. Noninterest income consists of the following items:

                                                      For the Year Ended
                                                          October 31,
                                                      -------------------
                                                        1992      1993    Change
                                                      --------- --------- ------
                                                        (Dollars in thousands)
Asset administration fees............................   $29,054   $31,986   10%
Computer service fees................................       455       528   16
Other operating income...............................       155       452  192
Gain on sale of investment security..................       --         48   --
                                                      --------- ---------
  Total Noninterest Income...........................   $29,664   $33,014   11%
                                                      ========= =========

  An increase in asset administration fees, due principally to higher levels of assets processed, represented a significant part of the increase. Total assets processed at October 31, 1993 and 1992, respectively, grew to $61 billion from $43 billion or 42%. Over 47% of this growth resulted from assets processed for new clients. Approximately $5.5 billion of the increase in assets processed at October 31, 1993 resulted from the Company's wholly-owned Canadian subsidiary opened in the 1993 period, which performs offshore processing for mutual funds. The remainder of the growth was due to the net expansion of relationships with existing clients, including asset growth and broader service selections.

  The Company negotiated a price increase for computer services provided to Eaton Vance effective January 1, 1992. Computer service fees for the fiscal year ended October 31, 1993 includes a full year at the higher rate, resulting in an increase of $73,000 from the fiscal year ended October 31, 1992, which included only ten months of the higher rate.

  Other operating income increased 192% to $452,000 in fiscal year 1993 from $155,000 in fiscal year 1992. The amount presented for the 1993 fiscal year includes $325,000 in non-recurring income due to the settlement of a claim brought by the Company in connection with the acquisition in 1990 of the Financial Products Services Division of the Bank of New England.

  In the year ended October 31, 1993, the Company sold an investment security at a $48,000 gain in order to meet the annual asset growth limits imposed by CEBA. No investment securities were sold in the year ended October 31, 1992. The Company's policy is to hold its investment securities to maturity.

 Operating Expenses

  Total operating expenses increased by $3,350,000 to $33,939,000 for the year ended October 31, 1993 compared to $30,589,000 for the year ended October 31, 1992. The components of operating expenses were as follows:

                                                           For the Year
                                                               Ended
                                                            October 31,
                                                          ---------------
                                                           1992    1993   Change
                                                          ------- ------- ------
                                                            (Dollars in
                                                            thousands)
Compensation............................................. $17,102 $18,510    8%
Pension and other employee benefits......................   3,158   3,631   15
Occupancy................................................   2,442   2,641    8
Equipment................................................   2,551   3,061   20
Insurance................................................     910     947    4
Subcustodian fees........................................     901     914    1
Depreciation and amortization............................     875   1,065   22
Professional fees........................................     593     746   26
Travel and sales promotion...............................     352     421   20
Other operating expenses.................................   1,705   2,003   17
                                                          ------- -------
  Total Noninterest Expense.............................. $30,589 $33,939   11%
                                                          ======= =======

  Compensation of officers and employees increased by $1,408,000 or 8% to $18,510,000 in fiscal year 1993 from $17,102,000 in fiscal year 1992 due to higher staffing levels and salary increases. The number of employees increased from 460 at October 31, 1992 to 522 at October 31, 1993, an increase of 13%, to support growth in the asset administration business. The average annualized salary increase for Company employees was approximately 4.5%.

  Pension and other employee benefits, including group insurance plans, 401(k) plan matching contributions and tuition reimbursement, increased to $3,631,000 for the year ended October 31, 1993 from $3,158,000 for the same period in 1992. The increase was primarily due to a substantial rate increase related to state unemployment taxes.

  Equipment expenses vary with the level of assets processed by the Company. The $510,000 increase in equipment expense between periods is due principally to the growth in assets processed by the Company. In addition, this increase reflects telecommunications costs associated with the establishment of the Canadian subsidiary's operations.

  Depreciation and amortization expense increased $190,000 between periods. This increase relates to furniture and fixtures and leasehold improvements purchased in connection with the consolidation of operating areas to one location in Boston at the end of 1992. In addition, the Company purchased an updated wire transfer system in 1993.

  Professional fees increased $153,000 to $746,000 for the year ended October 31, 1993 from $593,000 for the year ended October 31, 1992. This increase is due to legal fees incurred in connection with the Company's establishment of a Canadian subsidiary and its engagement of a certified public accounting firm to audit the performance of two functionality additions to FACTS.

  Travel and sales promotion expenses increased $69,000 between periods primarily due to the Company's establishment of a Canadian subsidiary.

  Other operating expenses increased to $2,003,000 in fiscal year 1993 from $1,705,000 in fiscal year 1992 due to increased expenses related to the Company's commencement of asset administration services for Hub and Spoke mutual funds. In May 1993, the Company signed an exclusive, five-year facilities management agreement with Signature Financial Group, the creator of the Hub and Spoke administration structure. Amortization of the license fee associated with this agreement added $152,000 to other operating expenses in fiscal year 1993. Soon after signing the agreement, the Company opened its wholly-owned subsidiary in Toronto, Canada to perform offshore processing for funds using the Hub and Spoke structure.

 Net Interest Income

  Net interest income is affected by the volume and mix of assets and liabilities, and the movement and level of interest rates. The table below presents the changes in net interest income resulting from changes in the volume of interest-earning assets or interest-bearing liabilities or changes in interest rates for the year ended October 31, 1993 as compared to the same period in fiscal 1992.

                                                      Change   Change
                                                      Due to   Due to
                                                      Volume    Rate     Net
                                                      -------  ------  -------
                                                      (Dollars in thousands)
Interest-earning assets
Fed funds sold and interest-earning deposits......... $(1,404) $(143)  $(1,547)
Investment securities................................   2,484   (541)    1,943
Loans................................................     117    (48)       69
                                                      -------  -----   -------
  Total interest-earning assets......................   1,197   (732)      465
                                                      -------  -----   -------
Interest-bearing liabilities
Deposits.............................................    (131)  (231)     (362)
Borrowings...........................................      (6)    (1)       (7)
                                                      -------  -----   -------
  Total interest-bearing liabilities.................    (137)  (294)     (369)
                                                      -------  -----   -------
Change in net interest income........................ $ 1,334  $(500)  $   834
                                                      =======  =====   =======

  Net interest income increased $834,000 or 23% to $4,494,000 for the year ended October 31, 1993 from $3,660,000 for the same period in 1992. This net increase resulted from an increase in interest income of $465,000 and a decrease in interest expense of $369,000. The net impact of the above changes was a 60 basis point increase in net interest margin.

  The increase in interest income is primarily due to a change in the mix of interest earning assets. Short-term investments were reinvested at maturity in higher yielding U.S. Treasury securities and loans as the Company reevaluated its needs for short-term liquidity. Interest expense decreased $369,000 due largely to lower rates paid on deposits.

 Income Taxes

  The Company's earnings were taxed on the Federal level at 34% for the 1992 and 1993 periods. State taxes on the gross earnings from the Company's portfolio of investment securities, held by a wholly-owned subsidiary were assessed at the tax rate for Massachusetts securities corporations of 1.32%. State taxes on the remainder of the Company's taxable income were assessed at the tax rate for Massachusetts banks of 12.54%.

  The securities corporation was established on December 31, 1992, effective for the taxable year beginning January 1, 1993. The provision for income taxes for fiscal year 1993 increased by $48,000 due to increased taxable earnings substantially offset by the favorable impact of the lower state tax rate on investment earnings. The overall effective tax rate decreased to 34% from 43%.

Financial Condition

 Investment Portfolio

  The following table summarizes the Company's investment portfolio for the dates indicated:

                                                                          July
                                                       October 31,         31,
                                                 ----------------------- -------
                                                  1992    1993    1994    1995
                                                 ------- ------- ------- -------
                                                 (Dollars in thousands)
Investment securities:
U.S. Treasury securities........................ $55,508 $64,913 $76,158
Mortgage-backed securities......................   8,474  15,293  12,120
                                                 ------- ------- -------
  Total investment securities................... $63,982 $80,206 $88,278
                                                 ======= ======= =======
Securities held to maturity:
U.S. Treasury securities........................                         $65,528
Mortgage-backed securities......................                          11,017
                                                                         -------
  Total securities held to maturity.............                         $76,545
                                                                         =======

  The investment portfolio is used to invest depositors funds and provide a secondary source of earnings for the Company. In addition, the Company uses the investment portfolio to secure open positions at securities clearing banks in connection with its custody services. The portfolio is composed of U.S. Treasury securities and mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

  The Company invests in mortgage-backed securities to supplement its portfolio of U.S. Treasury securities and increase the total return of the investment portfolio. Mortgage-backed securities generally have a higher yield than U.S. Treasury securities due to credit risk and prepayment risk. Mortgage-backed securities have credit risk, even though payment guarantees and credit enhancements substantially reduce it. These securities are also subject to the risk that fluctuating interest rates and other factors may alter the prepayment rate of the loans underlying the mortgage-backed securities, and so affect both the prepayment speed and the value of such securities.

  Effective November 1, 1994, the Company classified its investment portfolio as held-to-maturity. Management has the intent and the Company has the ability to hold these securities until maturity. The held-to-maturity portfolio is carried at cost, adjusted for amortization of premiums and accretion of discounts.

  The book value and weighted average yield of the Company's Securities held to maturity at July 31, 1995, by contractual maturity, are reflected in the following table.

                                                                        Weighted
                                                                        Average
                                                             Book Value  Yield
                                                             ---------- --------
Due within one year.........................................  $30,231     5.32%
Due from one to five years..................................   35,297     5.91%
Due after five years up to ten years(1).....................   11,018     7.34%
                                                              -------
  Total securities..........................................  $76,546
                                                              =======

--------
(1) Reflects effective maturity of all mortgage-backed securities in the investment portfolio.

 Loan Portfolio

  The following table summarizes the Company's loan portfolio for the dates indicated:

                                        October 31,
                            ----------------------------------------  July 31,
                             1990    1991    1992    1993     1994      1995
                            ------  ------  ------  -------  -------  --------
                                       (Dollars in thousands)
Loans to individuals....... $3,237  $3,786  $5,103   $8,435  $12,085  $13,400
Loans to not-for-profit
 organizations.............  1,100   1,375     814    1,821    1,520      307
                            ------  ------  ------  -------  -------  -------
                             4,337   5,161   5,917   10,256   13,605   13,707
Less: allowance for loan
 losses....................    (35)    (35)    (35)     (35)     (35)     (35)
Net loans.................. $4,302  $5,126  $5,882  $10,221  $13,570  $13,672
                            ======  ======  ======  =======  =======  =======
Floating Rate.............. $4,312  $5,136  $5,892  $10,231  $13,580  $13,682
Fixed Rate.................     25      25      25       25       25       25
                            ------  ------  ------  -------  -------  -------
                            $4,337  $5,161  $5,917  $10,256  $13,605  $13,707
                            ======  ======  ======  =======  =======  =======

  The Company's loan portfolio is composed primarily of loans to individually managed account customers. Virtually all loans are written on a demand basis, bear variable interest rates tied to the prime rate and are fully secured by liquid collateral, primarily freely tradable securities held in custody by the Company for the borrower.

  At the end of the most recent reported period, the Company had one lending concentration which exceeded 10% of total loans. The Company's largest single lending relationship at July 31, 1995 was with Landon T. Clay, an officer of Eaton Vance. That relationship represents two loans aggregating $1,200,000 in principal amount. The Company also has a loan relationship with another officer of Eaton Vance, M. Dozier Gardner. At July 31, 1995, the Company had one loan outstanding to Mr. Gardner in the principal amount of $100,000. These loans to Mr. Clay and Mr. Gardner were made in the ordinary course of business on the same terms and conditions prevailing at the time for comparable transactions with unrelated third parties. Each of these loans was secured with Non-Voting Stock of Eaton Vance.

  The Company's credit loss experience has been excellent. There have been no loan chargeoffs or adverse credit actions in the history of the Company. It is the Company's policy to place a loan on non-accrual status when either principal or interest becomes 60 days past due and the loan's collateral is not sufficient to cover both principal and accrued interest. As of July 31, 1995, there were no past due loans, troubled debt restructurings, or any loans on nonaccrual status. Although virtually all of the Company's loans are variable rate, demand loans which are fully collateralized with freely tradeable securities, management recognizes some credit risk inherent in the loan portfolio, and has recorded an allowance for loan losses of $35,000 at July 31, 1995. This amount is not allocated to any particular loan, but is intended to absorb any risk of loss inherent in the loan portfolio. Management actively monitors the loan portfolio and the underlying collateral and regularly assesses the adequacy of the allowance for loan losses.

  The significant increase in loan volume in 1993 and 1994 is due primarily to loan marketing programs that began in 1992. Loan volume increased slightly during the nine months ended July 31, 1995.

Interest Rate Sensitivity

  Interest rate risk arises when an earning asset matures or when its rate of interest changes in a time frame different from that of the supporting interest-bearing liability. By seeking to minimize the difference between the amount of earning assets and the amount of interest-bearing liabilities that could change interest rates in the same time frame, the Company attempts to reduce the risk of significant adverse effects on net interest income caused by interest rate changes. The Company does not attempt to match each earning asset with a specific interest-bearing liability. Instead, as shown in the table below, it aggregates all of its earning assets and interest-bearing liabilities to determine the difference between these in specific time frames. This difference is known as the rate-sensitivity gap. A positive gap indicates that more earning assets than interest-bearing liabilities mature in a time frame, and a negative gap indicates the opposite. Maintaining a balanced position will reduce risk associated with interest rate changes, but it will not guarantee a stable interest rate spread because the various rates within a time frame may change by differing amounts and change in different directions.

  The Company seeks to manage interest rate risk by investment portfolio actions designed to address the interest rate sensitivity of asset cash flows in relation to liability cash flows. Portfolio actions used to manage interest rate risk include managing the effective duration of the portfolio securities and utilizing interest rate floors. Interest rate floors involve elements of credit and market risk which are not reflected in the Company's consolidated financial statements. Such instruments are entered into for hedging (as opposed to investment or speculative) purposes. There can be no assurance that such portfolio actions will adequately limit interest rate risk.

  The following table presents the repricing schedule for the Company's interest earning assets and interest bearing liabilities at July 31, 1995:

                          Within   Over Three Over Six   Over One
                           Three     to Six   to Twelve  Year to   Over Five
                          Months     Months    Months   Five Years   Years    Total
                          -------  ---------- --------- ---------- --------- -------
                                               (IN THOUSANDS)
Interest earning
 assets(1):
  Time deposits due from
   banks................  $ 1,000                                            $ 1,000
  Investments
   securities(2)........            $14,951    $15,279   $35,297    $11,018   76,545
  Loans--fixed rate.....                                      25                  25
  Loans--variable rate..   13,682                                             13,682
                          -------   -------    -------   -------    -------  -------
    Total interest
     earning assets.....   14,682    14,951     15,279    35,322     11,018   91,252
Interest bearing
 liabilities............                                                           0
  Savings deposits......    1,046                                              1,046
  Time deposits.........   12,631                                             12,631
  Treasury, tax and loan
   account..............      770                                                770
                          -------   -------    -------   -------    -------  -------
    Total interest
     bearing
     liabilities........   14,447         0          0         0          0   14,447
                          -------   -------    -------   -------    -------  -------
    Net interest
     sensitivity gap
     during the period..  $   235   $14,951    $15,279   $35,322    $11,018  $76,805
                          =======   =======    =======   =======    =======  =======
    Cumulative gap......  $   235   $15,186    $30,465   $65,787    $76,805
                          =======   =======    =======   =======    =======
Interest sensitive
 assets as a percent of
 interest sensitive
 liabilities
 (cumulative)...........   101.63%   205.12%    310.87%   555.37%    631.63%
Interest sensitive
 assets as a percent of
 total assets
 (cumulative)...........    13.13%    26.49%     40.15%    71.73%     81.58%
Net interest sensitivity
 gap as a percent of
 total assets...........     0.21%    13.37%     13.66%    31.58%      9.85%
Cumulative gap as a
 percent of total
 assets.................     0.21%    13.58%     27.24%    58.82%     68.67%

--------
(1) Adjustable rate assets are included in the period in which interest rates are next scheduled to adjust rather than in the period in which they are due. Fixed rate loans are included in the period in which they are scheduled to be repaid.
(2) Mortgage-backed securities are included in the pricing category that corresponds with their contractual maturity.

Liquidity

  Liquidity represents the ability of an institution to meet present and future financial obligations through either the sale or maturity of existing assets or the acquisition of additional funds through liability management. For a financial institution such as the Company, these obligations arise from the withdrawals of deposits and the payment of operating expenses.

  The Company's primary sources of liquidity include cash and cash equivalents, federal funds sold, demand loans to individuals, new deposits, federal funds purchased, interest payments on securities held to maturity, fees collected from asset administration clients, and the capital raised from Public Offering. Assets liquidity is also provided by managing the duration of the investment portfolio. As a result of the company's management of liquid assets and the ability to generate liquidity through liability funds, management believes that the Company maintains overall liquidity sufficient to meet its depositors' needs, and to satisfy its operating requirements and to fund the payment of an anticipated cash dividend of approximately $.04 per share.


  The Company's ability to pay dividends on the Common Stock depends on the receipt of dividends from Investors Bank & Trust Company. Investors Bank & Trust Company has historically paid an aggregate annual dividend of $60,000 to its stockholders. Any dividend payments by Investors Bank & Trust Company are subject to certain restrictions imposed by the Massachusetts Commissioner of Banks. See "Business - Regulation and Supervision." Subject to regulatory requirements, Investors Bank & Trust Company expects to pay an annual dividend to the Company, which the Company expects to pay to its stockholders, currently estimated to be in an amount equal to $.04 per share of outstanding Common Stock and Class A Stock (approximately $245,760 based upon 6,144,000 shares outstanding after the completion of the Distribution and this Offering).

  At July 31, 1995, cash and cash equivalents were 4% of total assets, compared to 7% of total assets at October 31, 1994. At July 31, 1995, approximately $30 million or 27% of total assets mature within a one year period.

  The Company has a borrowing arrangement with Harris Trust and Savings Bank ("Harris") whereby Harris has agreed to make available to the Company up to $10 million at the federal funds overnight rate. The Company pays no commitment fee to Harris and Harris may terminate this arrangement at any time and is under no contractual obligation to provide requested funding to the Company. The Company's borrowings under this arrangement are typically on an overnight basis and the Company borrowed and repaid an aggregate of approximately $30,200,000 during July 1995. At July 31, 1995, no borrowings were outstanding to Harris. The Company believes that if Harris was unable to provide funding as described above, a satisfactory alternative source of funding would be available to the Company.

  The Company's cash flows are comprised of three primary classifications: cash flows from operating activities, investing activities, and financing activities. Cash flows provided by operating activities were $5,070,000 and $6,754,000 for the fiscal year ended October 31, 1994 and the nine months ended July 31, 1995, respectively. Accrued interest and fees receivable increased to $3,714,000 during the fiscal year ended October 31, 1994 due to the increase in assets processed, as well as delay in the billing process caused by staff turnover. Billing procedures were re-engineered in fiscal year 1995 resulting in improved collections in the nine months ended July 31, 1995. Net cash (used) provided by investing activities, consisting primarily of purchases of investment securities and proceeds from maturities of investment securities, was ($14,338,000) and $9,601,000 for the fiscal year ended October 31, 1994 and the nine months ended July 31, 1995, respectively. Net cash
(used) provided by financing activities, consisting primarily of net activity in deposits, was $2,371,000 and ($19,962,000) for the fiscal year ended October 31, 1994 and the nine months ended July 31, 1995.

Capital Resources

  Historically, the Company has financed its operations primarily through internally generated cash flows. The Company incurs capital expenditures for furniture, fixtures and miscellaneous equipment needs. The Company leases microcomputers through operating leases. Such capital expenditures have been incurred and such leases entered into on an as-required basis, primarily to meet the growing operating needs of the Company. As a result, the Company's capital expenditures for fiscal 1992, 1993 and 1994 were $1,188,000, $1,877,000 and $1,616,000, respectively. The Company's capital expenditures for the nine months ended July 31, 1995 were $1,408,000.

  Stockholders' equity at July 31, 1995 was $17,248,000, an increase of $3,535,000 or 26%, from $13,713,000 at October 31, 1994. The ratio of stockholders' equity to assets was 15.33% at July 31, 1995, compared with 10.75% at October 31, 1994. The growth in stockholders' equity is attributable to current period net income.

  The Federal Reserve Board has adopted a system using internationally consistent risk-based capital adequacy guidelines to evaluate the capital adequacy of banks and bank holding companies. Under the risk-based capital guidelines, different categories of assets are assigned different risk weights, based generally upon the perceived credit risk of the asset. These risk weights are multiplied by corresponding asset balances to determine a "risk-weighted" asset base. Certain off-balance sheet items, which previously were not expressly considered in capital adequacy computations, are added to the risk-weighted asset base by converting them to a balance sheet equivalent and assigning them the appropriate risk weight.

  Federal Reserve Board and FDIC guidelines require that banking organizations have a minimum ratio of total capital to risk-adjusted assets and off balance sheet items of 8.0%. Total capital is defined as the sum of "Tier I" and "Tier II" capital elements, with at least half of the total capital required to be Tier I. Tier I capital includes, with certain restrictions, the sum of common stockholders' equity, noncumulative perpetual preferred stock, a limited amount of cumulative perpetual preferred stock, and minority interests in consolidated subsidiaries, less certain intangible assets. Tier II capital includes, with certain limitations, subordinated debt meeting certain requirements, intermediate-term preferred stock, certain hybrid capital instruments, certain forms of perpetual preferred stock, as well as maturing capital instruments and general allowances for loan losses.

  The following table summarizes the Company's Tier I and total capital ratios at July 31, 1995:

                                                                  July 31, 1995
                                                                  -------------
                                                                  Amount  Ratio
                                                                  ------- -----
   Tier I capital................................................ $17,248 53.30%
   Tier I capital minimum requirement............................ $ 1,294  4.00
                                                                  ------- -----
   Excess Tier I capital......................................... $15,954 49.30%
                                                                  ======= =====
   Total capital................................................. $17,283 53.41%
   Total capital minimum requirement............................. $ 2,589  8.00
                                                                  ------- -----
   Excess total capital.......................................... $14,694 45.41%
                                                                  ======= =====
   Risk adjusted assets, net of intangible assets................ $32,359
                                                                  =======

  In addition to the risk-based capital guidelines, the Federal Reserve Board and the FDIC use a "Leverage Capital Ratio" as an additional tool to evaluate capital adequacy. The Leverage Capital Ratio is defined to be a company's Tier I capital divided by its adjusted total assets. The Leverage Capital Ratio adopted by the federal banking agencies requires a ratio of 3.0% Tier I capital to adjusted average total assets for top rated banking institutions. All other banking institutions will be expected to maintain a Leverage Capital Ratio of 4.0% to 5.0%. The computation of the risk-based capital ratios and the Leverage Capital Ratio requires the capital of the Company to be reduced by most intangible assets. The Company's Leverage Capital Ratio at July 31, 1995 was 15.33%, which is in excess of regulatory requirements. See "Business -
 Regulation and Supervision."

  The following tables present average balances, interest income and expense, and yields earned or paid on the major categories of assets and liabilities for the periods indicated.

                           Nine Months Ending July 31, 1995        Nine Months Ending July 31, 1994
                          --------------------------------------  --------------------------------------
                           Average                    Average      Average                    Average
                           Balance       Interest    Yield/Cost    Balance       Interest    Yield/Cost
                          ------------  ----------  ------------  ------------  ----------  ------------
Interest-earning Assets:
Fed funds sold..........  $      4,065   $      185        6.06%
Interest-earning
 deposits...............         1,000           42        5.64%  $      1,000   $       25        3.37%
Investment securities...        81,316        3,558        5.83%        77,406        3,362        5.79%
Loans...................        13,658          925        9.03%        12,331          601        6.49%
                          ------------   ----------   ---------   ------------   ----------   ---------
Total interest-earning
 assets.................       100,039        4,710        6.28%        90,737        3,988        5.86%
                                         ----------   ---------                  ----------   ---------
Allowance for loan
 losses.................           (35)                                    (35)
Noninterest-earning
 assets.................        22,182                                  22,338
                          ------------                            ------------
Total assets............  $    122,186                            $    113,040
                          ============                            ============
Interest-bearing
 liabilities:
Deposits:
 Savings................  $      4,119           85        2.75%  $      9,272          119        1.72%
 Time...................        24,991          495        2.64%        29,061          428        1.95%
Borrowings..............         1,495           78        6.99%           252            6        3.15%
                          ------------   ----------   ---------   ------------   ----------   ---------
Total interest-bearing
 liabilities............        30,605          658        2.87%        38,585          554        1.91%
                                         ----------   ---------                  ----------   ---------
Noninterest-bearing
 liabilities:
 Demand deposits........        41,269                                  41,881
 Noninterest bearing
  time deposits.........         3,297                                  19,359
 Other liabilities......        31,418                                   1,882
                          ------------                            ------------
Total liabilities.......       106,589                                 101,707
Equity..................        15,597                                  11,332
                          ------------                            ------------
Total liabilities and
 equity.................  $    122,186                            $    113,040
                          ============                            ============
Net interest income.....                 $    4,052                              $    3,434
                                         ==========                              ==========
Net interest margin(1)..                                   5.40%                                   5.05%
Average interest rate
 spread(2)..............                                   3.41%                                   3.95%
Ratio of interest-
 earning assets to
 interest-bearing
 liabilities............                                  326.9%                                  235.2%

--------
(1) Net interest income divided by average interest-earning assets.
(2) Yield on interest-earning assets less rate paid on interest-bearing liabilities.

                           Year Ending October 31, 1992       Year Ending October 31, 1993  Year Ending October 31, 1994
                          ----------------------------------  ----------------------------- -----------------------------
                          Average                  Average    Average             Average   Average             Average
                          Balance     Interest   Yield/Cost   Balance   Interest Yield/Cost Balance   Interest Yield/Cost
                          ----------  ---------  -----------  --------  -------- ---------- --------  -------- ----------
                                                           (Dollars in thousands)
Interest-earning assets:
Fed funds sold..........  $   17,410   $     663       3.81%  $    667   $   19     2.84%   $    393   $   20     5.20%
Interest-earning
 deposits...............         833          38       4.55%     1,000       34     3.38%      1,000       38     3.80%
Other short-term
 investments............      19,531         899       4.60%
Investment securities...      37,301       2,656       7.12%    78,469    4,599     5.86%     80,462    4,731     5.88%
Demand loans............       6,073         436       7.18%     7,829      505     6.45%     12,497      859     6.87%
                          ----------   ---------   --------   --------   ------    -----    --------   ------    -----
Total interest-earning
 assets.................      81,148       4,692       5.78%    87,965    5,157     5.86%     94,351    5,648     5.99%
                                       ---------   --------              ------    -----               ------    -----
Allowance for loan
 losses.................         (35)                              (35)                          (35)
Noninterest-earning
 assets.................      18,497                            21,547                        22,494
                          ----------                          --------                      --------
Total assets............  $   99,609                          $109,477                      $116,810
                          ==========                          ========                      ========
Interest-Bearing
 Liabilities:
Deposits:
 Savings................  $    2,871          56       1.97%  $  1,878       48     2.57%   $ 12,898      256     1.98%
 Time...................      32,793         961       2.93%    28,646      607     2.12%     30,212      609     2.01%
Short Term Borrowings...         435          15       3.39%       269        8     2.86%        220        6     2.79%
                          ----------   ---------   --------   --------   ------    -----    --------   ------    -----
Total interest-bearing
 liabilities............      36,098       1,032       2.86%    30,793      663     2.15%     43,330      870     2.01%
                                       ---------   --------              ------    -----               ------    -----
Noninterest-bearing
 liabilities:
 Demand deposits........      43,562                            63,088                        37,535
 Noninterest bearing
  time deposits.........       9,458                             5,911                        22,019
 Other liabilities......       3,438                               664                         2,147
                          ----------                          --------                      --------
Total liabilities.......      92,556                           100,456                       105,031
Equity..................       7,053                             9,022                        11,779
                          ----------                          --------                      --------
Total liabilities and
 equity.................  $   99,609                          $109,477                      $116,810
                          ==========                          ========                      ========
Net interest income.....                  $3,660                         $4,494                        $4,778
                                       =========                         ======                        ======
Net interest margin(1)..                               4.51%                        5.11%                         5.06%
Average interest rate
 spread(2)..............                               2.92%                        3.71%                         3.98%
Ratio of interest-
 earning assets to
 interest-bearing
 liabilities............                              224.8%                       285.7%                        217.8%

--------

(1) Net interest income divided by average interest-earning assets.
(2) Yield on interest-earning assets less rate paid on interest-bearing liabilities.

                                   BUSINESS

General

  Investors Financial Services Corp., based in Boston, Massachusetts, provides asset administration services for the financial services industry through its wholly owned subsidiary, Investors Bank & Trust Company. The Company provides domestic and global custody, multicurrency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending, and mutual fund administration services to a variety of financial asset managers, including mutual fund complexes, investment advisors, banks and insurance companies. Currently, the Company provides financial asset administration services for approximately $87 billion of assets, including assets managed by 35 mutual fund complexes and insurance companies and approximately $6 billion of assets based outside the United States. The Company derived approximately 87%, 85% and 89% of its revenues from financial asset administration services for the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and 89% and 84% of its revenues from financial asset administration services for the nine-month periods ended July 31, 1994 and 1995, respectively. The Company derived the balance of its revenues from private banking transactions, including the administration of trust and custody accounts, secured lending, trust administration and deposit accounts.

  The Company has operated as a subsidiary of Eaton Vance since 1969. The boards of directors of the Company and Eaton Vance have determined to separate the business operations of the Company from those of Eaton Vance by means of a tax free, pro rata distribution of Eaton Vance's ownership interest in the Company to the Eaton Vance stockholders. The principal reasons for the Distribution are to eliminate certain regulatory restrictions to which the Company is subject under CEBA, and to enable the Company to pursue its business goals independent of Eaton Vance. See "The Distribution - Reasons for the Distribution."

Overview of the Financial Services Industry

  In the financial services industry, asset managers, whether independent or affiliated with investment management companies, banks or insurance companies, manage and invest financial assets entrusted to them. Asset managers utilize a broad range of pooled investment products such as mutual funds, unit investment trusts, separate accounts and variable annuities to achieve their clients' investment goals. Asset administration companies, such as the Company, perform various services for the asset managers and the pooled products they sponsor, including domestic and global custody, multicurrency accounting, transfer agency, portfolio performance measurement, foreign exchange, securities lending, and administration. In the United States, financial assets managed in the mutual fund industry totaled over $2.3 trillion in 1994. Total financial assets in the United States have grown at an annual rate of approximately 10% over the last five years, almost double the nominal gross domestic product growth.

  The Company believes that the rapid pace of financial asset creation through the flow of assets into pooled products and other investment products and the related asset administration of those products is the key to revenue growth for asset administration companies. Mutual funds, such as those serviced by the Company, make up a large part of the financial assets in pooled investment vehicles. As of December 31, 1994, there were approximately 5,250 mutual funds worldwide. Investment management companies sponsored approximately 3,400 funds, with an aggregate of $1.6 trillion in assets. The 1,300 bank-sponsored mutual funds managed approximately $277 billion in assets in 1994. Insurance companies also participate in the industry, sponsoring approximately 500 funds with $160 billion in assets. In addition, insurance companies manage separate accounts and variable annuity products which also require asset administration services.

  The asset administration environment differs by asset management organization and operational philosophy. Most asset managers outsource custody services. In many cases, they use multiple custodians to foster cost reduction through competition. Large asset managers may have the critical mass necessary to cost-justify in-house facilities to handle accounting, administration and transfer agency services, while smaller asset managers outsource these services as well. The Company believes that asset administration companies such as the Company operate most efficiently when bundling services such as custody and accounting with value-added services such as securities lending and foreign exchange. The Fund Accounting and Tracking System, the software system developed and owned by the Company, with its integrated functionality, supports these services, so that information is input once and is entered into various administrative subsystems without manual intervention.

  Providing asset administration services offshore is a growing area in the financial services industry. Non-U.S. investors in certain pooled investment vehicles are subject to U. S. income tax if their income is effectively connected with the conduct of a trade or business in the U. S. Operating an investment fund from an offshore location is a requirement for sheltering an investment fund from U.S. taxation. In 1993, the Company opened a subsidiary in Toronto, Canada to service the growing offshore mutual fund market. In July 1994, the Company opened an office in Dublin, Ireland to service European clients. In July 1995, the Company was granted preliminary approval to open a small administration site in the Cayman Islands to service Caribbean-based funds.

  Another driving force in the financial services industry is the importance of information technology. Asset managers are able to create innovative investment products using data from world markets as a result of more powerful and affordable information processing power, coupled with the ability to send large volumes of information instantly through widely dispersed communication networks. Timely on-line access to electronic information on security positions, prices and price shifts facilitate on-line currency trading, indexation of assets, real time arbitrage, and hedging through the use of derivative securities. Asset administration providers use technology as a competitive tool to deliver precise and functional information to the asset managers, and to increase value-added services. Value-added services include performance measurement and analytical tools for asset managers, such as reports showing time-weighted return, performance by sector, and time-weighted return by sector. Other factors, such as the reduction in settlement times in world markets, have created greater demand for asset administration service providers to have on-line, real-time systems. The Company believes that the integrated nature of FACTS, compared with the disparate systems used for different tasks by many other financial service providers, positions the Company well to respond to the changing technological demands of the financial services industry.

  Competition in the asset administration industry has reduced pricing in almost all business segments, particularly with respect to custody services and trustee services. Partially offsetting this trend is the development of new services that have higher margins. Its investment in technology has permitted the Company to offer new value-added services to clients such as offshore custody and fund accounting, securities lending and foreign exchange at competitive prices around the globe. Technological evolution and new service innovation enable the Company to generate additional revenues to offset price pressure in maturing service lines.

  Asset managers are also creating different investment structures in an effort to capture efficiencies of larger pools of assets. One example of this innovation is a patented product of Signature Financial Group, Inc. ("SFG"), the Hub and Spoke structure. The Company has an agreement with SFG to act as a third party asset administration service provider for assets in the Hub and Spoke structure (a description of the terms of such agreement appears at "Business - Service Offerings - Hub and Spoke Processing"). In the Hub and Spoke structure, one or more investment vehicles (the "Spokes") with identical investment objectives pool their assets in a common portfolio held by a separate investment vehicle (the "Hub"). This structure permits each of the Spoke vehicles to be sold to a separate target market and through a different distribution channel even if the Spoke, on a stand alone basis, would not be large enough to support its operating costs. The Spokes benefit from economies of scale available to the larger pool of funds invested in the Hub. The Hub and Spoke structure was first developed by SFG in 1989. Since that time, financial assets managed in Hub and Spoke vehicles have grown to $40 billion at December 31, 1994. The Company services approximately $24 billion in Hub and Spoke assets, representing approximately 60% of all Hub and Spoke assets. See "Business - Company Strategy" and "Business - Service Offerings - Hub and Spoke Processing."

  In addition, a growing number of mutual funds have been structured as multiple class funds in order to address the differing requirements and preferences of potential investors. In the typical multiple class environment, investors have the option of purchasing fund shares with the sales load structure that best meets their short-term and long-term investment strategy. Multiple class arrangements allow an investment company to sell interests in a single investment portfolio to separate classes of stockholders. Multiple class funds, due to the increased complexity of their structure, present new opportunities for asset administration companies. The Company services approximately 80 multiple class mutual funds, representing $23 billion in financial assets.

  The financial asset service industry has recently experienced a consolidation among service providers. The Company believes that its size and its responsiveness to client needs provide the financial services industry with an asset administration alternative to superregional and money center banks. In addition, consolidation within the industry causes prospective clients to review their relationships with existing service providers. The Company's sales and marketing group actively monitors these situations as they develop.

Company Strategy

  Global and domestic custody and multicurrency accounting are the principal asset administration services provided to the Company's clients. The Company's securities lending, foreign exchange, transfer agency and mutual fund administration services are value-added services utilized by clients based on their particular needs. The Company's objective is to provide a broad range of services to all clients, maximize the use of its value-added services and increase the size of its client base. To achieve these objectives, the Company has adopted the following strategy:

  . Deliver superior service and expand client relationships. Service quality in asset administration relationships is a key to maintaining existing business and in attracting new clients. The Company takes an integrated approach to asset administration rather than the functional approach of some of its competitors. Instead of separate departments managing components of the custody and accounting task (e.g., trade settlement, income collection, corporate actions, general ledger accounting, portfolio accounting and pricing), the Company has integrated these custody and accounting functions and dedicates a single operations team to handle all work for a particular account or fund. In addition, each client is assigned a Client Manager, independent of the operations team, to anticipate the client's needs, to coordinate service delivery, and to provide consulting support. The Company believes that its strong client relationships create continuing opportunities to provide additional services to existing customers. Financial assets processed by the Company for existing clients increased by $6.1, $11.7 and $6.1 billion during the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and increased by $6.1 and $16.2 billion during the nine-month periods ended July 31, 1994 and 1995, respectively.

  . Maintain technological expertise. The asset administration industry requires the technological capability to support a wide range of global security types and complex portfolio structures in both local and base currencies, as well as the telecommunications flexibility to support the diversity of global communications standards. The Fund Accounting and Custody Tracking System was developed in the mid-1980s to support its integrated approach to the provision of services to its clients. From a systems standpoint, FACTS is an integrated computerized information system that provides custody, securities movement and control, portfolio accounting, general ledger accounting, pricing, net asset value calculation, and Hub and Spoke processing into a single information system. By consolidating these functions, the Company has eliminated redundancy in data capture and reduced the opportunity for clerical error. The FACTS architecture enables the Company to modify the system quickly, resulting in increased processing quality and efficiency for its clients. The Company believes that this integrated architecture helps differentiate the Company from its competitors.

      System enhancements and upgrades are an ongoing part of asset administration, both to remain competitive and to create information delivery mechanisms that add value to the information available as part of clearing and settling transactions. During the past two years, the Company has developed standardized data extracts and automated interfaces that allow its clients to connect electronically with the Company's host computer and access data collected from clearance and settlement transactions in multiple currencies on a real-time basis. Through these information-sharing tools, the Company is better equipped to expand its custody and accounting services with foreign exchange services and asset and transaction reporting and monitoring services. This electronic linkage also positions the Company to respond quickly to client requests.

       The Company's sixty-three systems professionals have developed expertise in various advanced technologies, including graphical user interfaces, relational database management systems, distributed processing and imaging technology. The Company intends to continue to utilize these technologies to provide the responsiveness necessary to keep pace with the rapidly changing requirements of the industry and the needs of its clients.

  . Expand the range of value-added service offerings. Asset administration companies gain competitive advantage by offering a range of value-added services to their financial services clients. The Company operates most efficiently when bundling basic services such as custody and accounting with value-added services such as performance measurement, securities lending and foreign exchange. Additionally, the Company's activities have been restricted under CEBA. After the Spin-Off Transaction, the Company will no longer be subject to the CEBA restrictions and will be able to participate in additional business activities. The Company's clients, which consist mainly of managers of mutual funds, unit investment trusts and other pooled asset products, typically generate large cash balances from securities sales and other transactions which they wish to invest on a short-term basis. Because the Company is subject to a 7% annual asset growth cap under CEBA, it has not been able to accept those deposits and must direct these deposits to other financial institutions, foregoing a potential source of revenue. The Company directed client deposits averaging almost $1.1 billion daily to other financial institutions in fiscal year 1994. Similarly, many of the Company's clients use credit lines to leverage their portfolios or to handle overnight cash shortfalls, however, CEBA rules have restricted the Company from making commercial loans of this type. As a result of the Spin-Off Transaction, the Company may now offer these deposit and lending services directly to existing and potential clients.

  . Expand offshore processing capabilities. Non-U. S. investors in certain pooled investment vehicles are subject to U. S. income tax if their income is effectively connected with the conduct of a trade or business in the U. S. Operating an investment fund from an offshore location is a requirement for sheltering an investment fund from U.S. taxation. In 1993, the Company opened a subsidiary in Toronto, Canada to service the growing offshore mutual fund market. In July 1994, the Company opened an office in Dublin, Ireland to service European clients. In July 1995, the Company was granted preliminary approval to open a small administration site in the Cayman Islands to service Caribbean-based funds. The technology requirements of the offshore fund accounting operations are facilitated by the architecture of FACTS. FACTS allows a microcomputer located at offshore processing centers to use the FACTS software system to perform the components of processing on-site in compliance with local jurisdiction and Internal Revenue Service requirements for off-shore investment funds, while utilizing the mainframe processing, storage and archive capabilities. In contrast, other fund accounting providers typically utilize entirely separate systems for domestic and offshore processing.

  . Build expertise in the employee base. The Company believes that in order to compete successfully for new business and obtain additional business from existing clients, a qualified employee base is required together with a commitment to ongoing training to keep employees abreast of technological advances and industry developments in the financial services industry. Successful completion of a Professional Development Training Program is required of all newly hired employees. Topics covered during the training program include an overview of the financial services industry and pooled asset vehicles, principles of mutual fund accounting and custody, instruction in control procedures, manual performance of fund accounting tasks and intensive training on FACTS. This training program is supplemented by ongoing education as the industry or client base changes.

  . Seek strategic alliances. The Company intends to continue to pursue strategic marketing and other alliances with participants in the financial services industry. In May 1993, the Company signed a Hub and Spoke(R) facilities management agreement with Signature Financial Group, Inc. the developer of the Hub and Spoke structure. Hub and Spoke is a patented investment structure that makes it possible for investment advisers to reach new markets and avoid the inefficiencies of maintaining separate portfolios that have common investment objectives. See "Business - Overview of the Financial Services Industry." The Company currently services $24 billion in Hub and Spoke assets, representing 60% of all Hub and Spoke assets and which accounted for 8% and 14% of net operating revenue for the twelve-month periods ended October 31, 1993 and 1994, respectively, and 12% and 25% of net operating revenue for the nine-month periods ended July 31, 1994 and 1995, respectively. The Company had no net operating revenue from Hub and Spoke processing for its 1992 fiscal year. See "Business - Overview of Financial Services Industry" and "Business - Service Offerings - Hub and Spoke Processing."

Service Offerings

  The Company provides a broad range of asset administration services to the financial services industry, including domestic and global custody, multicurrency accounting, securities lending, foreign exchange, mutual fund administration, institutional transfer agency, performance measurement and private banking services. Global and domestic custody and multicurrency accounting are the principal asset administration services provided to the Company's clients. Fees charged for these services are price-sensitive. Securities lending and foreign exchange services provide a more favorable pricing environment for the Company and increased activity by the Company in these areas would not involve a proportionate increase in personnel or other resources. Mutual fund administration and institutional transfer agency services provide additional revenue generating opportunities, but require a corresponding increase in personnel and processing resources.

  Client fees vary from client to client based on the volume of assets under custody, the number of securities held and portfolio transactions, income collected and whether other value-added services such as foreign exchange and performance measurement are needed. Fees are generally billed to the client monthly in arrears, and upon their approval, charged directly to their account.

  The Company takes an integrated approach to asset administration rather than the functional approach of some of its competitors. The Company has integrated the components of the custody and accounting task (e.g., trade settlement, income collection, corporate actions, general ledger accounting, portfolio accounting and pricing) and dedicates a single operations team to handle all work for a particular account or fund, instead of using separate departments to manage these custody and accounting functions. In addition, each client is assigned a Client Manager, independent of the operations team, to anticipate the client's needs, to coordinate service delivery, and to provide consulting support. The Company's accounting control group independently checks and verifies transfer agency, custody and administrative operations each day.

  The following is a description of the various services offered by the Company.

  Domestic Custody. Custody entails overseeing the safekeeping of client securities and settlement of portfolio transactions. The Company's domestic assets under custody have grown from $9 billion at October 31, 1989 to $67 billion at July 31, 1995. Custody functions are fully integrated with security movement and control, portfolio accounting, general ledger accounting, and pricing and evaluation through FACTS. Custody functions include:

  .Settlement of purchases and sales of securities.
  .Safekeeping of securities and cash.
  .Tracking and collection of income and receivables, such as dividends and distributions.
  .Reconciliation of cash and security positions.
  .Disbursement of expenses.
  .Calculation and reporting of cash availability to asset managers. .Reporting and processing of corporate actions, such as stock splits and bond calls.
  .Initiation of settlement inquiries, including reclaims for foreign tax withholding.
  .Periodic reporting of holdings, transactions, income, corporate actions and cash flow.

  Foreign Custody. Foreign custody includes the safekeeping of cross-border securities for clients, such as the safekeeping of Hong Kong stocks for a Dutch mutual fund or German bonds held for a U.S. bank-sponsored mutual fund. The Company entered the foreign custody marketplace in 1988, when the nature of foreign custody began to change dramatically. In the 1970s, foreign custody was a series of manual, labor intensive exchanges; settlement was a slow process where most securities were re-registered and vaulted in the U.S. and the volume of assets was relatively small. Major developed countries throughout the world have evolved to highly automated environments, and the transition in developing countries is proceeding rapidly. Currently, the Company has approximately $6 billion in foreign assets under custody.

  Given the evolution of information technology and the industry's acceptance of computer technology as the preferred vehicle to support foreign custody, the Company established a worldwide network of global subcustodians. In countries with centralized clearing houses such as Euroclear, the Company establishes a subcustodian relationship directly with the clearing house and is able to receive information from the subcustodian in electronic format directly onto FACTS. In nations without automated environments, subcustodians hold physical securities in their own vaults and provide reporting in hard copy format to the Company for input onto FACTS. Today, the Company has custody agreements in 61 countries, typically with regional providers of custody services. Since the Company does not have its own branches in these countries, it is able to operate in the foreign custody arena with minimal fixed costs, while the Company's clients benefit from the ability use only one custodian, the Company, for their international investment needs.

  Multicurrency Accounting. Multicurrency accounting provides the daily recordkeeping for each account or investment vehicle, including calculations of net asset value per share, dividend rates per shares, and the maintenance of all books, records and financial reports required by the Commission and other regulatory agencies. Due to the growth in international investments by asset managers, traditional fund accounting tasks must be reconciled across multiple currencies. The primary approach of the Company is to bundle the sale of fund accounting and custody services in order to work within the natural efficiencies and control mechanisms of its integrated custody/fund accounting system and operational philosophy. Multicurrency accounting functions include:

  . Maintenance of the books and records of a fund in accordance with the Investment Company Act of 1940.
  . Tracking of investment transactions for use in the calculation of tax gains and losses.
  .  Calculation and accrual of expenses.
  . Booking of purchases, redemptions and transfers of fund shares as directed by the transfer agent.
  .  Calculation of gains and losses by security and currency.
  .  Determination of net income.
  . Calculation of daily yield in accordance with Commission formula requirements.
  . Preparation of statements of assets and liabilities and statements of operations.
  .  Computation of the market value of the account.
  . Calculation of the daily Net Asset Value of the account and reporting of this value to National Association of Securities Dealers for publication in newspapers.

  In addition to providing the above services to domestic-based accounts and investment vehicles, the Company also provides offshore fund accounting. The Company views the offshore market as a significant business opportunity and will continue to invest in expansion to support client demand. The Company's Toronto operations are conducted by the Company's wholly-owned Canadian subsidiary that currently provides offshore services to 28 portfolios. The Canadian subsidiary processes over $13 billion in assets requiring the calculation of 77 daily net asset values. In 1994, the Company opened a processing site in Dublin to service European clients and in July 1995, it was granted preliminary approval by the authorities in the Cayman Islands to open a small administration site for Caribbean-based funds.

  The technology requirements of the offshore fund accounting operations are facilitated by the architecture of FACTS. FACTS allows a microcomputer located at offshore processing centers to use the FACTS software system to perform the components of account processing on-site in compliance with local jurisdiction and Internal Revenue Service requirements for off-shore investment funds, while utilizing the Company's mainframe processing, storage and archive capabilities. In contrast, other fund accounting providers typically utilize entirely separate systems for domestic and offshore processing.

  Mutual Fund Administration. The Company provides mutual fund administration services, including management reporting, regulatory reporting, and tax and accounting reporting. Management reporting consists of information and reporting which is of primary interest to the fund's asset managers and its board of trustees and includes:

  . Preparation of detailed quarterly financial information for presentation to fund management and its board of trustees.
  . Monitoring of reporting of net asset value, settlement of trades, and processing of stockholder transactions.
  .  Monitoring of compliance with investment portfolio restrictions.
  . Calculation of fund dividends to be declared in accordance with management guidelines.
  .  Preparation and monitoring of a fund's expense budget.

  Regulatory reporting is the reporting and accumulation of information required of the fund by the Commission and state securities regulators and includes:

  .  Coordination of preparation and filing of Commission reports.
  . Maintenance of effective "blue sky" registrations in jurisdictions selected for fund sales.
  . Coordination of the preparation and printing of stockholder reports. . Preparation of prospectus updates and proxy material.
  .  Coordination of on-going blue sky compliance.

  Tax and accounting reporting is required either by the fund's auditors or by Internal Revenue Service rules and regulations and includes:

  . Performing portfolio compliance testing to establish qualification as a regulated investment company.
  .  Preparation of income and excise tax returns.
  . Preparation of audit package for use by independent public accountants. . Coordination of review of income, capital gains, and distribution information.

  The Company also provides mutual fund start-up services in addition to ongoing services. The Company has worked with a number of investment advisors to assist them in the development of new mutual funds. Its services typically include product definition assistance, servicer selection, and assistance in structuring and registering the fund. The Company's Administration Group is staffed by 15 accounting and legal professionals who have experience in either mutual fund complexes or mutual fund servicing organizations.

  Foreign Exchange. The Company offers foreign exchange services in order to settle international securities transactions for U.S. dollar denominated mutual funds and other accounts and to convert income payments denominated in a non-U.S. currency to U.S. dollars. By using the Company rather than a third party foreign exchange bank to perform these functions, clients reduce the amount of time spent coordinating currency delivery and monitoring delivery failures and claims. The Company, as principal, enters into foreign exchange contracts with a client and simultaneously enters into a matched trade with another financial institution. The current volume of trades processed by the Company is approximately 4,000-5,000 trades per year, which vary in size up to $1 million. The Company initiates foreign exchange transactions only in response to a client's request and engages in no foreign exchange trading transactions for its own account. Foreign exchange fee revenue totaled $169,000 and $536,000 for the twelve-month periods ended October 31, 1993 and 1994, respectively, and $413,000 and $756,000 for the nine-month periods ended July 31, 1994 and 1995, respectively. The Company had foreign exchange fee revenue for its 1992 fiscal year. See Note 16 of Notes to Consolidated Financial Statements.

  Securities lending. Securities lending involves the lending of clients' securities to brokers and other institutions for a fee, which improves a client's return on the underlying securities. The Company acts as agent for its clients for both international and domestic securities lending services. Currently, lending services are provided to five clients, and the current loan portfolio aggregates approximately $900 million. The Company retains as compensation a portion of the lending fee due to the client as owner of the borrowed asset. Securities lending fee revenue totaled $371,000, $561,000 and $1,181,000 for the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and $963,000 and $950,000 for the nine-month periods ended July 31, 1994 and 1995, respectively.

  Through a network of broker/dealers, the Company places the securities out on loan pursuant to client instruction, delivers the subject securities and performs the necessary loan accounting. Accounting entails monitoring each security out on loan by broker, allocating the loans to each fund, tracking the fixed or variable rebate due the broker, updating the daily investments, applying the earnings to each security loan and preparing daily and monthly earnings statements for each fund and all the brokers.

  All loans are fully collateralized with cash, government securities or a letter of credit. This collateral is reinvested according to each client's instructions. The Company monitors all outstanding loans on a daily basis by reviewing exposure by broker, performing asset reconciliations, and marking each security to market to ensure that proper collateral levels are maintained.

  Institutional Transfer Agency. Transfer agency encompasses mutual fund shareholder recordkeeping and communications. Services include tracking capital shares, fulfilling purchase, transfer, and redemption requests, and sending account statements, tax reporting information and distributions to shareholders. The Company provides mutual fund shareholder servicing and recordkeeping for clients representing approximately 30,000 shareholder accounts. These services are generally provided only to institutional clients with smaller numbers of outstanding shareholders or omnibus positions of retail shareholders.

  Performance Measurement. Performance measurement services involve the creation of systems and databases that enable asset managers to construct, manage and analyze their portfolios. Services include portfolio profile analysis, portfolio return analysis, and customized benchmark construction. Performance measurement uses data already captured by FACTS to calculate statistics and report them to asset managers. The Company provides this service for an aggregate of $12 billion in assets managed by 11 clients.

  Hub and Spoke Processing. The Company provides asset administration services for approximately $24 billion in Hub and Spoke fund assets under contractual arrangements with Signature Financial Group, Inc., owner of the patented Hub and Spoke structure. In May 1993, SFG granted the Company the non-exclusive right to service mutual funds licensing the Hub and Spoke structure from SFG, as well as a non-exclusive license to integrate SFG's Hub and Spoke software with FACTS for this purpose. The Company's right to service such mutual funds and its license to integrate the Hub and Spoke software with FACTS extends until the earlier of (i) termination by the Company on 120 days notice, or
(ii) termination by SFG upon material and willful breach of the agreement by the Company, execution of any assignment for the benefit of creditors of the Company, or filing of bankruptcy of the Company. In May 1993, Signature Financial Services, Inc., a wholly owned subsidiary of SFG, agreed to use the Company as its exclusive provider through May 1998 of personnel, data processing services and facilities for processing of all Hub and Spoke fund assets of SFG's licensees, other than foreign licensees utilizing off-shore processing as of May 1993. The Company has the option to decline to provide services under the agreement to any particular licensee. The Company is compensated under this arrangement based on the dollar amount of assets processed. The Company maintains the right under its arrangements with SFG to provide asset administration services independent of Signature Financial Services, Inc. to certain licensees of SFG. See "Business - Overview of Financial Services Industry" and "Business - Company Strategy."

  Private Banking Services. The Company offers private banking services to individuals, family groups, trusts, endowments and foundations, and retirement plans. The Company develops this client base by forming relationships with investment advisors and working with the advisors to service mutual clients. Currently, the Company services over 4,500 individually managed trust and custody accounts. The Company does not conduct consumer banking operations.

  Acting as a fiduciary, the Company provides trust administration and estate settlement services. These services include on-going fiduciary review of the trust instrument, collection and safekeeping of assets, distribution of income, appropriate reporting for court and tax purposes, preparation of tax returns, and distribution of assets as required. The Company does not provide investment advice, but works closely with third-party investment advisors chosen by each client to carry out the investment of assets. Custody services, such as the safekeeping of securities and the settlement of securities transactions, are also provided to these clients. Custody service fees are determined based on assets under custody and number of transactions in each account.

  Because it has been a subsidiary of Eaton Vance, the Company has been restricted by CEBA from making commercial loans or from writing residential mortgages. The Company specializes in lending to individuals and non-profit institutions on a secured basis. Other than two loans made to non-profit associations for purposes of the Community Reinvestment Act, all loans are secured by securities and are due on demand.

  At July 31, 1995, the Company had gross loans outstanding of $13.7 million, which represented approximately 12.2% of the Company's total assets. The interest rates charged on the Bank's loans are indexed to either the prime rate or the rate paid on 90-day Treasury bills. The Company has never had a loan loss, and has no delinquent loans.

  Commercial Banking Services. As a result of the Distribution, the Company is able to offer commercial banking services. See "The Distribution - Reasons for the Distribution." The Company intends to offer credit lines to its clients for the purpose of leveraging portfolios and covering overnight cash shortfalls. Additionally, the Company's clients, which consist mainly of managers of mutual funds, unit investment trusts and other pooled asset products, typically generate large cash balances from securities sales and other transactions which they wish to invest on a short-term basis. Because the Company is subject to a 7% annual asset growth cap under CEBA, it has not been able to accept those deposits and directed these deposits to other financial institutions. As a result of the Distribution, the Company may now offer these deposit services directly to existing and potential clients.

Sales, Marketing and Client Support

  The Company employs a direct sales staff of five employees that targets potential market areas, including investment management companies, insurance companies, banks and investment advisors. Sales personnel are primarily based at the Company's headquarters in Boston and are given geographic area sales responsibility. Additionally, the Company provides the sales staff with market data and presentation materials. Senior managers from all functional areas are directly involved in obtaining new clients, frequently working as a team with a sales professional.

  New client contacts are generated by a variety of methods, including client referrals, personal sales calls, attendance at trade shows and seminars, advertising in trade publications, and direct mailing to targeted clients.

  In order to service existing clients, a client management staff of approximately 15 professionals based in the Company's Boston office provides client support. Each client is assigned a Client Manager responsible for the overall satisfaction of the client. The Client Manager is usually a senior professional with extensive industry experience and works with the client on contracts, new products and specific systems requirements.

Significant Clients

  The Company presently provides services to approximately 35 mutual fund complexes and insurance companies. The Company's largest client, Eaton Vance, accounted for 14%, 13% and 21% of the Company's net operating revenues for the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and 18% and 15% of net operating revenues for the nine-month periods ended July 31, 1994 and 1995, respectively. Another client of the Company, Merrill, Lynch, accounted for 22%, 21% and 16% of the Company's net operating revenues for the twelve-month periods ended October 31, 1992, 1993 and 1994, respectively, and 17% and 6% of net operating revenues for the nine-month periods ended July 31, 1994 and 1995, respectively. No other single client of the Company represented more than 10% of net operating revenues for those periods. Eaton Vance has been a client of the Company since 1975. Although the Company believes its relations with its clients are good, no assurances can be made that its clients will remain clients upon termination of their agreement with the Company. An unanticipated termination of a major client engagement could adversely effect the Company and its financial results. Most of the Company's client engagements are, and in the future may be, terminable upon 60 days notice.

Software Systems and Data Center

  The Company asset administration operations are supported by sophisticated computer technology. The Company requires the capability to receive vast amounts of information across a world-wide computer network. That information, which covers a wide range of global security types and complex portfolio structures in various currencies, must then be processed, resulting in system-wide updating and reporting. The Company must have the capability to provide not only daily and periodic reports of asset accounting and performance, but also to provide measurement and analytical data to asset managers on-line on a real time basis. These technology requirements call for powerful and sophisticated computer hardware and software systems operated in a cost-effective manner.

  The primary software system used by the Company is its Fund Accounting and Tracking System. The system was developed over a four year period by the Bank of New England, and was put into operation in 1986. It was acquired by the Company in 1990 in connection with the acquisition of the Financial Products Services Division of the Bank of New England.

  FACTS utilizes a microcomputer networked to a mainframe computer system. The microcomputer can be located in any location with the requisite telecommunications network for the automated interface to the mainframe, enabling the Company to provide offshore processing services effectively and efficiently. The microcomputer to mainframe configuration also provides redundant processing capability; if the mainframe fails, FACTS is able to process independently on the microcomputers.

  FACTS emphasizes efficiency and accuracy because it integrates custody, securities movement and control, portfolio accounting, general ledger accounting, pricing, net asset value calculation, and Hub and Spoke Processing into a single system. The traditional industry approach is to have separate applications for each of these functions and interconnect the component applications with manual intervention at various points in the process.

  The integrated and automated nature of FACTS is best reflected in following a transaction through the system. For example, a purchase of a security is entered on a client trading system and the transaction information is electronically transmitted to FACTS. The receipt of the trade information by FACTS will trigger the following activities with no manual intervention by the
Company:

  . Creation of a Securities Movement and Control transaction to track and control the trade for the entire settlement cycle (e.g., confirmation, affirmation, settlement).
  .  Updating of the portfolio position for the security being purchased.
  .  Immediate updating of all required general ledger accounts.
  . Creation of a pricing record to enable pricing of the security and inclusion in the total market value and net asset value determination.
  . Affirmation and settlement of the trade upon notification from the counterparty with associated transaction and general ledger updates occurring simultaneously.
  .  Accounting for all income for the holding period of the security.

  FACTS also complies with current industry standards such as the newly enacted requirement that mandates a three business day settlement cycle for public securities transactions rather than the traditional five business day cycle. The enhancements made to FACTS to address this change included the ability of FACTS to interact with the Depository Trust Company via its new Interactive Institutional Delivery System, which allows institutions to confirm trades earlier in the trade life cycle.

  The integrated nature of FACTS architecture allows the Company to affect modifications and enhancements quickly, resulting in increased processing quality and efficiency for the Company's clients. This integrated architecture helps differentiate the Company from its competitors. System enhancements and upgrades are an ongoing part of asset administration, both to keep ahead of the competition and to create information delivery mechanisms that add value to the information available as part of clearing and settling transactions. During the past two years, the Company has developed standardized data extracts and automated interfaces that allow its clients to connect electronically with the Company's host computer and access data collected from clearance and settlement transactions in multiple currencies on a real-time basis. This electronic linkage also positions the Company to respond quickly to client requests.

  A substantial portion of the Company's electronic transaction processing services depends upon a mainframe host computer system, owned and operated by EDS, contained in the EDS Information Processing Center ("IPC") in Camp Hill, Pennsylvania. Processing and networking functions and equipment are located at the IPC, and in the Boston and Detroit metropolitan areas. The Company has outsourced its mainframe data processing through EDS since December 1990. By outsourcing data processing, the Company can focus its resources on the core line of business and minimize its capital investment in computer equipment. EDS is able to offer the Company up to date computer products and services that it would not otherwise have access to, while removing the risk of product obsolescence. Due to its diverse customer base, EDS can invest in the latest computer technology and spread the costs over multiple users. In addition, the defined pricing, provided by EDS, for products and services allows the Company to match its data processing cost with the related revenue stream. The use of EDS as a hardware provider allows the Company to dedicate its efforts to the ongoing enhancement of its software systems while receiving the benefit of the continuing investment by EDS in its computer hardware.

  EDS provides full disaster recovery services. EDS maintains additional processing equipment at the Camp Hill IPC and at a designated alternate IPC which may be used in the event of equipment failure. The Camp Hill facility is also supported by an uninterruptable power supply and diesel generators which can supply power to continue operations for an extended period of time. Critical software and data files are backed-up daily and stored off-site. Disaster recovery plans are tested through simulations conducted by the Company twice a year. Notwithstanding these precautions, there can be no assurance that a fire or other natural disaster affecting the data center would not disable the host computer system.

  The current agreement between the Company and EDS obligates EDS to provide the Company with comprehensive data processing services and obligates the Company to utilize EDS's services for substantially all its data processing requirements. The Company is billed for these services monthly on an as-used basis as determined by a pricing schedule for specific products and services. EDS began providing services in December 1990 and the current agreement is scheduled to expire on December 9, 1995. The Company is currently negotiating a new contract with EDS for provision of substantially the same services. The Company expects to enter into a new agreement with EDS prior to the expiration of the existing agreement. The initial term of the new agreement is expected to run through December 31, 2000. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

Competition

  The market for asset administration services is highly competitive. The Company's most significant competitors are State Street Boston Corporation, Bank of New York Company, Inc., Chase Manhattan Corp., Brown Brothers Harriman & Co., and PNC Bank. These competitors possess substantially greater financial, sales and marketing resources than the Company and process a greater amount of financial assets than the Company. In addition, the Company also encounters competition in the sale of fund accounting services from large in-house accounting departments of mutual fund complexes, insurance companies and banks offering proprietary mutual funds. Competitive factors include technological advancement and flexibility, breadth of services provided and quality of service. The Company believes that it competes favorably in these categories.

Intellectual Property

  The Company's success is dependent upon its software development methodology and other intellectual property rights developed and owned by the Company, including its Fund Accounting and Custody Tracking System. The Company relies on a combination of trade secret, nondisclosure and other contractual arrangements and technical measures, and copyright and trademark laws to protect its proprietary rights. The Company generally enters into confidentiality agreements with its employees, and consultants and limits access to and distribution of its proprietary information. There can be no assurance that the steps taken by the Company in this regard will be adequate to deter misappropriation of its proprietary information or that the Company will be able to detect unauthorized use and take appropriate steps to enforce its intellectual property rights. Furthermore, such protections may not preclude competitors from developing products and services with functionality or features similar to those of the Company. In addition, effective copyright, trademark and other trade protection may not be available in certain international markets serviced by the Company. Finally, there can be no assurance that intellectual property protection will be available in certain foreign countries. The registration of the service mark Investors Bank & Trust Company will remain in force until 2006, at which time it may be renewed.

  Although the Company believes that its services do not infringe on the intellectual property rights of others, there can be no assurance that such a claim will not be asserted against the Company in the future.

Properties

  As of July 31, 1995, the Company leased three offices located in Boston, as well as foreign offices in Toronto, Canada and Dublin, Ireland for its offshore funds processing business.

  The following table provides certain summary information with respect to the principal properties that the Company leases:

      Location                    Function             Sq. Ft. Expiration Date
      --------                    --------             ------- ---------------
89 South St., Boston,  Principal Executive Offices and 115,249      1997
 MA                    Operations Center
245 Summer St., Bos-                                    25,225      1996
 ton, MA               Operations Center
24 Federal St., Bos-                                     7,831 Tenant at will
 ton, MA               Operations Center
1 First Canadian
 Place, Toronto        Offshore Processing Center       13,674      1997
Earlsfort Terrace,                                       3,400      1997
 Dublin                Offshore Processing Center

  The Company is currently negotiating an agreement to lease 173,500 square feet at a Boston location for a ten-year term to commence in 1997 in order to consolidate its Boston operations. See Note 14 of Notes to Consolidated Financial Statements.

Employees and Training

  As of July 31, 1995, the Company had 673 full-time employees, including 7 in senior management, 21 in marketing and client management, 620 in operations and 25 in general and administration. None of the Company's employees are represented by a union. The Company believes that its relations with its employees are good.

  The Company has developed a five-week, professional development program for entry level staff. Successful completion of the program is required of all newly hired employees. Topics covered during the program include an overview of the financial services industry and pooled asset vehicles, principles of mutual fund accounting and custody, instruction in control procedures, manual performance of fund accounting tasks and intensive training on FACTS. This training program is supplemented by ongoing education on the industry and client base.

  The Company's business is labor-intensive, and its success depends to a significant extent upon a number of key management employees and skilled technical, managerial and marketing personnel, few of which are bound by employment agreements. Since October 31, 1990, the Company's staff has increased from 463 to 673 employees.

Legal Proceedings


  The Company is from time to time subject to claims arising in the ordinary course of business. While the outcome of claims cannot be predicted with certainty, management does not expect these matters to have a material adverse effect on the results of operations and financial condition of the Company.

Regulation and Supervision

  In addition to the generally applicable state and federal laws governing businesses and employers, the Company and the Bank are further regulated by federal and state laws and regulations applicable only to financial institutions and their parent companies. Virtually all aspects of the Company's and the Bank's operations are subject to specific requirements or restrictions and general regulatory oversight. State and federal banking laws have as their principal objective either the maintenance of the safety and soundness of financial institutions and the federal deposit insurance system or the protection of consumers or classes of consumers, rather than the specific protection of stockholders of a bank or its parent company. To the extent the following material describes statutory or regulatory provisions, it is qualified in its entirety by reference to the particular statute or regulation.

 The Company

  General. The Company, as a bank holding company, is subject to regulation and supervision by the Federal Reserve Board (the "FRB") and by the Massachusetts Commissioner of Banks (the "Commissioner"). The Company is required to file annually a report of its operations with, and is subject to examination by, the FRB and the Commissioner. The FRB has the authority to issue orders to bank holding companies to cease and desist from unsound banking practices and violations of conditions imposed by, or violations of agreements with, the FRB. The FRB is also empowered to assess civil monetary penalties against companies or individuals who violate the Bank Holding Company Act of 1956, as amended, (the "BHCA") or orders or regulations thereunder, to order termination of non-banking activities of non-banking subsidiaries of bank holding companies, and to order termination of ownership and control of a non-banking subsidiary by a bank holding company.

  BHCA - Activities and Other Limitations. The BHCA prohibits a bank holding company from acquiring substantially all the assets of a bank or acquiring direct or indirect ownership or control of more than 5% of the voting shares of any bank, or increasing such ownership or control of any bank, or merging or consolidating with any bank holding company without prior approval of the FRB. No approval under the BHCA is required, however, for a bank holding company already owning or controlling 50% or more of the voting shares of a bank to acquire additional shares of such bank. Until September 29, 1995, the BHCA prohibits a bank holding company from acquiring shares of a bank located outside the state in which the operations of the holding company's banking subsidiaries are principally conducted unless such an acquisition is specifically authorized by statute of the other state. The Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 (the "Interstate Act") generally authorizes bank holding companies to acquire banks located in any state commencing on September 29, 1995. In addition, the Interstate Act generally authorizes national and state chartered banks to merge across state lines (and thereby create interstate branches) commencing June 1, 1997.

Under the provisions of the Interstate Act, states are permitted to "opt out" of this latter interstate branching authority by taking action prior to the commencement date. States may also "opt in" early (i.e., prior to June 1, 1997) to the interstate merger provisions.

  The BHCA also prohibits a bank holding company from acquiring a direct or indirect interest in or control of more than 5% of the voting shares of any company which is not a bank or bank holding company and from engaging directly or indirectly in activities other than those of banking, managing or controlling banks or furnishing services to its subsidiary banks, except that it may engage in and may own shares of companies engaged in certain activities the FRB has determined to be so closely related to banking or managing and controlling banks as to be a proper incident thereto. In making such determinations, the FRB is required to weigh the expected benefit to the public, such as greater convenience, increased competition or gains in efficiency, against the possible adverse effects, such as undue concentration of resources, decreased or unfair competition, conflicts of interests or unsound banking practices.

  The FRB has by regulation determined that certain activities are closely related to banking within the meaning of the BHCA. Should the Company desire to expand its activities beyond its current financial services activities, it would generally be limited to the following activities: operating a mortgage company, finance company, credit card company, factoring company, trust company or savings association; performing certain data processing operations; providing limited securities brokerage services; acting as an investment or financial advisor; acting as an insurance agent for certain types of credit-related insurance; leasing personal property on a full-payout, non-operating basis; providing tax planning and preparation services; operating a collection agency; and providing certain courier services. The FRB also has determined that certain other activities, including real estate brokerage and syndication, land development, property management and underwriting of life insurance not related to credit transactions, are not closely related to banking and a proper incident thereto.

  Commitments to Affiliated Institutions. Under FRB policy, the Company is expected to act as a source of financial strength to the Bank and to commit resources to support the Bank in circumstances when it might not do so absent such policy and is expected to maintain the financial flexibility and capital-raising capacity to obtain additional resources for assisting the Bank. The legality and precise scope of this policy is unclear, however, in light of federal judicial precedent. Additionally, the Federal Deposit Insurance Act (the "FDIA") requires the holding company parent of an undercapitalized bank to guarantee, up to certain limits, the bank's compliance with a capital restoration plan approved by the bank's primary federal supervisory agency. Because Investors Financial Services Corp., as a holding company for the Bank, has no assets other than its ownership interest in the Bank, its ability to serve as a source of strength to the Bank through the contribution of capital is, presently, limited to contributing proceeds from the sale of securities contemplated by the transactions described herein.

  Capital Requirements. The FRB has adopted capital adequacy guidelines pursuant to which it assesses the adequacy of capital in examining and supervising a bank holding company and in analyzing applications to it under the BHCA. These capital adequacy guidelines generally require bank holding companies to maintain total capital equal to 8% of total risk-adjusted assets and off-balance sheet items, with at least one-half of that amount consisting of Tier I or core capital and the remaining amount consisting of Tier II or supplementary capital. Tier I capital for bank holding companies generally consists of the sum of common stockholders' equity and perpetual preferred stock (subject in the case of the latter to limitations on the kind and amount of such stocks which may be included as Tier I capital), less goodwill. Tier II capital generally consists of hybrid capital instruments; perpetual preferred stock which is not eligible to be included as Tier I capital; term subordinated debt and intermediate-term preferred stock; and, subject to limitations, general allowances for loan losses. Assets are adjusted under the risk-based guidelines to take into account different risk characteristics, with the categories ranging from 0% (requiring no additional capital) for assets such as cash to 100% for such assets as premises, plant and equipment and traditional consumer loans. Claims on, or guaranteed by, U.S. government agencies, as well as the portion of claims that are collateralized by securities issued or guaranteed by the U.S. Treasury are assigned a 20% level in the risk-weighting system. Off-balance sheet items also are adjusted to take into account certain risk characteristics.

  In addition to the risk-based capital requirements, the FRB requires bank holding companies to maintain a minimum leverage capital ratio of Tier I capital (defined by reference to the risk-based capital guidelines) to total assets of 3.0%. Total assets for this purpose does not include goodwill and any other intangible assets and investments that the FRB determines should be deducted from Tier I capital. The FRB has announced that the 3.0% Tier I Leverage Capital Ratio requirement is the minimum for the top-rated bank holding companies without any supervisory, financial or operational weaknesses or deficiencies or those which are not experiencing or anticipating significant growth. Because the Bank, and consequently, the Company anticipates significant future growth, the Company will be required to maintain Tier I Leverage Capital Ratios of at least 4.0% to 5.0% or more. Management currently intends to maintain Tier I Leverage Capital Ratios of 6.0%.

  The Company currently is in compliance with both the Risk Based Capital Ratios and the Leverage Capital Ratio requirements. At July 31, 1995, the Company had Tier I Risk Based Capital Ratio and Total Risk Based Capital Ratio equal to 53.3% and 53.41%, respectively and Tier I Leverage Capital Ratio equal to 15.33%.

  Limitations of Acquisitions of Common Stock. The Federal Change in Bank Control Act prohibits a person or group of persons from acquiring "control" of a bank holding company unless the FRB has been given 60 days prior written notice of such proposed acquisition and within that time period the FRB has not issued a notice disapproving the proposed acquisition or extending for up to another 30 days the period during which such a disapproval may be issued. An acquisition may be made prior to expiration of the disapproval period if the FRB issues written notice of its intent not to disapprove the action. Under a rebuttable presumption established by the FRB, the acquisition of 10% or more of a class of voting stock of a bank holding company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") would, under the circumstances set forth in the presumption, constitute the acquisition of control.

  In addition, any company, as that term is defined in the statute, would be required to obtain the approval of the FRB under the BHCA before acquiring 25% (5% in the case of an acquirer that is a bank holding company) or more, or such lesser percentage as the FRB deems to constitute control over the Company, of the outstanding Common Stock of the Company. Such approval would be contingent upon, among other things, the acquirer registering as a bank holding company, divesting all impermissible holdings and ceasing any activities not permissible for a bank holding company.

  Massachusetts Law. Massachusetts law generally defines a bank holding company as a company which owns or controls two or more financial institutions. Although the Company owns or controls only one financial institution, it is deemed a bank holding company for purposes of Massachusetts law due to the manner in which it acquired the Bank. Accordingly, the Company has registered with the Commissioner and is obligated to make reports to the Commissioner. Further, as a Massachusetts bank holding company, the Company may not acquire all or substantially all of the assets of a banking institution or merge or consolidate with another bank holding company without the prior consent of the Board of Bank Incorporation (the "BBI"). As a condition of such consent, the BBI must receive notice from the Massachusetts Housing Partnership Fund (the "Fund") that arrangements satisfactory to the Fund have been made by the Company to make 0.9% of its assets available for financing, down payment assistance, share loans, closing costs and other costs related to programs promoted by the Fund, including those related to creating affordable rental housing, limited equity cooperatives, and tenant management programs.

 The Bank

  General. The Bank is subject to extensive regulation and examination by the Commissioner and by the FDIC, which insures its deposits to the maximum extent permitted by law, and to certain requirements established by the FRB. The federal and state laws and regulations which are applicable to banks regulate among other things, the scope of their business, their investments, their reserves against deposits, the timing of the availability of deposited funds and the nature and amount of and collateral for certain loans.

  FDIC Insurance Premiums. The Bank pays deposit insurance premiums to the FDIC based on an assessment rate established by the FDIC for Bank Insurance Fund-member institutions. The FDIC has established a risk-based assessment system under which institutions are assigned to one of three capital groups -
 "well capitalized," "adequately capitalized" and "undercapitalized" - which are defined in substantially the same manner as under the regulations establishing the prompt corrective action system pursuant to Section 38 of the FDIA, as discussed below. These three capital groups are then each divided into three subgroups which reflect varying levels of supervisory concern, from those which are considered to be healthy to those which are considered to be of substantial supervisory concern. The matrix so created results in nine assessment risk classifications, with corresponding assessment rates ranging from .04% for well capitalized, healthy institutions to .31% for undercapitalized institutions with substantial supervisory concerns. The Bank's assessment for the first semi-annual period of 1995 was $134,000. Beginning in the third quarter of 1995, assessments will be made on a quarterly basis. For the third quarter of 1995, the Bank's assessment will be $48,000. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  Capital Requirements. The FDIC has promulgated regulations and adopted a statement of policy regarding the capital adequacy of state-chartered banks which, like the Bank, are not members of the Federal Reserve System. These requirements are substantially similar to those adopted by the FRB regarding bank holding companies, as described above.

  The FDIC's capital regulation establishes a minimum 3.0% Tier I Leverage Capital Ratio requirement for the most highly-rated state-chartered, non-member banks, with an additional cushion of at least 100 to 200 basis points for all other state-chartered, non-member banks, which effectively will increase the minimum Tier I Leverage Capital Ratio for such other banks to 4.0% to 5.0% or more. Under the FDIC's regulation, highest-rated banks are those that the FDIC determines are not anticipating or experiencing significant growth and have well diversified risk, including no undue interest rate risk exposure, excellent asset quality, high liquidity, good earnings and, in general, which are considered a strong banking organization, rated composite 1 under the Uniform Financial Institutions Rating System. A bank having less than the minimum Tier 1 Leverage Capital Ratio shall, within 60 days of the date as of which it fails to comply with such requirement, submit to its FDIC regional director for review and approval a reasonable plan describing the means and timing by which the bank shall achieve its minimum leverage capital requirement. A bank which fails to file such plan with the FDIC is deemed to be operating in an unsafe and unsound manner, and could be subject to a cease-and-desist order from the FDIC. The FDIC's amended regulation also provides that any insured depository institution with a Tier 1 Leverage Capital Ratio less than 2.0% is deemed to be operating in an unsafe or unsound manner pursuant to Section 8(a) of the FDIA and is subject to potential termination of deposit insurance. Such an institution, however, will not be subject to an enforcement proceeding thereunder, solely on account of its capital ratios if it has entered into and is in compliance with a written agreement with the FDIC to increase its Tier I Leverage Capital Ratio to such level as the FDIC deems appropriate and to take such other action as may be necessary for the institution to be operated in a safe and sound manner. The FDIC capital regulation also provides, among other things, for the issuance by the FDIC or its designee(s) of a capital directive, which is a final order issued to a bank that fails to maintain minimum capital to restore its capital to the minimum leverage capital requirement within a specified time period. Such directive is enforceable in the same manner as a final cease-and-desist order.

  The FDIC has augmented the capital leverage ratios described above with a risk-based capital framework which is more explicitly and systematically sensitive to the risk profiles of individual banks. Under the risk-based capital framework, the assets of the Bank are weighted pursuant to the risk category in which each asset falls. These risk categories are substantially the same as those described in the discussion of FRB capital requirements above. Banks generally will be expected to maintain a minimum Tier 1 Risk Based Capital Ratio of 4.0% and a Total Risk Based Capital Ratio of 8.0%. Any bank that does not meet the minimum requirements, or whose capital is otherwise considered inadequate, generally will be expected to develop and implement a capital plan for achieving an adequate level of capital, consistent with the provisions of the risk-based capital framework.

  At July 31, 1995, the Bank was in compliance with all minimum Federal regulatory capital requirements which are generally applicable to FDIC insured banks. As of such date, the Bank had Tier I Risk Based Capital

Ratio and Total Risk Based Capital Ratio equal to 53.3% and 53.41%, respectively, and Tier I Leverage Capital Ratio equal to 15.33%.

  Prompt Corrective Action. Under Section 38 of the FDIA, each federal banking agency is required to implement a system of prompt corrective action for institutions which it regulates. The federal banking agencies have promulgated substantially similar regulations to implement the system of prompt corrective action established by Section 38 of the FDIA. Under the regulations, a bank shall be deemed to be (i) "well capitalized" if it has Total Risk Based Capital Ratio of 10.0% or more, has a Tier I Risk Based Capital Ratio of 6.0% or more, has a Tier I Leverage Capital Ratio of 5.0% or more and is not subject to any written capital order or directive; (ii) "adequately capitalized" if it has a total Risk Based Capital Ratio of 8.0% or more, a Tier I Risk Based Capital Ratio of 4.0% or more (3.0% under certain circumstances) and does not meet the definition of "well capitalized," (iii) "undercapitalized" if it has a Total Risk Based Capital Ratio that is less than 8.0%, a Tier I Risk Based Capital Ratio that is less than 4.0% or a Tier I Leverage Capital Ratio that is less than 4.0% (3.0% under certain circumstances), (iv) "significantly undercapitalized" if it has a Total Risk Based Capital Ratio that is less than 6.0%, a Tier I Risk Based Capital Ratio that is less than 3.0% or a Tier I Leverage Capital Ratio that is less than 3.0%, and (v) "critically undercapitalized" if it has a ratio of tangible equity to total assets that is equal to or less than 2.0%. Section 38 of the FDIA and the regulations also specify circumstances under which a federal banking agency may reclassify a well capitalized institution as adequately capitalized and may require an adequately capitalized institution or an undercapitalized institution to comply with supervisory actions as if it were in the next lower category, except that the FDIC may not reclassify a significantly undercapitalized institution as critically undercapitalized.

  An institution generally must file a written capital restoration plan which meets specified requirements with an appropriate federal banking agency within 45 days of the date that the institution receives notice or is deemed to have notice that it is undercapitalized, significantly undercapitalized or critically undercapitalized. A federal banking agency must provide the institution with written notice of approval or disapproval with 60 days after receiving a capital restoration plan, subject to extensions by the agency.

  An institution which is required to submit a capital restoration plan must concurrently submit a performance guaranty by each company that controls the institution. Such guaranty shall be limited to the lesser of (i) an amount equal to 5.0% of the institution's total assets at the time the institution was notified or deemed to have notice that it was undercapitalized or (ii) the amount necessary at such time to restore the relevant capital measure of the institution to the levels required for the institution to be classified as adequately capitalized. Such a guarantee shall expire after the federal banking agency notifies the institution that it has remained adequately capitalized for each of four consecutive calendar quarters. An institution which fails to submit a written capital restoration plan within the requisite period, including any required performance guarantee, or fails in any material respect to implement a capital restoration plan, shall be subject to the restrictions in Section 38 of the FDIA which are applicable to significantly undercapitalized institutions.

  A critically undercapitalized institution is to be placed in conservatorship or receivership with 90 days unless the FDIC formally determines that forbearance from such action would better protect the deposit insurance fund. Unless the FDIC or other appropriate federal banking regulatory agency makes specific further findings and certifies that the institution is viable and is not expected to fail, an institution that remains critically undercapitalized on average during the fourth calendar quarter after the date it becomes critically undercapitalized must be placed in receivership.

  Immediately upon becoming undercapitalized, an institution becomes subject to the provisions of Section 38 of the FDIA (i) restricting payment of capital distributions and management fees, (ii) requiring that the appropriate federal banking agency monitor the condition of the institution and its efforts to restore its capital, (iii) requiring submission of a capital restoration plan,
(iv) restricting the growth of the institution's assets and (v) requiring prior approval of certain expansion proposals. The appropriate federal banking agency for an undercapitalized institution also may take any of a number of discretionary supervisory actions if the agency determines that any of these actions is necessary to resolve the problems of the institution at the least possible long-term cost to the deposit insurance fund, subject in certain cases to specified procedures. These discretionary supervisory action include requiring the institution to raise additional capital; restricting transaction with affiliates; restricting interest rates paid by the institution on deposits; requiring replacement of senior executive officers and directors; restricting the activities of the institution and its affiliates; requiring divestiture of the institution or the sale of the institution to a willing purchaser; and any other supervisory action that the agency deems appropriate. These and additional mandatory and permissive supervisory actions may be taken with respect to significantly undercapitalized and critically undercapitalized institutions.

  At July 31, 1995, the Bank was deemed to be a well capitalized institution for the above purposes. Bank regulators may raise capital requirements applicable to banking organizations beyond current levels. Because the Company is unable to predict whether higher capital requirements will be imposed and, if so, at what levels and on what schedules, it therefore cannot predict what effect such higher requirements may have on the Company and the Bank.

  Brokered Deposits. The FDIA restricts the use of brokered deposits by certain depository institutions. Under the FDIA and applicable regulations,
(i) a well capitalized institution may solicit and accept, renew or roll over any brokered deposit without restriction, (ii) an adequately capitalized institution may not accept, renew or roll over any brokered deposit unless it has applied for and been granted a waiver of this prohibition by the FDIC and
(iii) an undercapitalized institution may not (x) accept, renew or roll over any brokered deposits or (y) solicit deposits by offering an effective yield that exceeds by more than 75 basis points the prevailing effective yields on insured deposits of comparable maturity in such institution's normal market area or in the market area in which such deposits are being solicited. The term "undercapitalized insured depository institution" is defined to mean any insured depository institution that fails to meet the minimum regulatory capital requirement prescribed by its appropriate federal banking agency. The FDIC may, on a case-by-case basis and upon application by an adequately capitalized insured depository institution, waive the restriction on brokered deposits upon a finding that the acceptance of brokered deposits does not constitute an unsafe or unsound practice with respect to such institution. Currently, the Bank is deemed to be a well capitalized insured depository institution for purposes of the restriction on the use of brokered deposits by such institutions. The bank historically has not relied upon brokered deposits as a source of funding and, at July 31, 1995, the Bank did not have any brokered deposits.

  Transactions with Affiliates. The FDIA restricts the range of permissible transactions between a member bank and an affiliated company. The Bank is subject to certain restrictions on loans to the Company, on investment in the stock or securities thereof, on the taking of such stock or securities as collateral for loans to any borrower, and on the issuance of a guarantee or letter of credit on behalf of the Company. The Bank also is subject to certain restrictions on most types of transactions with the Company, requiring that the terms of such transactions be substantially equivalent to terms to similar transactions with non-affiliates.

  Activities and Investments of Insured State-Chartered Banks. Section 24 of the FDIA generally limits the activities and equity investments of FDIC-insured, state-chartered banks to those that are permissible for national banks. Under the FDIC's regulations dealing with equity investments, an insured state bank generally may not directly or indirectly acquire or retain any equity investment of a type, or in an amount, that is not permissible for a national bank. An insured state bank is not prohibited from, among other things, (i) acquiring or retaining a majority interest in a subsidiary, (ii) investing as a limited partner in a partnership the sole purpose of which is direct or indirect investment in the acquisition, rehabilitation or new construction of a qualified housing project, provided that such limited partnership investments may not exceed 2% of the Bank's total assets, (iii) acquiring up to 10% of the voting stock of a company that solely provides or reinsures directors', trustees', and officers' liability insurance coverage or bankers' blanket bond group insurance coverage for insured depository institutions, and (iv) acquiring or retaining the voting shares of a depository institution if certain requirements are met.

  Community Reinvestment Act. The Federal Community Reinvestment Act ("CRA") requires the FDIC and the Commissioner to evaluate the Bank's performance in helping to meet the credit needs of the community. The Bank defines its CRA marketplace to include the city of Boston, within the Commonwealth of

Massachusetts. This definition is not intended to restrict the availability of credit services throughout the Bank's general service area, but represents a special commitment the Bank has made to participate in the revitalization efforts of the community. As a part of the CRA program, the Bank is subject to periodic examinations by the FDIC and the Commissioner, and maintains comprehensive records of its CRA activities for this purpose. The Bank is currently in compliance with all CRA requirements.

  Massachusetts Law - Dividends. Under Massachusetts law trust companies such as the Bank may pay dividends only out of "net profits" and only to the extent that such payments will not impair the Bank's capital stock and surplus account. If, prior to declaration of a dividend, the Bank's capital stock and surplus accounts do not equal at least 10.0% of its deposit liabilities, then prior to the payment of the dividend the Bank must transfer from net profits to its surplus account the amount required to make its surplus account equal to either (i) together with capital stock, 10.0% of deposit liabilities or,
(ii) subject to certain adjustments, 100% of capital stock. These restrictions on the ability of the Bank to pay dividends to the Company may restrict the ability of the Company to pay dividends to its stockholders.

  Regulatory Enforcement Authority. The enforcement powers available to federal banking regulators include, among other things, the ability to assess civil money penalties, to issue cease-and-desist or removal orders and to initiate injunctive actions against banking organizations and institution-affiliated parties, as defined. In general, these enforcement actions may be initiated for violations of law and regulations and unsafe or unsound practices. Other actions or inaction's may provide the basis for enforcement action, including misleading or untimely reports filed with regulatory authorities. Federal law requires, except under certain circumstances, public disclosure of final enforcement actions by the federal banking agencies.

  Transfer Agency. In order to serve as transfer agent to its clients that execute transactions in publicly traded securities, the Company must register as a transfer agent under the Exchange Act. As a registered transfer agent, the Company is subject to certain reporting and recordkeeping requirements. Currently, the Company is in compliance with these registration, reporting and recordkeeping requirements.

  Regulation of Investment Companies. Certain of the Company's mutual fund and unit investment trust clients are regulated as "investment companies" as that term is defined under the Investment Company Act of 1940, as amended (the "ICA"), and are subject to examination and reporting requirements applicable to the services provided by the Company.

  The provisions of the ICA and the regulations promulgated thereunder prescribe the type of institution which may act as a custodian of investment company assets, as well as the manner in which a custodian administers the assets in its custody. Because the Company serves as custodian for a number of its investment company clients, these regulations require, among other things, that the Company maintain certain minimum aggregate capital, surplus, and undivided profits. Additionally, arrangements between the Company and clearing agencies or other securities depositories must meet ICA requirements for segregation of assets, identification of assets and client approval. Future legislative and regulatory changes in the existing laws and regulations governing custody of investment company assets, particularly with respect to custodian qualifications, may have a material and adverse impact on the Company. Currently, the Company is in compliance with all minimum capital and securities depository requirements. Further, the Company is not aware of any proposed or pending regulatory developments, which, if approved, would adversely affect the ability of the Company to act as custodian to an investment company.

  Investment companies are also subject to extensive recordkeeping and reporting requirements. These requirements dictate the type, volume and duration of the record keeping undertaken by the Company, either in its role as custodian for an investment company or as a provider of administrative services to an investment company. Further, the Company must follow specific ICA guidelines when calculating the net asset value of a client mutual fund. Consequently, changes in the statutes or regulations governing recordkeeping and reporting or valuation calculations will affect the manner in which the Company conducts its operations.

  New legislation or regulatory requirements could have a significant impact on the information reporting requirements applicable to the Company's clients and may in the short term adversely affect the Company's ability to service those clients at a reasonable cost. Any failure by the Company to provide such support could cause the loss of customers and have a material adverse effect on the Company's financial results. Additionally, legislation or regulations may be proposed or enacted to regulate the Company in a manner which may adversely affect the Company's financial results.

                          MANAGEMENT AND COMPENSATION

Executive Officers and Directors

  The executive officers and directors of the Company are as follows:

   Name                   Age                           Position
   ----                   ---                           --------
Kevin J. Sheehan........   44 Chairman of the Board, President, and Chief Executive Officer
Michael F. Rogers.......   38 Executive Managing Director
Karen R. Creegan........   33 Chief Financial Officer and Secretary
Earl W. Zimmerman,
 Jr. ...................   35 Treasurer
Robert D. Mancuso.......   34 Managing Director - Marketing and Client Management
David F. Flynn..........   48 Managing Director - Lending
Edmund J. Maroney.......   39 Managing Director - Systems
Robert D. Brace.........   65 Director
Edwin W. Hiam...........   68 Director
James M. Oates..........   49 Director
Thomas P. McDermott.....   60 Director
Charles C. Cabot, Jr. ..   65 Director
Francis B. Condon,
 Jr. ...................   60 Director

  Mr. Sheehan is chairman of the Executive Committee of which Messrs. Oates and Condon are also members. Mr. Oates is Chairman of the Compensation Committee of which Messrs. McDermott and Condon are also members. Mr. Brace is Chairman of the Audit Committee of which Messrs. McDermott and Hiam are also members. The board of directors and executive officers of the Bank are identical to the board of directors and executive officers of the Company. The Company was organized in June 1995 to serve as the holding company for the Bank and for periods prior to that date references to the Company mean the Bank.

  Mr. Sheehan has served as a director since 1990 and as President since June 1992. He has been Chief Executive Officer and Chairman of the Board of Directors since June 1995. Prior to joining the Company in May 1990 with the acquisition of the Financial Products Services Division of the Bank of New England, Mr. Sheehan was a Senior Vice President at the Bank of New England. He holds a Bachelor of Science in Accounting from the University of Massachusetts.

  Mr. Rogers has been Executive Managing Director since September 1993 and has had responsibility for all operating areas since 1990. Prior to joining the Company in May 1990 with the acquisition of the Financial Products Services Division of Bank of New England, Mr. Rogers was Vice President at Bank of New England. Mr. Rogers graduated from Boston College with a degree in Economics and received his Master of Business Administration from the College of William and Mary.

  Ms. Creegan has been Chief Financial Officer and Secretary since June 1995. Ms. Creegan has served as Vice President of the Company since September 1992. She joined the Company in August 1989 as an Operations Manager in the Mutual Fund Group, and became Senior Audit Officer in May 1990. She was Treasurer of the Company from July 1991 to May 1994. Prior to joining the Company, Ms. Creegan worked for Arthur Andersen & Co., a public accounting firm. She is a Certified Public Accountant and holds a Master of Business Administration from Babson College and a Bachelor of Science in Accountancy from Bentley College.

  Mr. Zimmerman has been Treasurer since joining the Company in May 1994. Prior to joining the Company, he was employed from June 1987 in the financial services division of Ernst & Young, a public accounting firm. He is a Certified Public Accountant and holds a Bachelor of Science in Accountancy from Suffolk University.

  Mr. Mancuso has been Managing Director - Marketing and Client Management since September 1993. He joined the Company in September 1992. Prior to joining the Company, Mr. Mancuso was Eastern Region Director of Sales for PRJ Associates, a software development firm from January 1989. Mr. Mancuso holds a Master of Business Administration and a Bachelor of Science from Boston College.

  Mr. Flynn has been Managing Director - Lending since April 1992. He joined the Company in July 1974 and served as Director of Marketing prior to April 1992. Mr. Flynn is a Certified Public Accountant and holds a Master of Business Administration from Babson College and a Bachelor of Science in Accountancy from Suffolk University.

  Mr. Maroney has been Managing Director - Systems since July 1991. Mr. Maroney joined the Company in August 1985 and served as a systems manager in the custody department prior to becoming Managing Director -Systems. Mr. Maroney holds a Bachelor of Science from The University of Notre Dame and a Master of Science in finance from the University of California-Los Angeles.

  Mr. Brace served as President of the Company from its inception in 1969 until 1989 and again from 1991 until 1992. He was Chairman of the Board of Directors from September 1989 to July 1995. Mr. Brace serves on the boards of a number of business and charitable organizations including the Greater Boston Young Men's Christian Association.

  Mr. Hiam has been a director of the Company since April 1990. Since 1973, Mr. Hiam has been an independent investment advisor with offices in Boston, Massachusetts.

  Mr. Oates has been a director of the Company since June 1995. Mr. Oates became the managing director of the Wydown Group in 1994, a consulting firm specializing in start-ups, turn-arounds, and defining growth strategies. Mr. Oates served as President and Chief Executive Officer of Neworld Bancorp Incorporated from 1984 to 1994. Mr. Oates is also a director of Blue Cross and Blue Shield of New Hampshire, Stifel Financial Corporation, as well as twenty-five Phoenix Mutual Funds and six Govett Worldwide Opportunity Funds.

  Mr. McDermott has been a director of the Company since June 1995. He has been Managing Director of TPM Associates, a consulting firm, since January 1994. He served as Managing Partner, New England Area, of Ernst & Young from 1989 to 1993. Mr. McDermott is also a director of ACCION International, Escuela Agricola Panamericana and the American College of Greece.

  Mr. Cabot has been a director of the Company since February 1971. He has been a partner of the law firm of Sullivan & Worcester since 1966. Mr. Cabot is also a director of five Merrill, Lynch institutional mutual funds and is chairman of the Conservation Law Foundation.

  Mr. Condon has been a director of the Company since April 1986. From July 1982 to July 1993, he was Chief Executive Officer and President, and from July 1993 he has been Chief Executive Officer and Chairman of Woodstock Corporation, a Boston-based investment management firm and of its wholly owned subsidiary, Woodstock Service Corporation, a provider of financial services. Mr. Condon also serves as Director of Big Sandy Management Company.

  Each director holds office until that director's successor has been elected and qualified. Upon the closing of this Offering, the Company's Board of Directors will be divided into three classes. Messrs. Brace and Cabot will serve in the class whose term expires in 1996; Messrs. Hiam and Condon will serve in the class whose term expires 1997; and Messrs. Oates, McDermott and Sheehan will serve in the class whose term expires in 1998. Upon the expiration of the term of each class of directors, directors comprising such class of directors will be elected for a three-year term at the next succeeding annual meeting of stockholders.

  A director may be removed for cause, which is generally defined under Delaware law as an event of a substantial nature which directly affects the rights and interests of a Company's stockholders, such as disclosing trade secrets of the Company or embezzling corporate funds, by a vote of at least a majority of the shares of the Company's capital stock entitled to elect such director. A director may be removed without cause by a vote of at least seventy-five percent (75%) of the shares of capital stock entitled to elect such director. Executive officers of the Company are elected by the Board of Directors on an annual basis and serve at the discretion of the Board of Directors. There are no family relationships between any of the executive officers or directors of the Company.

Currently, non-employee directors are paid an annual fee of $10,000 and an additional $1,000 for each Board meeting attended. Employee directors do not receive compensation for service as directors of the Company.

Executive Compensation

  The following table sets forth the aggregate amount of cash compensation paid by the Company for the fiscal year ended October 31, 1994 to its Chief Executive Officer and each of its four most highly compensated executive officers (the "Named Executive Officers") and to all executive officers as a group:

                          Summary Compensation Table

                                              Annual Compensation(1)
                                    --------------------------------------------
        Name And Principal                            Other Annual   All Other
             Position                Salary  Bonus(2) Compensation  Compensation
        ------------------          -------- -------- ------------  ------------
Kevin J. Sheehan................... $182,452 $460,000       --        $11,001(3)
 President; Chief Executive
 Officer; Director
Michael F. Rogers.................. $139,986 $205,000       --        $   731(4)
 Executive Managing Director
Edmund J. Maroney.................. $111,846 $110,000       --        $   694(5)
 Managing Director--Systems
David F. Flynn..................... $104,004 $ 25,000       --        $   658(6)
 Managing Director--Lending
Robert D. Mancuso.................. $100,962      --    $23,598(7)    $   646(8)
 Managing Director--Marketing and
 Client Management
All executive officers as a group   $761,685 $825,000   $23,598       $14,396(9)
 (7 persons).......................

--------

(1) Does not include non-cash compensation that in the aggregate does not exceed the lesser of $50,000 or 10% of such named individual's cash compensation.
(2) Represents performance bonuses for calendar 1993 paid in fiscal year 1994 for services rendered in the last ten months of fiscal year 1993 and the first two months of fiscal year 1994. Does not include performance bonuses for services rendered in the last ten months of fiscal year 1994 that were paid in fiscal year 1995.
(3) Includes a matching contribution of $520 to the Company's 401(k) plan, payment of a $268 premium on term life insurance for the benefit of Mr. Sheehan and a $10,213 contribution to his non-qualified supplemental retirement plan.
(4) Includes a matching contribution of $520 to the Company's 401(k) plan and payment of a $211 premium on term life insurance for the benefit of Mr. Rogers.
(5) Includes a matching contribution of $520 to the Company's 401(k) plan and payment of a $174 premium on term life insurance for the benefit of Mr. Maroney.
(6) Includes a matching contribution of $520 to the Company's 401(k) plan and payment of a $138 premium on term life insurance for the benefit of Mr. Flynn.

(7) Consists of commissions paid in fiscal year 1994 for revenues generated in the last ten months of fiscal year 1993 and the first two months of fiscal year 1994.
(8) Includes a matching contribution of $520 to the Company's 401(k) plan and payment of a $126 premium on term life insurance for the benefit of Mr. Mancuso.
(9) Includes: (i) matching contributions of $3,120 to the Company's 401(k) plan; (ii) payments of $1,063 in premiums on term life insurance for the benefit of executive officers; and (iii) a $10,213 contribution to Mr. Sheehan's non-qualified supplemental retirement plan.

  In fiscal year 1994, Mr. Brace, then Chairman of the Bank's Board of Directors, received total compensation of $284,219 as remuneration for his services for the Bank. The total includes salary of $178,322, a cash bonus of $55,000, a matching contribution of $520 to the Company's 401(k) plan, a payment of a $236 premium on term life insurance for his benefit and a $50,141 contribution to a non-qualified supplemental retirement plan.

Bonuses

  The Company from time to time awards certain key employees bonuses based on both individual and Company performance. The Company's bonus policy was put in place in April 1990 in connection with the acquisition of the Financial Products Services Division of the Bank of New England and is scheduled to expire on December 31, 1995. The policy establishes a bonus pool equal to 25% of the Company's pre-tax earnings. Bonuses are allocated by management based on contributions to operating results. Payments to Named Executive Officers in fiscal year 1995 for services rendered in the last ten months of fiscal year 1994 and the first two months of fiscal year 1995 were made in the following amounts: Mr. Sheehan $690,000; Mr. Rogers $300,000; Mr. Maroney $175,000; Mr. Flynn $25,000; and all executive officers as a group $1,225,000.

Employment Agreements

  The Company entered into employment agreements with Kevin Sheehan, Michael Rogers, Robert Mancuso and Edmund Maroney on October 11, 1995, each with a term of three years subject to earlier termination.

  Messrs. Sheehan's and Rogers' agreements provide that the Company will employ Messrs. Sheehan and Rogers as President and Chief Executive Officer, and Executive Managing Director, respectively, and will pay them an annual salary of $222,950 and $175,225, respectively, as well as an annual bonus in 1995 determined in accordance with the Company's current bonus policy. Mr. Sheehan's 1995 annual bonus is required to be equal to 35% of the bonus pool established pursuant to the Company's current bonus policy. The allocation of all other 1995 annual bonus amounts, including that of Mr. Rogers, will be made by Mr. Sheehan, as President of the Company, in his sole discretion. Messrs. Sheehan and Rogers will be eligible for bonuses in future years under the Company's then applicable bonus plans, if any. Messrs. Sheehan and Rogers are also eligible for salary increases subject to approval of the Board of Directors. Under their employment agreements, the Company may terminate their employment for cause, defined as (i) a finding by the majority of the Board of Directors that the employee has performed his duties inadequately, (ii) action or inaction by the employee which results in a material breach of the agreement or in the employee unfairly competing with the Company, (iii) the commission of a felony which shall adversely affect the employee's ability to perform his duties, or (iv) the commission of an act of fraud, dishonesty, gross negligence or deliberate disregard for the rules and policies of the Company. Termination for cause results in no liability to the Company beyond the payment of wages to the date of discharge, except in the case of a termination solely pursuant to a finding by the majority of the Board of Directors that they have performed their duties inadequately, in which case the agreements provide for a lump sum payment equal to nine months of their annual salary at their then current rate, as well as nine months of continuing medical coverage paid for by the Company. Should their employment be terminated by the Company without cause, by death or disability, or by Mr. Sheehan or Mr. Rogers for good reason, which good reason includes (i) a material change by the Company of either of their authority, functions or duties which results in a reduction in their respective position's scope, importance or responsibilities, (ii) a failure by the Company to comply with the terms of the employment agreements, and (iii) with respect to Mr. Sheehan only, a failure by the shareholders to re-elect him as a director of the Company, the agreements provide for a lump sum payment equal to the greater of twice their current annual salary or the salary due to be paid under the remaining term of the agreement, plus a bonus payment equal to the average of their last two annual bonuses. The agreements also provide for continuation of medical coverage for the longer of two years or the remaining term of the agreement. Should the employment of Messrs. Sheehan or Rogers be terminated within three months before and twelve months after a change in control of the Company, defined to be a consolidation, merger, reorganization or sale or transfer of all or substantially all of the assets of the Company, a change in the majority of the Board of Directors, or the acquisition by any person of 20% or more of the voting securities of the Company, the agreements provide for a lump sum severance payment equal to three times their most recent annual salary plus a payment equal to the average of their two most recent annual bonuses as well as continuing medical coverage for three years.

  The employment agreements with Messrs. Mancuso and Maroney provide that the Company will employ them as Managing Director - Marketing and Client Management and Managing Director - Systems, respectively, and will pay them an annual salary of $125,000 and $145,000, respectively, as well as an annual bonus in 1995 determined by Mr. Sheehan, as President of the Company, in his sole discretion, in accordance with the Company's current bonus policy. Messrs. Mancuso and Maroney will be eligible for bonuses in future years under the Company's then applicable bonus plans, if any. Messrs. Mancuso and Maroney are also eligible for salary increases subject to approval of the Board of Directors. The provisions regarding termination for cause under the employment agreements are identical to those contained in the employment agreements of Messrs. Sheehan and Rogers. Should the employment of Mr. Mancuso or Mr. Maroney be terminated by the Company without cause, by death or disability, or by Mr. Mancuso or Mr. Maroney for good reason, which good reason is the same as described above in the employment agreements of Messrs. Sheehan and Rogers, the agreements provide for a lump sum payment equal to the greater of the current annual salary of Mr. Mancuso or Mr. Maroney or the salary due to be paid under the remaining term of the agreement, plus a bonus payment equal to the average of their last two annual bonuses. The agreements also provide for continuation of medical coverage for the longer of one year or the remaining term of the agreement. Should the employment of Messrs. Mancuso or Maroney be terminated within three months before and twelve months after a change in control of the Company, as described above in the employment agreements of Messrs. Sheehan and Rogers, the agreements provide for a lump sum severance payment equal to two times the most recent annual salary of Mr. Mancuso or Mr. Maroney plus a payment equal to the average of their two most recent annual bonuses as well as continuing medical coverage for two years.

1995 Stock Plan

  The Company's 1995 Stock Plan (the "1995 Plan"), which was approved by the Company's Board of Directors and sole stockholder in August 1995, provides for the issuance of a maximum of 560,000 shares of Common Stock pursuant to the grant to employees of "incentive stock options" within the meaning of the Internal Revenue Code and the grant of non-qualified stock options, stock awards or opportunities to make direct purchases of stock in the Company to employees, consultants, directors and officers of the Company. On the Pricing Date, options to purchase 199,000 shares of Common Stock, at an exercise price equal to the initial public offering price, will be granted under the 1995 Plan. Of this amount, option grants exercisable for an aggregate of 140,000 shares of Common Stock will be made to Messrs. Sheehan, Rogers, Maroney, Mancuso, Zimmerman and Ms. Creegan and will become exercisable in forty-eight equal monthly installments beginning on the Pricing Date. The remainder of the option grants made under the 1995 Plan become exercisable in four equal annual installments beginning on the first anniversary of the Distribution Date. Such option grants will include grants to certain executive officers of the Company as follows: Mr. Sheehan, 50,000 shares; Mr. Rogers, 40,000 shares; Mr. Maroney, 15,000 shares; Mr. Mancuso, 15,000 shares; and Mr. Flynn, 5,000 shares. In addition, the Company intends to grant an aggregate of 114,000 shares of Common Stock to certain of its officers under the 1995 Plan subject to the right of the Company to repurchase such shares upon termination of employment at a price equal to the fair market value of such shares on the date of grant. Of this amount, an aggregate of 105,000 shares of Common Stock will be granted to Messrs. Sheehan, Rogers, Maroney, Mancuso, Zimmerman and Ms. Creegan and the Company's right to repurchase such shares lapses as to such shares in sixty equal monthly installments beginning on the date of the closing of the Public Offering. The Company's right to repurchase the remainder of the Common Stock grants to be made under the 1995 Plan will lapse in five equal installments beginning on the first anniversary of the Pricing Date. These Common Stock grants will include grants to certain executive officers as follows: Mr. Sheehan, 40,000 shares; Mr. Rogers, 30,000 shares, Mr. Maroney, 10,000 shares; Mr. Mancuso, 10,000 shares; and Mr. Flynn, 3,000 shares. Unless sooner terminated by the Board of Directors, the 1995 Plan terminates on August 15, 2005.

  The 1995 Plan permits the granting of incentive stock options ("ISOs") or nonqualified stock options ("NSOs") at the discretion of the administrator of the 1995 Plan (the "Plan Administrator"). The Compensation Committee of the Board of Directors, which consists solely of disinterested directors, is currently the Plan Administrator. Subject to the terms of the 1995 Plan, the Plan Administrator determines the terms and conditions of options granted under the 1995 Plan, including the exercise price. The 1995 Plan provides that the Plan Administrator must establish an exercise price for ISOs that is not less than the fair market value per share at the date of grant. Each ISO must expire within ten years of the date of grant. If ISOs are granted to persons owning more than 10% of the voting stock of the Company, however, the 1995 Plan provides that the exercise price must not be less than 110% of the fair market value per share at the date of grant and that the term of the ISOs may not exceed five years. Options granted under the 1995 Plan will vest according to a schedule to be determined by the Plan Administrator. To the extent not already exercisable, upon mergers or reorganizations the options may be converted into options to purchase shares in the acquiring corporation.

1995 Non-Employee Director Stock Option Plan

  The Company's 1995 Non-Employee Director Stock Option Plan was approved by the Company's Board of Directors and its stockholder in October 1995. The Director Plan provides for the automatic grant of options to non-employee directors to purchase an aggregate of 40,000 shares of Common Stock. The Director Plan provides for automatic grants of NSOs at an exercise price that is not less than the fair market value per share at the date of grant. Options to purchase 2,500 shares will be awarded immediately prior to the Pricing Date with an exercise price equal to the initial public offering price. Each non-employee director elected or appointed after such date will receive an initial grant of 2,500 shares upon becoming a director. Thereafter, each continuing director will receive a grant of 2,500 shares effective upon each one year anniversary of the date of such director's original grant under the Director Plan. Options granted under the Director Plan become exercisable in forty-eight equal monthly installments beginning on the Pricing Date.

  Options granted under the Director Plan are nontransferable other than by will or the laws of descent and distribution. Options expire within five years of the date of grant or 90 days after a director's termination of service as a director, except in the case of death or disability, in which case the options will expire upon the originally scheduled expiration date of the option. Unless earlier terminated by the Board of Directors, the Director Plan terminates on October 1, 2005.

Benefit Plans

  Pension Plan. In 1971, the Company adopted the Investors Bank & Trust Pension Plan, as amended (the "Pension Plan"), covering all employees who are at least 21 years of age. Benefits under the Pension Plan are based on an employee's years of service, and his final average monthly compensation. A participant's monthly benefit at normal retirement (i.e., at or after attaining the age of 65 years) payable as a life annuity equals a percentage of the participant's final average monthly compensation multiplied by years of service. The percentage varies depending on years of service and the level of final average monthly compensation. Early retirement benefits are available to participants who have attained age 55 and have at least 10 years of service. Benefits are payable at retirement in the form of a monthly annuity or a single lump sum.

  A participant's final average monthly compensation is the average of his total eligible compensation (i.e., salary, annual bonus and other cash earnings) in his highest paid five consecutive full calendar years of employment in his last 10 consecutive full calendar years of employment, subject to certain limits on eligible compensation set by Federal law. For 1995, such limit was $150,000. The Pension Plan's benefit formula described above became effective in 1991, but applies to all periods of benefit service.

  The following table shows the estimated annual benefits payable upon retirement in specified compensation and years of service classifications:

                                   Years of Service
               -------------------------------------------------------------
Remuneration     10        15         20         25         30         35
------------   -------   -------   --------   --------   --------   --------
  $ 50,000     $ 8,000   $12,000   $ 16,000   $ 20,000   $ 21,875   $ 23,750
  $100,000     $18,134   $27,201   $ 36,268   $ 45,335   $ 49,085   $ 52,835
  $150,000     $28,884   $43,326   $ 57,768   $ 72,210   $ 77,835   $ 83,460
  $200,000     $39,634   $59,451   $ 79,268   $ 99,085   $106,585   $114,085
  $250,000     $50,384   $75,576   $100,768   $125,960   $135,335   $144,710
  $300,000     $61,134   $91,701   $122,268   $152,835   $164,085   $175,335

  The Named Executive Officers have the following credited years of service under the Pension Plan: Mr. Sheehan, 22 years; Mr. Rogers, 14 years; Mr. Maroney, 10 years; Mr. Flynn, 21 years; and Mr. Mancuso, 3 years.

  401(k) Plan. In 1985, the Company adopted the Investors Bank & Trust Company Savings Plan (the "401(k) Plan"), covering all employees who have completed at least six months of service with the Company and are at least 18 years of age. Under the 401(k) Plan, as amended, eligible employees may elect to reduce their current compensation and have the amount of such reduction contributed to the 401(k) Plan on the employee's behalf as salary deferral contributions. The Company will make matching contributions to the 401(k) Plan on behalf of its employees in amounts equal to the lesser of each employee's contribution or $520. The Company's aggregate matching contributions to the 401(k) Plan on behalf of its employees were $164,392 for the fiscal year ending October 31, 1994. All contributions to the 401(k) Plan by or on behalf of employees are subject to aggregate annual limits prescribed by the Internal Revenue Code.

  As of July 31, 1995, 380 Company employees were active participants in the 401(k) Plan, including all of the Company's executive officers. See Note 11 of Notes to Consolidated Financial Statements.

Indemnification and Limitation of Liability

  The Company's Certificate of Incorporation provides that the Company is obligated to indemnify its present and former directors and officers to the fullest extent permitted by law with respect to all liability and loss suffered and expense reasonably incurred by such person in any action, suit or proceeding in which such person was or is made or threatened to be made a party or is otherwise involved by reason of the fact that such person is or was a director or officer of the Company. The By-Laws further provide that the Company is obligated to pay the expenses of the directors and officers incurred in defending the foregoing proceedings if the indemnified party agrees to repay all amounts advanced if it is ultimately determined that such person is not entitled to indemnification.

  In addition, the Company's Certificate of Incorporation provides that the Company's directors shall not be liable to the Company or its stockholders for monetary damages for breach of a director's fiduciary duty as a director to the Company and its stockholders except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware. This provision in the Certificate of Incorporation does not eliminate the director's fiduciary duty to the Company, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director continues to be subject to liability for monetary damages for breach of the director's duty of loyalty to the Company, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

  The Company has an insurance policy covering directors and officers under which the insurer agrees to pay for any claim made against the directors and officers of the Company, other than claims made by Eaton Vance Corp. or its shareholders for a wrongful act that they may become legally obligated to pay or for which the Company is required to indemnify the directors or officers. The Company believes that its Certificate of Incorporation provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

                          OWNERSHIP OF CAPITAL STOCK

  The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 15, 1995 and as adjusted to reflect the sale of the shares in the Public Offering (i) by each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) by each director and Named Executive Officer of the Company, and (iii) by all directors and executive officers of the Company as a group. Unless otherwise indicated below, each person listed below maintains a business address c/o Investors Financial Services Corp., 89 South Street, Boston, MA 02205-1537 and, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. See "Description of Capital Stock."

                                               Percent of        Percent of
                                              Voting Power      Voting Power
                               Number(1)(2) Prior to Offering After Offering(3)
                               ------------ ----------------- -----------------
Landon T. Clay(4)............    609,638          15.47%            12.81%
 c/o Eaton Vance Corp.
 24 Federal Street
 Boston, MA 02110
Robert D. Brace..............     22,313            *                 *
Edwin W. Hiam(5).............      4,139            *                 *
James M. Oates(5)............        137            *                 *
Thomas P. McDermott(5).......        137            *                 *
Charles C. Cabot, Jr.(5).....     16,224            *                 *
Francis B. Condon, Jr.(6)....    141,154           3.03%             2.51%
Kevin J. Sheehan(7)..........    148,885           2.75%             2.27%
Michael F. Rogers(8).........     52,489            *                 *
Edmund J. Maroney(9).........     10,625            *                 *
David F. Flynn(10)...........      3,672            *                 *
Robert D. Mancuso(11)........     10,625            *                 *
All officers and directors as
 a group (13 persons)(12)....    428,244           7.98%             6.61%

--------
 * Less than 1% of the outstanding voting power of the Company.

(1) Gives effect to the shares of Common Stock issuable within 60 days of the Pricing Date upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Also gives effect to an additional 114,000 shares of Common Stock authorized for grant upon the closing of the Public Offering under the Company's 1995 Stock Plan, of which grants Messrs. Sheehan, Rogers, Maroney, Flynn and Mancuso, and all executive officers and directors as a group, are authorized to receive 50,000, 40,000, 10,000 3,000, 10,000 and, 105,000 shares, respectively. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

 (2) Includes beneficial ownership of the following amounts of the Company's Class A Stock representing the following percentages of voting power after this Offering: Landon T. Clay, 98,083 shares of Class A Stock, 8.42%; Robert D. Brace, 3,004 shares of Class A Stock, less than 1%; Edwin W. Hiam, 480 shares of Class A Stock, less than 1%; James M. Oates and Thomas P. McDermott, 5 shares of Class A Stock, less than 1%; Charles
     C. Cabot, Jr. 1,920 shares of Class A Stock, less than 1%; Francis B. Condon, Jr., 16,800 shares of Class A Stock, 1.44%; Kevin J. Sheehan, 12,891 shares of Class A Stock, 1.11%; Michael F. Rogers, 2,508 shares of Class A Stock, less than 1%; David F. Flynn, 108 shares of Class A Stock, less than 1%. All officers and directors as a group, 37,961 shares of Class A Stock, 3.26%.
 (3) The number of shares of Common Stock deemed outstanding after the Public Offering includes an additional 2,000,000 shares of Common Stock which are being offered for sale by the Company in the Public Offering.

 (4) Landon T. Clay is a member of the board of directors of Eaton Vance. Includes 705 shares of Common Stock and 135 shares of Class A Stock owned by family members of Mr. Clay, as to which Mr. Clay disclaims beneficial ownership. Also includes 1,793 shares of Common Stock and 344 shares of Class A Stock held by LTC Corp. Profit Sharing Plan, of which Mr. Clay is a beneficiary and is deemed to have sole voting power of such shares. Also includes 294 shares of Common Stock and 56 shares of Class A Stock owned by Flowers Antigua Profit Sharing Plan, of which Mr. Clay's spouse, Lavinia Clay, is a beneficiary and is deemed to have sole voting power of such shares.

 (5) Includes 104 shares of Common Stock which may be purchased within 60 days of the Pricing Date upon the exercise of stock options granted under the Director Plan. Excludes 2,396 shares of Common Stock issuable pursuant to options granted under the Director Plan which are not exercisable within 60 days of the Pricing Date.

 (6) Includes 120,700 shares of Common Stock and 16,320 shares of Class A Stock which is held in a fiduciary capacity for its investment management clients by Woodstock Corporation. Mr. Condon is Chairman and Chief Executive Officer of Woodstock Corporation and disclaims any beneficial interest in such shares. Includes 104 shares of Common Stock which may be purchased within 60 days of the Pricing Date upon the exercise of stock options granted under the Director Plan. Excludes 2,396 shares of Common Stock issuable pursuant to options granted under the Director Plan which are not exercisable within 60 days of the Pricing Date.

 (7) Includes 2,083 shares of Common Stock which may be purchased by Mr. Sheehan within 60 days of the Pricing Date upon the exercise of stock options granted under the Company's 1995 Stock Plan. Excludes 47,917 shares of Common Stock issuable pursuant to options granted to Mr. Sheehan under the Company's 1995 Stock Plan which are not exercisable within 60 days of the Pricing Date.

 (8) Includes 1,667 shares of Common Stock which may be purchased by Mr. Rogers within 60 days of the Pricing Date upon the exercise of stock options granted under the Company's 1995 Stock Plan. Excludes 38,333 shares of Common Stock issuable pursuant to options granted to Mr. Rogers under the Company's 1995 Stock Plan which are not exercisable within 60 days of the Pricing Date.

 (9) Includes 625 shares of Common Stock which may be purchased by Mr. Maroney within 60 days of the Pricing Date upon the exercise of stock options granted under the Company's 1995 Stock Plan. Excludes 14,375 shares of Common Stock issuable pursuant to options granted to Mr. Maroney under the Company's 1995 Stock Plan which are not exercisable within 60 days of the Pricing Date.

(10) Excludes 5,000 shares of Common Stock issuable pursuant to options granted to Mr. Flynn under the Company's 1995 Stock Plan which are not exercisable within 60 days of the Pricing Date.

(11) Includes 625 shares of Common Stock which may be purchased by Mr. Mancuso within 60 days of the Pricing Date upon the exercise of stock options granted under the Company's 1995 Stock Plan. Excludes 14,375 shares of Common Stock issuable pursuant to options granted to Mr. Mancuso under the Company's 1995 Stock Plan which are not exercisable within 60 days of the Pricing Date.

(12) Includes 5,834 shares of Common Stock which may be purchased by officers and directors within 60 days of the Pricing Date upon the exercise of stock options granted under the Company's 1995 Stock Plan and 520 shares of Common Stock which may be purchased by directors within 60 days of the Pricing Date upon the exercise of Stock options granted under the Director Plan. Excludes 139,166 shares of Common Stock issuable pursuant to options granted under the Company's 1995 Stock Plan which are not exercisable within 60 days of the Pricing Date and 11,980 shares of Common Stock issuable pursuant to options granted under the Non-Employee Director Plan which are not exercisable within 60 days of the Pricing Date.

                         DESCRIPTION OF CAPITAL STOCK

  The Company is authorized to issue up to 21,650,000 shares of capital stock, consisting of 20,000,000 shares of Common Stock, 650,000 shares of Class A Stock and 1,000,000 shares of Preferred Stock with a par value of one cent per share, the designations for which are to be determined by the Board of Directors (the "Preferred Stock"). The Company currently has approximately 52 shareholders including Eaton Vance. At September 15, 1995, Eaton Vance had approximately 1,080 beneficial owners of its non-voting common stock. The Company believes that after the Distribution and prior to the consummation of the Public Offering, the Company will have approximately 1,151 shareholders.

Common Stock

  Upon completion of the Distribution and the issuance of the 2,000,000 shares of Common Stock offered in the Public Offering, there will be approximately 5,532,573 shares of Common Stock outstanding.

  General. Each share of Common Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters to each other share of Common Stock. The Common Stock is not subject to call for redemption and, upon receipt by the Company of the full purchase price therefore, each share of the Common Stock offered hereby shall be fully paid and nonassessable. Holders of the Common Stock will not have preemptive rights with respect to any additional shares of the capital stock of the Company which may be issued. The rights, preferences and privileges of holders of the Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of Preferred Stock which the Company may designate and issue in the future. At the date of this Information Statement, there will be no shares of Preferred Stock outstanding.

  Voting Rights. Each holder of Common Stock shall have one vote in respect of each share of stock held by him or her of record on the books of the Company for the election of directors and on all matters submitted to a vote of stockholders of the Company. The holders of the Common Stock and Class A Stock shall vote together on all matters as a single class. Stockholders are not permitted to cumulate votes in elections of directors.

  Dividends. The holders of Common Stock are entitled to such dividends as may be declared from time to time by the board of directors of the Company out of funds legally available therefore. The holders of both the Common Stock and Class A Stock will be entitled to receive the same dividends when and if paid by the Company.

  Liquidation. In the event of any dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, subject to the rights of any class of Preferred Stock outstanding at the time of such dissolution, liquidation or winding up, and after payment of all debts and liabilities of the Company holders of Common Stock and Class A Stock shall be entitled to receive all of the remaining assets of the Company of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock and Class A Stock held by them respectively.

Class A Stock

  Upon completion of the Distribution, there will be approximately 611,427 shares of Class A Stock outstanding.

  General. Each share of Class A Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters to each other share of Class A Stock, except as described below. Upon receipt by the Company of the full purchase price therefore, each share of the Class A Stock offered hereby shall be fully paid and nonassessable. Holders of the Class A Stock will not have preemptive rights with respect to any additional shares of the capital stock of the Company which may be issued.

The rights, preferences and privileges of holders of the Class A Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of Preferred Stock which the Company may designate and issue in the future. At the date of this Information Statement, there will be no shares of Preferred Stock outstanding.

  Voting Rights. Each holder of Class A Stock shall have ten votes in respect of each share of stock held by him or her of record on the books of the Company for the election of directors and on all matters submitted to a vote of stockholders of the Company. The holders of the Class A Stock and Common Stock shall vote together on all matters as a single class. Stockholders are not permitted to cumulate votes in elections of directors.

  Dividends. The holders of Class A Stock are entitled to such dividends as may be declared from time to time by the board of directors of the Company out of funds legally available therefore. The holders of both the Class A Stock and Common Stock will be entitled to receive the same dividends per share when and if paid by the Company.

  Conversion - Restrictions on Transfer. At anytime after the date (the "Registration Date") on which the Company becomes subject to the reporting requirements of Section 13 of the Exchange Act and the rules and regulations promulgated thereunder, the following conversion terms and conditions will apply to the Class A Stock:

    (a) Upon the sale or transfer of any share of Class A Stock, such share will automatically convert into a newly-issued share of Common Stock;

    (b) If at any time the number of shares of Class A Stock outstanding is less than 50% of the number of shares of Class A Stock outstanding on the Registration Date, all of the remaining outstanding shares Class A Stock will automatically convert into shares of Common Stock on the basis of one share of Common Stock for each share of Class A Stock; and

    (c) At any time after the date two years after the Registration Date, the shares of Class A Stock may be converted, at any time or from time to time, at the option of each holder of Class A Stock, into shares of Common Stock on the basis of one share of Common Stock for each share of Class A Stock.

  Liquidation. In the event of any dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, subject to the rights of any class of Preferred Stock outstanding at the time of such dissolution, liquidation or winding up, and after payment of all debts and liabilities of the Company, holders of Class A Stock and Common Stock shall be entitled to receive all of the remaining assets of the Company of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Class A Stock and Common Stock held by them, respectively.

Preferred Stock

  The Board of Directors is authorized, subject to certain limitations prescribed by law, without further stockholder approval, to issue from time to time up to an aggregate of 1,000,000 shares of Preferred Stock in one or more series and to fix or alter the designations, preferences, rights and any qualifications, limitations or restrictions of the shares of each such series thereof, including the dividend rights, dividend rates, conversion rights, voting rights, terms of redemption (including sinking fund provisions), redemption price or prices, liquidation preferences and the number of shares constituting any series or designations of such series. The issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change of control of the Company. The Company has no present plans to issue any shares of Preferred Stock.

Delaware Law and Certain Charter and By-Law Provisions

  The Company is subject to the provisions of Section 203 of the Delaware General Corporation Law (the "DGCL"). Subject to certain exceptions, Section 203 prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the interested stockholder attained such status with the approval of the Board of Directors or unless the business combination is approved in a prescribed manner. A "business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an "interested stockholder" is a person who, together with affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock.

  The Company's Certificate of Incorporation (the "Charter") provides for the division of the Board of Directors into three classes as nearly equal in size as possible with staggered three-year terms. See "Management - Executive Officers and Directors." Any director may be removed without cause only by the vote of at least 75% of the shares entitled to vote for the election of directors.

  The Company's By-Laws provide that for nominations for the Board of Directors or for other business to be properly brought by a stockholder before a meeting of stockholders, the stockholder must first have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice generally must be delivered not less than 60 days nor more than 90 days prior to an annual meeting. With respect to special meetings, notice must generally be delivered not more than 90 days prior to such meeting and not later than the later of 60 days prior to such meeting or 10 days following the day on which public announcement of such meeting is first made by the Company. The notice must contain, among other things, certain information about the stockholder delivering the notice and, as applicable, background information about each nominee or a description of the proposed business to be brought before the meeting.

  The Charter empowers the Board of Directors, when considering a tender offer or merger or acquisition proposal, to take into account factors in addition to potential economic benefits to stockholders. Such factors may include (i) comparison of the proposed consideration to be received by stockholders in relation to the then current market price of the Company's capital stock, the estimated current value of the Company in a freely negotiated transaction and the estimated future value of the Company as an independent entity; (ii) the impact of such a transaction on the employees, suppliers and customers of the Company and its effect on the communities in which the Company operates; and
(iii) the ability of the Company to fulfill its objectives under applicable statutes and regulations.

  The foregoing provisions could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, control of the Company.

  The Charter contains certain provisions permitted under the DGCL relating to the liability of directors. These provisions eliminate a director's liability for monetary damages for a breach of fiduciary duty, except in certain circumstances involving certain wrongful acts, such as the breach of a director's duty of loyalty or acts or omissions which involve intentional misconduct or a knowing violation of law. The Charter also contains provisions indemnifying the directors and officers of the Company to the fullest extent permitted by the General Corporation Law of Delaware. The Company believes that these provisions will assist the Company in attracting and retaining qualified individuals to serve as directors.

  The Charter provides that any action required or permitted to be taken by the stockholders of the Company may be taken only at a duly called annual or special meeting of the stockholders, and that special meetings may be called only by the Chairman of the Board of Directors, or the President of the Company. These provisions could have the effect of delaying until the next annual stockholders meeting stockholder actions which are favored by the holders of a majority of the outstanding voting securities of the Company. These provisions may also discourage another person or entity from making a tender offer for the Company's Common Stock, because such person or entity, even if it acquired a majority of the outstanding voting securities of the Company, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders' meeting, and not by written consent.

  The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or by-laws, unless a corporation's certificate of incorporation or by-laws, as the case may be, requires a greater percentage. The Charter requires the affirmative vote of the holders of at least 75% of the outstanding voting stock of the Company to amend or repeal any of the foregoing Charter provisions, and to reduce the number of authorized shares of Common Stock, Class A Common Stock and Preferred Stock. Such 75% vote is also required to amend or repeal the Company's By-Laws. The By-Laws may also be amended or repealed by a majority vote of the Board of Directors. Such 75% stockholder vote would be in addition to any separate class vote that might in the future be required pursuant to the terms of any Preferred Stock that might be outstanding at the time any such amendments are submitted to stockholders.

Rights Plan

  Pursuant to the Company's Stockholder Rights Plan, each share of the Common Stock and Class A Stock has an associated preferred stock purchase right (a "Right"). Each Right entitles the holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, $.01 par value (the "Junior Preferred Shares"), of the Company at a price of $75.00 per one one-hundredth of a Junior Preferred Share, subject to adjustment (the "Purchase Price"). The Rights will be exercisable only if (i) a person or group acquires beneficial ownership of 15% or more of the outstanding Common Stock and Class A Stock in the aggregate of the company (an "Acquiring Person"), (ii) a person or group announces a tender offer or exchange offer the consummation of which would result in the beneficial ownership by such person or group of 15% or more of the outstanding Common Stock, and Class A stock in the aggregate or (iii) a person owning 10% or more of the Common Stock of the Company whose ownership is determined by the Board of Directors to be reasonably likely to cause a material adverse impact on the business or prospects of the Company or to pressure the Company to take action to benefit such person as opposed to the Company is declared by the Board of Directors to be an adverse person (an "Adverse Person")(the earlier of such dates being called the "Distribution Date"). Until a Right is exercised, the holder thereof will have no rights as a stockholder of the Company. Until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock.

  In the event that (i) any person or group acquires 20% or more of the outstanding Common Stock and Class A Stock of the Company in the aggregate,
(ii) a person owning 10% or more of the Common Stock and Class A Stock of the Company in the aggregate is determined by the Board of Directors to be an Adverse Person, or (iii) while there is an Acquiring Person, such person engages in certain self dealing transactions or such person's stock holdings increase by 1% more due to a recapitalization, each holder of a Right, other than Rights beneficially owned by the Acquiring Person or the Adverse Person, will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two (2) times the Purchase Price, and in the event that, while there is an Acquiring Person, the Company is acquired in a business combination transaction or 50% or more of its assets are sold, each holder of a Right will thereafter have the right to receive upon exercise that number of shares of common stock of the acquiring company which at the time of the transaction will have a market value of two (2) times the Purchase Price.

  At any time after any person becomes an Acquiring Person or an Adverse Person, and prior to the acquisition by such person or group of 50% or more of the outstanding Common Stock, the Board of Directors of the Company may cause the Rights (other than Rights owned by such person or group) to be exchanged, in whole or in part, for Common Stock at an exchange rate of one (1) share of Common Stock per Right.

  The Board of Directors of the Company may redeem the Rights in whole at a price of $.01 per Right, until such time as the Rights are exercisable for shares of Common Stock.

  The Rights have certain anti-takeover effects, in that they will cause substantial dilution to a person or group that attempts to acquire a significant interest in the Company on terms not approved by the Board of Directors.

                        SHARES ELIGIBLE FOR FUTURE SALE

  Prior to the Distribution and the Public Offering, there has been no public market for securities of the Company. No prediction can be made as to the effect, if any, that market sales of shares or the availability of shares for sale will have on the market price prevailing from time to time. Nevertheless, sales of substantial amounts of Common Stock of the Company in the public market after the restrictions described below lapse could adversely affect the prevailing market price and the ability of the Company to raise equity capital in the future.

  Upon completion of the Distribution and the Public Offering, the Company will have outstanding 5,532,573 shares of Common Stock (excluding 300,000 shares of Common Stock issuable upon exercise of the Underwriter's over-allotment option) and 611,427 shares of Class A Stock. See "Description of Capital Stock." Of these shares, the 2,000,000 shares (2,300,000 shares if the Underwriter's over-allotment option is exercised in full) of Common Stock sold in the Public Offering, and 1,595,703 of the shares of Common Stock and 356,871 of the shares of Class A Stock distributed to the stockholders of Eaton Vance Corp. pursuant to the Distribution, will be freely tradable under the Securities Act of 1933, as amended (the "Securities Act"), except to the extent such shares are subject to the agreement with the Underwriters described below, and except for any shares purchased by "affiliates," as that term is defined in the Securities Act, of the Company. See "Investors Financial Services Corp." The remaining 919,495 shares of Common Stock and 108,912 shares of Class A Stock are "restricted securities" under Rule 144 adopted under the Securities Act (the "Restricted Shares"). The Restricted Shares were issued and sold by the Company in private transactions in reliance upon exemptions from the registration requirements of the Securities Act, or, in the case of 114,000 shares, will have been granted pursuant to the Company's 1995 Stock Plan. The Restricted Shares may not be sold unless they are registered under the Securities Act or are sold pursuant to an exemption from registration, such as the exemption provided by Rule 144 under the Securities Act.

  Certain of the Company's security holders, executive officers, directors and employees, with the power to dispose of a total of 1,159,013 shares of Common Stock and 184,878 shares of Class A Stock, have agreed not to offer, sell or otherwise dispose of any shares of Common Stock for a period of 180 days after the Effective Date (the "Lock-up Period") without the prior written consent of the Underwriters. Following the Lock-up Period, these shares will not be eligible for sale in the public market without registration unless such sales meet the conditions and restrictions of Rule 144 as described below.

  In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated), including an affiliate of the Company, who has beneficially owned Restricted Shares for at least two years (as computed under Rule 144) is entitled to sell, within any three-month period, a number of such shares that does not exceed the greater of (i) one percent of the then outstanding shares of Common Stock (approximately 61,440 shares after giving effect to this Offering) or (ii) the average weekly trading volume in the Common Stock during the four calendar weeks preceding the date on which notice of such sale on Form 144 is filed with the Commission. Sales under Rule 144 are also subject to certain provisions relating to notice and manner of sale and the availability of current public information about the Company. In addition, under Rule 144(k), a person (or persons whose shares are aggregated) who has not been an affiliate of the Company at any time during the 90 days immediately preceding a sale, and who has beneficially owned Restricted Shares for at least three years (as computed under Rule 144) would be entitled to sell such shares under Rule 144(k) without regard to the volume limitation and other conditions described above. The foregoing description of Rule 144 is not intended to be a complete description thereof.

  As soon as practicable following the consummation of the Public Offering, the Company intends to file a registration statement under the Securities Act to register the shares of Common Stock available for issuance pursuant to its stock option plans as of the date hereof. See "Management - 1995 Stock Plan" and "Management - 1995 Non-Employee Director Stock Option Plan." Shares issued pursuant to such plans after the effective date of such registration statement will be available for sale in the open market subject to the Lock-up Period and, for Affiliates of the Company, subject to certain conditions and restrictions of Rule 144.

  Rule 701 under the Act provides that the shares of Common Stock acquired on the exercise of currently outstanding options may be resold by persons, other than Affiliates, beginning 90 days after the date of this Prospectus, subject only to the manner of sale provisions of Rule 144, and by Affiliates under Rule 144 without compliance with its two-year minimum holding period, subject to certain limitations.

Options

  The 1995 Plan, which was approved by the Company's Board of Directors and sole stockholder in August 1995, provides for the issuance of a maximum of 560,000 shares of Common Stock pursuant to the grant to employees of "incentive stock options" within the meaning of the Internal Revenue Code and the grant of non-qualified stock options, stock awards or opportunities to make direct purchases of stock in the Company to employees, consultants, directors and officers of the Company. On the Pricing Date, options to purchase 199,000 shares of Common Stock will be granted under the 1995 Plan. Option grants exercisable for an aggregate of 140,000 shares of Common Stock will be made to Messrs. Sheehan, Rogers, Maroney, Mancuso, Zimmerman and Ms. Creegan and become exercisable in forty-eight equal monthly installments beginning on the Pricing Date. The remainder of the option grants to be made under the 1995 Plan become exercisable in four equal annual installments beginning on the first anniversary of the Distribution Date. See "Management -
 1995 Stock Plan."

  The Director Plan, which was approved by the Company's Board of Directors and sole stockholder in October 1995, provides for the issuance of a maximum of 40,000 shares of Common Stock pursuant to the automatic grant of options to non-employee directors of the Company. Immediately prior to the date hereof, options to purchase 12,500 shares of Common Stock were granted under the Director Plan and become exercisable in forty-eight equal monthly installments beginning on the date hereof. See "Management - 1995 Non-Employee Director Stock Option Plan."

  The Company intends to file one or more registration statements on Form S-8 under the Securities Act to register all shares of Common Stock subject to outstanding stock options and Common Stock issuable pursuant to the Company's stock option plan that do not qualify for an exemption under Rule 701 from the registration requirements of the Act. The Company expects to file these registration statements promptly following the closing of the Public Offering, and such registration statements are expected to become effective upon filing. Shares covered by these registration statements will thereupon be eligible for sale in the public markets, subject to the Lock-up Agreements, to the extent applicable.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The Company provides custody and fund accounting services to mutual funds for which Eaton Vance is the investment advisor and administrator and, in some cases, the sponsor and distributor. The Company also provides custody and accounting services for Eaton Vance's separately managed accounts. Various mutual funds for which Eaton Vance serves as financial advisor presently maintain deposits at the Company in connection with these funds' custody accounts. The Company maintains, and serves as trustee for, a common trust fund consisting of several funds for which Eaton Vance is the investment advisor. The Company also serves as the directed trustee for a collective investment trust sponsored and managed by Eaton Vance.

  In fiscal year 1994, the Company generated asset administration fee revenue of $8,565,352 for services provided to mutual funds and separately managed accounts managed by Eaton Vance, or for which Eaton Vance is the sponsor or investment advisor. In addition, these Eaton Vance related mutual funds and managed accounts maintain deposits with the Company that represent approximately 4.3% of the Company's deposit relationships.

  The Company provides, for a fee, certain data processing services related to individual accounts managed by Eaton Vance. Fees received from Eaton Vance for these data processing services totaled $552,000 in fiscal year 1994. Additionally, the Company leases office space from Eaton Vance at 24 Federal Street, Boston, Massachusetts. Fees paid to Eaton Vance in connection with the occupancy of this space totaled $344,000 in fiscal year 1994.

  The Company has entered into loan agreements with certain officers of Eaton Vance. These loans are made in the ordinary course of business and on the same terms and conditions prevailing at the time for comparable transactions. As of July 31, 1995, the Company had outstanding an aggregate of $1,300,000 in principal amount of loans to Landon T. Clay and M. Dozier Gardner, officers of Eaton Vance. See Note 12 of Notes to Consolidated Financial Statements.

  The Company has adopted a policy whereby all future transactions between the Company and its officers, directors and affiliates will be on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by a majority of the disinterested members of the Company's Board of Directors. The Company believes that the reported transactions with Eaton Vance and its officers were conducted on an arms-length basis, on terms the Company believes were no less favorable to the Company than could have been obtained from unrelated third parties. The Company did not obtain independent third party valuations of the terms of these transactions.

                       INVESTORS FINANCIAL SERVICES CORP.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                           PAGE
                                                                           ----
Report of Independent Accountants......................................... F-2
Consolidated Balance Sheets as of October 31, 1993 and 1994 and July 31,
 1995..................................................................... F-3
Consolidated Statements of Income for the Years Ended October 31, 1992,
 1993 and 1994 and the Nine-Month Periods Ended July 31, 1994 and 1995.... F-4
Statements of Stockholders' Equity for the Years Ended October 31, 1992,
 1993 and 1994 and the Nine-Month Periods Ended July 31, 1994 and 1995.... F-5
Consolidated Statements of Cash Flows for the Years Ended October 31,
 1992, 1993 and 1994 and the Nine-Month Periods Ended July 31, 1994 and
 1995..................................................................... F-6
Notes to Consolidated Financial Statements................................ F-7

                         INDEPENDENT AUDITORS' REPORT

To the Stockholders and the Board of Directors of Investors Bank & Trust Company:

  We have audited the accompanying consolidated balance sheets of Investors Bank & Trust Company (a majority-owned subsidiary of Eaton Vance Corp.) and its subsidiaries as of October 31, 1993 and 1994, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended October 31, 1994. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Investors Bank & Trust Company and its subsidiaries at October 31, 1993 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended October 31, 1994 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, MA
December 8, 1994

                         INVESTORS BANK & TRUST COMPANY

                          CONSOLIDATED BALANCE SHEETS
                  OCTOBER 31, 1993 AND 1994 AND JULY 31, 1995

                                                                     July 31,
                                             1993         1994         1995
                                         ------------ ------------ ------------
                                                                   (Unaudited)
ASSETS
  Cash and due from banks............... $ 15,240,610 $  8,343,906 $  4,736,998
  Time deposits due from banks..........    1,000,000    1,000,000    1,000,000
  Investment securities (approximate
   market value of $82,404,478 and
   $86,171,585 in 1993 and 1994,
   respectively)........................   80,206,102   88,277,866          --
  Securities held to maturity
   (approximate market value of
   $76,419,000).........................          --           --    76,545,373
  Loans, less allowance for loan losses
   of $35,000 at October 31, 1993 and
   1994 and April 30, 1995..............   10,220,589   13,570,209   13,672,206
  Accrued interest and fees receivable..    5,668,379    9,382,591    9,893,020
  Equipment and leasehold improvements,
   net..................................    3,010,159    3,250,617    3,765,984
  Other assets..........................    4,838,423    3,780,213    2,925,107
                                         ------------ ------------ ------------
    Total assets........................ $120,184,262 $127,605,402 $112,538,688
                                         ============ ============ ============
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Deposits:
   Demand............................... $ 77,151,854 $ 44,494,295 $ 20,099,577
   Savings..............................      263,993    5,734,170    1,046,406
   Time.................................   28,832,261   58,450,304   67,630,765
                                         ------------ ------------ ------------
    Total deposits......................  106,248,108  108,678,769   88,776,748
Other liabilities.......................    3,623,755    5,213,591    6,513,983
                                         ------------ ------------ ------------
    Total liabilities...................  109,871,863  113,892,360   95,290,731
                                         ------------ ------------ ------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Common stock..........................    1,000,000   10,000,000   10,000,000
  Surplus...............................    1,000,000          --           --
  Retained earnings.....................    8,312,399    3,713,042    7,247,957
                                         ------------ ------------ ------------
    Total stockholders' equity..........   10,312,399   13,713,042   17,247,957
                                         ------------ ------------ ------------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY................................. $120,184,262 $127,605,402 $112,538,688
                                         ============ ============ ============

                See notes to consolidated financial statements.

                         INVESTORS BANK & TRUST COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
                  YEARS ENDED OCTOBER 31, 1992, 1993 AND 1994
            AND THE NINE MONTH PERIODS ENDED JULY 31, 1994 AND 1995

                                                               July 31,    July 31,
                             1992        1993        1994        1994        1995
                          ----------- ----------- ----------- ----------- -----------
                                                                    (Unaudited)
OPERATING REVENUE:
 Interest income:
 Federal funds sold.....  $   663,063 $    18,951 $    20,430 $       --  $   184,762
 Other short-term
  investments...........      937,262      33,781      37,993      25,273      42,294
 Investment securities
  and securities held to
  maturity..............    2,655,577   4,598,913   4,730,824   3,362,094   3,558,365
 Loans..................      435,831     504,784     859,005     600,525     925,084
                          ----------- ----------- ----------- ----------- -----------
 Total interest income..    4,691,733   5,156,429   5,648,252   3,987,892   4,710,505
                          ----------- ----------- ----------- ----------- -----------
Interest expense:
 Deposits...............    1,017,332     655,146     864,148     547,585     580,475
 Federal funds bought...          --          --          --          --       62,798
 Treasury tax and loan
  account...............       14,736       7,706       6,143       5,941      15,588
                          ----------- ----------- ----------- ----------- -----------
 Total interest
  expense...............    1,032,068     662,852     870,291     553,526     658,861
                          ----------- ----------- ----------- ----------- -----------
 Net interest income....    3,659,665   4,493,577   4,777,961   3,434,366   4,051,644
Noninterest income:
 Asset administration
  fees (including
  amounts from related
  parties of $7,365,000,
  $7,949,000,
  $8,565,000, $6,080,000
  and $6,547,000).......   29,054,254  31,985,921  42,422,555  30,826,886  36,667,515
 Proceeds from
  assignment of UIT
  servicing, net........          --          --          --          --    2,572,298
 Computer service fees
  from related parties..      454,803     528,381     552,407     420,928     380,424
 Other operating
  income................      154,501     452,498      74,163      56,314      54,145
 Gain on sale of
  investment security...          --       48,409         --          --          --
                          ----------- ----------- ----------- ----------- -----------
 Net operating revenue..   33,323,223  37,508,786  47,827,086  34,738,494  43,726,026
                          ----------- ----------- ----------- ----------- -----------
OPERATING EXPENSES:
 Compensation of
  officers and
  employees.............   17,101,730  18,510,275  23,162,729  16,763,927  20,315,901
 Pension and other
  employee benefits.....    3,157,572   3,631,237   4,136,066   3,097,929   3,594,783
 Occupancy..............    2,441,545   2,641,399   3,735,820   2,631,500   3,259,467
 Equipment..............    2,551,577   3,061,332   4,292,523   3,110,868   3,671,099
 Insurance..............      909,922     946,837   1,069,996     800,017     799,561
 Subcustodian fees......      901,392     913,929   1,326,783     932,509   1,527,013
 Depreciation and
  amortization..........      875,109   1,064,449   1,375,850   1,006,702     892,557
 Professional fees......      593,115     746,286     955,341     677,809   1,127,883
 Travel and sales
  promotion.............      351,936     421,226     735,385     497,130     462,825
 Other operating
  expenses..............    1,705,591   2,001,901   1,712,950   1,526,771   2,264,423
                          ----------- ----------- ----------- ----------- -----------
 Total operating
  expenses..............   30,589,489  33,938,871  42,503,443  31,045,162  37,915,512
                          ----------- ----------- ----------- ----------- -----------
INCOME BEFORE INCOME
 TAXES..................    2,733,734   3,569,915   5,323,643   3,693,332   5,810,514
INCOME TAXES............    1,163,000   1,211,000   1,863,000   1,273,656   2,215,599
                          ----------- ----------- ----------- ----------- -----------
NET INCOME..............  $ 1,570,734 $ 2,358,915 $ 3,460,643 $ 2,419,676 $ 3,594,915
                          =========== =========== =========== =========== ===========

                See notes to consolidated financial statements.

                         INVESTORS BANK & TRUST COMPANY

                       STATEMENTS OF STOCKHOLDERS' EQUITY
  YEARS ENDED OCTOBER 31, 1992, 1993 AND 1994 AND THE NINE-MONTH PERIOD ENDED
                                 JULY 31, 1995

                               Common                  Retained
                                Stock      Surplus     Earnings       Total
                             ----------- -----------  -----------  -----------
BALANCE, NOVEMBER 1, 1991... $ 1,000,000 $ 1,000,000  $ 4,502,750  $ 6,502,750
  Net income................         --          --     1,570,734    1,570,734
  Cash dividend, $0.06 per
   share....................         --          --       (60,000)     (60,000)
                             ----------- -----------  -----------  -----------
BALANCE, OCTOBER 31, 1992...   1,000,000   1,000,000    6,013,484    8,013,484
  Net income................         --          --     2,358,915    2,358,915
  Cash dividend, $0.06 per
   share....................         --          --       (60,000)     (60,000)
                             ----------- -----------  -----------  -----------
BALANCE, OCTOBER 31, 1993...   1,000,000   1,000,000    8,312,399   10,312,399
  Net income................         --          --     3,460,643    3,460,643
  Stock split...............   9,000,000  (1,000,000)  (8,000,000)         --
  Cash dividend, $0.06 per
   share....................         --          --       (60,000)     (60,000)
                             ----------- -----------  -----------  -----------
BALANCE, OCTOBER 31, 1994...  10,000,000         --     3,713,042   13,713,042
  Net income (unaudited)....         --          --     3,594,915    3,594,915
  Cash dividend, $0.06 per
   share (unaudited)........         --          --       (60,000)     (60,000)
                             ----------- -----------  -----------  -----------
BALANCE, JULY 31, 1995
 (unaudited)................ $10,000,000 $       --   $ 7,247,957  $17,247,957
                             =========== ===========  ===========  ===========


                See notes to consolidated financial statements.

                         INVESTORS BANK & TRUST COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
  YEARS ENDED OCTOBER 31, 1992, 1993 AND 1994 AND THE NINE-MONTH PERIODS ENDED
                             JULY 31, 1994 AND 1995

                                                                      July 31,      July 31,
                              1992          1993          1994          1994          1995
                          ------------  ------------  ------------  ------------  ------------
                                                                           (Unaudited)
CASH FLOWS FROM
 OPERATING ACTIVITIES:
 Net income.............  $  1,570,734  $  2,358,915  $  3,460,643  $  2,419,676  $  3,594,915
                          ------------  ------------  ------------  ------------  ------------
 Adjustments to
  reconcile net income
  to net cash provided
  by operating
  activities:
 Depreciation and
  amortization..........       942,328     1,227,310     1,375,850       933,263       892,557
 Deferred income
  taxes.................       163,000      (162,000)     (127,000)          --            --
 Amortization of
  premiums on
  investment
  securities, net of
  accretion of
  discounts.............       183,194     1,469,064     1,300,037     1,036,828       621,383
 Gain on sale of
  security..............           --        (48,409)          --            --            --
 Loss on disposal of
  equipment.............        24,565           --            --            --            --
 Adjustment to carrying
  value of interest
  rate floor
  contracts.............           --            --            --            --      1,057,700
 Changes in assets and
  liabilities:
  Accrued interest and
   fees receivable......      (716,071)     (846,677)   (3,714,212)   (2,280,935)     (510,429)
  Other assets..........       (56,091)   (2,462,405)    1,185,210        93,233      (202,594)
  Other liabilities.....       350,850      (219,379)    1,589,835       534,753     1,300,392
                          ------------  ------------  ------------  ------------  ------------
   Total adjustments....       891,775    (1,042,496)    1,609,720       317,142     3,159,009
                          ------------  ------------  ------------  ------------  ------------
   Net cash provided by
    operating
    activities..........     2,462,509     1,316,419     5,070,363     2,736,818     6,753,924
                          ------------  ------------  ------------  ------------  ------------
CASH FLOWS FROM
 INVESTING ACTIVITIES:
 Net decrease in other
  short-term
  investments...........    17,992,030           --            --            --            --
 Proceeds from
  maturities of
  investment securities
  and securities held to
  maturity..............     7,032,121     3,015,813    16,264,293     3,778,686    11,111,110
 Proceeds from sale of
  investment security...           --      5,065,234           --            --            --
 Purchase of investment
  securities............   (38,367,578)  (25,725,664)  (25,636,094)          --            --
 Net decrease in federal
  funds sold............    16,000,000    16,000,000           --            --            --
 Net (increase) decrease
  in loans..............      (756,081)   (4,338,176)   (3,349,620)   (2,692,450)     (101,997)
 Purchases of
  equipment.............    (1,188,172)   (1,876,904)   (1,616,307)   (1,244,190)   (1,407,924)
 Proceeds from sales of
  equipment.............         3,000           --            --            --            --
                          ------------  ------------  ------------  ------------  ------------
   Net cash provided by
    (used for) investing
    activities).........       715,320    (7,859,697)  (14,337,728)     (157,954)    9,601,189
                          ------------  ------------  ------------  ------------  ------------
CASH FLOWS FROM
 FINANCING ACTIVITIES:
 Net increase (decrease)
  in demand deposits....   (15,916,820)   29,126,500   (32,657,559)    8,885,193     9,180,461
 Net increase (decrease)
  in time and savings
  deposits..............    13,885,121   (14,043,834)   35,088,220   (22,765,156)  (29,082,482)
 Dividends paid.........       (60,000)      (60,000)      (60,000)      (60,000)      (60,000)
                          ------------  ------------  ------------  ------------  ------------
   Net cash provided by
    (used for) financing
    activities..........    (2,091,699)   15,022,666     2,370,661   (13,939,963)  (19,962,021)
                          ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE)
 IN CASH AND DUE FROM
 BANKS..................     1,086,130     8,479,388    (6,896,704)  (11,361,099)   (3,606,908)
CASH AND DUE FROM BANKS,
 BEGINNING OF PERIOD....     5,675,092     6,761,222    15,240,610    15,240,610     8,343,906
                          ------------  ------------  ------------  ------------  ------------
CASH AND DUE FROM BANKS,
 END OF PERIOD..........  $  6,761,222  $ 15,240,610  $  8,343,906  $  3,879,511  $  4,736,998
                          ============  ============  ============  ============  ============
SUPPLEMENTAL DISCLOSURE
 OF CASH FLOW
 INFORMATION:
 Cash paid for
  interest..............  $  1,075,000  $    669,000  $    807,000  $    536,000  $    716,000
                          ============  ============  ============  ============  ============
 Cash paid for income
  taxes.................  $  1,133,000  $  1,420,000  $  2,136,000  $  1,454,000  $  2,023,000
                          ============  ============  ============  ============  ============

                See notes to consolidated financial statements.
                                                                     (concluded)

                        INVESTORS BANK & TRUST COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 YEARS ENDED OCTOBER 31, 1992, 1993 AND 1994 AND THE NINE-MONTH PERIODS ENDED
                            JULY 31, 1994 AND 1995

1. DESCRIPTION OF BUSINESS

  Investors Bank & Trust Company (the "Bank") is a state-chartered Massachusetts bank which commenced operations in November 1969. The Bank provides domestic and global custody, multicurrency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending, and mutual fund administration services to a variety of financial asset managers, including mutual fund complexes, investment advisors, banks and insurance companies. The Bank is subject to regulation by the Office of the Commissioner of Banks of the Commonwealth of Massachusetts and the Federal Deposit Insurance Corporation. The Bank is majority owned by Eaton Vance Corp. ("EVC"), a holding company deriving its revenues primarily from investment management activities.

2. PROPOSED BANK SPIN-OFF (UNAUDITED)

  On June 29, 1995, EVC, together with minority stockholders of the Bank, formed Investors Financial Services Corp. ("IFSC"), a Bank Holding Company, under the Bank Holding Act of 1956. It is anticipated that all stockholders of the Bank will exchange their stock for a combination of Common Stock and Class A Common Stock ("Class A Stock") of IFSC (the "Exchange"). The Common Stock and Class A Stock are identical except that the Class A Stock has ten votes per share and automatically converts into Common Stock upon transfer and under certain other circumstances.

  Following the Exchange, the business operations of IFSC will be separated from those of EVC by means of a tax-free, pro rata distribution of EVC's ownership interest in IFSC to the EVC stockholders (the "Distribution"). It is anticipated that after the Exchange, IFSC will have 3,418,573 shares of Common Stock and 611,427 shares of Class A Stock outstanding. Subsequent to the completion of the Distribution, IFSC plans to sell up to 2,000,000 additional shares of its Common Stock in an initial public offering.

  The Distribution is subject to receipt by EVC of certain regulatory approvals and a private letter ruling from the Internal Revenue Service confirming the tax-free treatment to EVC stockholders of the distribution of shares of Common Stock and Class A Stock in the Distribution to EVC stockholders. IFSC had no operations or contingencies and has entered into no commitments through July 31, 1995.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation - The consolidated financial statements include the accounts of Investors Bank & Trust Company and its domestic and foreign subsidiaries. All significant intercompany accounts and transactions have been eliminated.

  Custody and Trust Assets - Asset administration fees, including securities lending and foreign exchange services and computer services fees, are composed primarily of fee and fee-related income and are recorded on the accrual basis.

  Securities - Prior to November 1, 1994, investment securities, which consisted solely of debt securities, were stated at cost, adjusted for amortization of premiums and accretion of discounts. Maturities and sales of investment securities were accounted for on a specific-identification basis.

  Effective November 1, 1994, the Bank adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." SFAS No. 115 requires

                        INVESTORS BANK & TRUST COMPANY
investments in equity securities that have readily determinable fair values and all investments in debt securities to be classified into three categories as follows:

  . Debt securities that the Bank has the positive intent and ability to hold to maturity are classified as held-to-maturity and reported at amortized cost.
  . Debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings.
  . All other debt and equity securities are classified as available-for-sale and reported at fair value, with unrealized gains and losses excluded from earnings and reported in a separate component of stockholders' equity.

  At the adoption of SFAS No. 115, the Bank classified its entire portfolio of securities as held-to-maturity based upon the Bank's positive intent and ability to hold such securities to maturity. Factors considered in determining the Bank's ability to hold such securities to maturity include the Bank's historical experience, the maturity distribution of securities and the Bank's access to additional deposits from custody and trust customers. The effect of adopting SFAS No. 115 was not significant (unaudited).

  Fair Value of Financial Instruments - SFAS No. 107 requires the disclosure of the estimated fair value of financial instruments, whether or not recognized in the Bank's consolidated balance sheets, estimated using available market information or other appropriate valuation methodologies.

  The carrying amounts of cash and cash equivalents are a reasonable estimate of their fair value. The fair value of the Bank's investment securities is estimated based on quoted market prices. Both loans (including commitments to lend) and deposits, including time deposits, bear interest at variable rates and are subject to periodic repricing. As such, the carrying amount of loans and deposits is a reasonable estimate of fair value. The fair value of the Bank's interest rate floor contracts is estimated based on quoted market prices. The Bank does not have any other significant financial instruments.

  Loans - Interest income on loans is recorded on the accrual basis. Losses on loans are provided for under the allowance method of accounting. The allowance is increased by provisions charged to operating expenses based on amounts management considers necessary to meet reasonably foreseeable losses on loans.

  In May 1993, the Financial Accounting Standards Board issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan." SFAS No. 114, as amended, requires that impaired loans be measured on a loan-by-loan basis by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loans's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

  SFAS No. 114 is applicable to all creditors and to all loans, except large groups of smaller balance homogenous loans that are collectively evaluated for impairment, loans that are measured at fair value or at the lower of cost or fair value, leases, and convertible or nonconvertible debentures and bonds and other debt securities.

  The Bank will be required to adopt SFAS No. 114 in fiscal 1996. Adoption of SFAS No. 114 is not expected to have a significant impact on the Bank's consolidated financial statements.

  Equipment and Leasehold Improvement - Equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided on the straight-line method over the estimated useful lives of the assets which range from three to seven years.

                        INVESTORS BANK & TRUST COMPANY

  Income Taxes - The Bank adopted SFAS No. 109, "Accounting for Income Taxes," effective November 1, 1993, on a prospective basis. Income tax expense is based on estimated taxes payable or refundable on a tax return basis for the current year and the changes in deferred tax assets and liabilities during the year. Deferred tax assets and liabilities are established for temporary differences between the accounting basis and the tax basis of the Bank's assets and liabilities at enacted tax rates expected to be in effect when the amounts related to such temporary differences are realized or settled. Prior to November 1, 1993, the Bank recognized income tax expense based on income reported in the financial statements. The adoption of SFAS No. 109 did not have a material effect on the consolidated financial statements.

  Translation of Foreign Currencies - The functional currency of the Bank's foreign subsidiaries is the U.S. dollar. Accordingly, gains and losses realized from the settlement of foreign currency transactions, which were not significant in the years ended October 31, 1993 and 1994, are included in other operating expenses in the consolidated statement of income. The Bank had no foreign subsidiaries prior to October 31, 1992. At October 31, 1994, there were no cumulative unpatriated earnings on which to provide deferred taxes.

  Derivative Financial Instruments - Derivative financial instruments used by the Bank are purchased interest rate floor contracts ("Floor"). These instruments are matched with fees on trust and custody assets that are based on current interest rates. Periodic cash payments are accrued on a settlement basis. Interest rate floor contracts are not purchased for trading purposes. Any premiums associated with the instruments are amortized over their term. Realized gains or losses as a result of the termination of the instruments are deferred and amortized over the shorter of the remaining term of the instrument or the underlying hedged item.

  To the extent that the hedged item is terminated, the Floor is adjusted to market value and the resulting gain or loss is included as a component of the gain or loss of the terminated item. The Floor is then carried at market value with gains or losses included as a component of operations until such time, if any, as the Floor is redesignated as a hedge of another financial instrument. The Bank is subject to credit loss in the event of nonperformance by the Floor counterparty. However, the Bank does not anticipate nonperformance by the counterparty.

  The Bank also enters into foreign exchange contracts as discussed in Note
16. The Bank will be required to implement SFAS No. 119, "Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments," in fiscal 1996. This standard requires expanded disclosure about amounts, nature and terms associated with the derivative financial instruments held.

  Reclassifications - Certain amounts in the 1992 and 1993 financial statements have been reclassified to conform to the 1994 presentation.

  Unaudited Information - The consolidated financial statements and related disclosures in the notes to the consolidated financial statements as of July 31, 1995 and for the nine-month periods ended July 31, 1994 and 1995 are unaudited. In the opinion of management, such consolidated financial statements for the unaudited periods include all adjustments necessary, consisting of adjustments of a normal recurring nature, for a fair presentation of such information. The consolidated results of operations and cash flows for the nine months ended July 31, 1994 and 1995 are not necessarily indicative of results that would be expected for a full year.

                        INVESTORS BANK & TRUST COMPANY

4. SECURITIES

  Carrying amounts and approximate market values of investment securities are summarized as follows as of October 31, 1993 and 1994:

                                                      1993
                                  ---------------------------------------------
                                                                    Approximate
                                   Carrying   Unrealized Unrealized   Market
                                    Amount      Gains      Losses      Value
                                  ----------- ---------- ---------- -----------
U.S. Treasury securities......... $64,913,057 $1,624,043 $      --  $66,537,100
Mortgage-backed securities.......  15,293,045    622,475     48,142  15,867,378
                                  ----------- ---------- ---------- -----------
  Total.......................... $80,206,102 $2,246,518 $   48,142 $82,404,478
                                  =========== ========== ========== ===========
                                                      1994
                                  ---------------------------------------------
                                                                    Approximate
                                   Carrying   Unrealized Unrealized   Market
                                    Amount      Gains      Losses      Value
                                  ----------- ---------- ---------- -----------
U.S. Treasury securities......... $76,158,320 $      --  $1,220,719 $74,937,601
Mortgage-backed securities.......  12,119,546        --     885,562  11,233,984
                                  ----------- ---------- ---------- -----------
  Total.......................... $88,277,866 $      --  $2,106,281 $86,171,585
                                  =========== ========== ========== ===========

  Securities held to maturity are summarized as follows at July 31, 1995
(unaudited):

                                                                    Approximate
                                   Carrying   Unrealized Unrealized   Market
                                    Amount      Gains      Losses      Value
                                  ----------- ---------- ---------- -----------
U.S. Treasury securities......... $65,527,717 $  198,085 $  203,852 $65,521,950
Mortgage-backed securities.......  11,017,656     35,955    156,367  10,897,244
                                  ----------- ---------- ---------- -----------
  Total.......................... $76,545,373 $  234,040 $  360,219 $76,419,194
                                  =========== ========== ========== ===========

  The carrying amounts and approximate market value of securities by contractual maturity are as follows at October 31, 1994 and July 31, 1995:

                                 October 31, 1994          July 31, 1995
                              ----------------------- ------------------------
                                          Approximate
                               Carrying     Market     Carrying   Approximate
                                Amount       Value      Amount    Market Value
                              ----------- ----------- ----------- ------------
                                                            (Unaudited)
   Due within one year....... $       --  $       --  $30,230,718 $30,157,800
   Due from one to five
    years....................  76,158,320  74,937,601  35,296,999  35,364,150
   Mortgage-backed
    securities...............  12,119,546  11,233,984  11,017,656  10,897,244
                              ----------- ----------- ----------- -----------
     Total................... $88,277,866 $86,171,585 $76,545,373 $76,419,194
                              =========== =========== =========== ===========

  There were no sales of securities during 1992, 1994 or the nine-month period ended July 31, 1995 (unaudited). Only one security, resulting in a gain, was sold during 1993.

  The carrying value of securities pledged amounted to approximately $80,000,000, $88,000,000 and $77,000,000 at October 31, 1993 and 1994 and July
31, 1995 (unaudited), respectively. Securities are pledged primarily to secure public funds and clearings with other depository institutions.

5. LOANS

  Loans consist of demand loans with individuals and not-for-profit institutions located in the greater Boston, Massachusetts metropolitan area. The loans are generally collateralized with marketable securities. There were no nonperforming loans at October 31, 1993 or 1994, or July 31, 1995 (unaudited). In addition, there have been

                        INVESTORS BANK & TRUST COMPANY
no loan charge-offs or recoveries during 1992, 1993 or 1994 or the nine-month period ended July 31, 1995 (unaudited). Loans consisted of the following at October 31, 1993 and 1994 and July 31, 1995:

                                                                     July 31,
                                               1993        1994        1995
                                            ----------- ----------- -----------
                                                                    (Unaudited)
   Loans to individuals.................... $ 8,435,000 $12,085,000 $13,400,000
   Loans to not-for-profit institutions....   1,821,000   1,520,000     307,000
                                            ----------- ----------- -----------
                                             10,256,000  13,605,000  13,707,000
   Less allowance for loan losses..........      35,000      35,000      35,000
                                            ----------- ----------- -----------
     Total................................. $10,221,000 $13,570,000 $13,672,000
                                            =========== =========== ===========

  The Bank had commitments to lend of approximately $6,279,000 at July 31, 1995 (unaudited). The terms of these commitments are similar to the terms of outstanding loans.

6. EQUIPMENT AND LEASEHOLD IMPROVEMENTS

  The major components of equipment and leasehold improvements are as follows at October 31, 1993 and 1994 and July 31, 1995:

                                                                    July 31,
                                                1993       1994       1995
                                             ---------- ---------- -----------
                                                                   (Unaudited)
   Furniture, fixtures and equipment........ $4,803,461 $6,066,307 $6,177,523
   Leasehold improvements...................    447,866    575,774    737,656
                                             ---------- ---------- ----------
     Total..................................  5,251,327  6,642,081  6,915,179
   Less accumulated depreciation and
    amortization............................  2,241,168  3,391,464  3,149,195
                                             ---------- ---------- ----------
   Equipment and leasehold improvements,
    net..................................... $3,010,159 $3,250,617 $3,765,984
                                             ========== ========== ==========

7. DEPOSITS

  Time deposits at October 31, 1993 and 1994 and July 31, 1995 (unaudited) include noninterest-bearing amounts of approximately $5,000,000, $30,000,000 and $55,000,000, respectively.

  Time deposits with a minimum balance of $100,000 at October 31, 1993 and 1994 and July 31, 1995 (unaudited) aggregated approximately $22,543,000, $52,308,000 and $62,113,000, respectively.

  At October 31, 1993 and 1994 and July 31, 1995 (unaudited) all time deposits had a maturity of less than three months.

8. INCOME TAXES

  The components of income tax expenses are as follows for the years ended October 31, 1992, 1993 and 1994:

                                                 1992       1993        1994
                                              ---------- ----------  ----------
   Current:
     Federal................................. $  703,000 $1,324,000  $1,829,000
     State...................................    297,000     49,000     161,000
                                              ---------- ----------  ----------
                                               1,000,000  1,373,000   1,990,000
                                              ---------- ----------  ----------
   Deferred:
     Federal.................................    115,000   (118,000)     (7,000)
     State...................................     48,000    (44,000)     (3,000)
     Foreign.................................        --         --     (117,000)
                                              ---------- ----------  ----------
                                                 163,000   (162,000)   (127,000)
                                              ---------- ----------  ----------
       Total income taxes.................... $1,163,000 $1,211,000  $1,863,000
                                              ========== ==========  ==========

                        INVESTORS BANK & TRUST COMPANY

  Differences between the effective income tax rate and the federal statutory rates are as follows for the years ended October 31, 1992, 1993 and 1994 and the nine-month periods ended July 31, 1994 and 1995:

                                                             July 31, July 31,
                                           1992  1993  1994    1994     1995
                                           ----  ----  ----  -------- --------
                                                                (Unaudited)
   Federal statutory rate................. 34.0% 34.0% 34.0%   34.0%    34.0%
   State income tax, net of federal
    benefit...............................  8.3   0.1   2.0     1.8      3.7
   Foreign income taxes with different
    rates.................................  --    --   (1.5)   (1.8)      .5
   Other..................................  0.2  (0.2)  0.5      .5      (.1)
                                           ----  ----  ----    ----     ----
   Effective tax rate..................... 42.5% 33.9% 35.0%   34.5%    38.1%
                                           ====  ====  ====    ====     ====

  Deferred income taxes prior to the adoption of SFAS No. 109 resulted primarily from timing differences in recognition of certain expense items for tax and financial reporting purposes, as follows for the years ended October 31, 1992 and 1993:

                                                               1992     1993
                                                             -------- ---------
   Depreciation and amortization............................ $ 42,000 $  15,000
   Employee benefit plans...................................  121,000  (165,000)
   Other, net...............................................      --    (12,000)
                                                             -------- ---------
     Total.................................................. $163,000 $(162,000)
                                                             ======== =========

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities consist of the following at November 1, 1993 and October 31, 1994:

                                                            1992      1993
                                                          --------  ---------
   Deferred tax assets:
     Employee benefit plans.............................. $500,000  $ 549,000
     Foreign net operating losses........................    8,000    125,000
                                                          --------  ---------
                                                           508,000    674,000
   Deferred tax liabilities-depreciation and
    amortization.........................................  (67,000)  (106,000)
                                                          --------  ---------
   Net deferred tax asset................................ $441,000  $ 568,000
                                                          ========  =========

  Net deferred tax assets are reported as a component of other assets in the consolidated balance sheets.

  At October 31, 1994, the Bank had approximately $283,000 of net operating loss carryforwards at its Canadian subsidiary. These loss carryforwards expire in 2001. Management of the Bank believes it more likely than not that these loss carryforwards will be realized. Accordingly, no valuation allowance has been provided on these loss carryforwards.

9. STOCKHOLDERS' EQUITY

  On May 27, 1994, the Bank's Board of Directors approved a reduction in the par value of the Bank's common stock from $100 per share to $10 per share and a 100-for-1 stock split which caused the number of shares of common stock authorized, issued and outstanding to increase from 10,000 shares to 1,000,000 shares. There were no other changes in authorized, issued or outstanding common stock for any period presented.

  The stock split resulted in a $9,000,000 increase in common stock, a $1,000,000 decrease in surplus and a $8,000,000 decrease in retained earnings. Where appropriate, share and per share information included in the consolidated financial statements has been adjusted to reflect retroactive application of the stock split.

                        INVESTORS BANK & TRUST COMPANY

  Under Massachusetts law, trust companies such as the Bank may only pay dividends out of "net profits" and only to the extent that such payments will not impair the Bank's capital stock and surplus account. If, prior to declaration of a dividend, the Bank's capital stock and surplus accounts do not equal at least 10% of its deposit liabilities, then prior to the payment of the dividend the Bank must transfer from net profits to its surplus account the amount required to make its surplus account equal to either (i) together with capital stock, 10.0% of deposits liabilities, or (ii) subject to certain adjustments, 100% of capital stock. The Bank is also required to maintain minimum amounts of capital to total "risk-weighted" assets, as defined by the banking regulators. At October 31, 1994, the Bank is required to have minimum Tier 1 and total capital ratios of 3.0% and 8.0%, respectively. The Bank's actual ratios at that date were in excess of all regulatory requirements.

10. PROCEEDS FROM ASSIGNMENT OF UNIT INVESTMENT TRUST SERVICING, NET

  On March 1, 1995, the Bank recognized $2,572,000 (unaudited) of noninterest income resulting from the assignment to The Bank of New York Company, Inc. of the rights to service approximately $5.0 billion of Merrill Lynch, Pierce, Fenner & Smith, Incorporated unit investment trust assets. In connection with the assignment, the Bank adjusted to market value Floors with a notional amount of $80,000,000. These Floors had previously been designated as hedges of fees from the unit investment trusts. The resulting loss of $1,057,700 (unaudited) is reported net of the cash proceeds from the assignment of unit investment trust servicing. Fees from Merrill, Lynch were approximately 22%, 21% and 16% of total interest income and non-interest income in 1992, 1993 and 1994, respectively.

11. EMPLOYEE BENEFIT PLANS

  Pension Plan - The Bank has a trusteed, noncontributory qualified defined benefit pension plan covering substantially all of its employees. The benefits are based on years of service and the employee's compensation during employment. The Bank's funding policy is to contribute annually the maximum amount which can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for benefits expected to be earned in the future.

  The Bank established a supplemental retirement plan in 1994 that covers certain employees and pays benefits that supplement any benefits paid under the qualified plan. Benefits under the supplemental plan are generally based on compensation not includable in the calculation of benefits to be paid under the qualified plan.

  The following table sets forth the funded status and accrued pension cost for the Bank's pensions and supplemental retirement plans recognized in the consolidated balance sheets at October 31, 1993 and 1994:

                                                         1993         1994
                                                      -----------  -----------
   Actuarial present value of benefit obligations:
     Accumulated benefit obligations, including
      vested benefits of $3,440,000 for 1993 and
      $2,896,000 for 1994...........................  $ 3,153,000  $ 3,689,000
                                                      ===========  ===========
   Projected benefit obligations for services
    rendered to date................................  $ 5,352,000  $ 5,717,000
   Plan assets at fair value, primarily listed
    stocks and U.S. government obligations..........    4,390,000    4,754,000
                                                      -----------  -----------
   Projected benefit obligations in excess of
    assets..........................................     (962,000)    (963,000)
   Unrecognized net gain from past experience
    different from that assumed and effects of
    changes in assumptions..........................     (120,000)    (397,000)
   Prior service cost not yet recognized in periodic
    pension cost....................................      400,000      301,000
   Unrecognized net asset...........................     (501,000)    (270,000)
                                                      -----------  -----------
   Accrued pension cost.............................  $(1,183,000) $(1,329,000)
                                                      ===========  ===========

                        INVESTORS BANK & TRUST COMPANY

  Net pension cost included the following components for the years ended October 31, 1992, 1993 and 1994:

                                               1992       1993       1994
                                             ---------  ---------  ---------
   Service cost-benefits earned during the
    period.................................. $ 461,000  $ 497,000  $ 618,000
   Interest cost on projected benefit
    obligations.............................   349,000    388,000    425,000
   Return on plan assets....................  (300,000)  (373,000)  (420,000)
   Net amortization and deferral............   (32,000)     1,000     (5,000)
                                             ---------  ---------  ---------
   Net periodic pension cost................ $ 478,000  $ 513,000  $ 618,000
                                             =========  =========  =========

  The weighted average discount rate and the rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligations were as follows:

                                                                     1993  1994
                                                                     ----  ----
   Weighted average discount rate................................... 7.5%  7.5%
   Rate of increase in future compensation levels................... 5.0   5.0
   Long-term rate of return on plan assets.......................... 8.5   8.5

  Employee Savings Plan - The Bank sponsors a qualified defined contribution employee savings plan covering substantially all Bank employees who elect to participate. The Bank matches employee contributions to the plan up to specified amounts. The total cost of this plan to the Bank was $117,000, $152,000 and $164,000 in 1992, 1993 and 1994, respectively.

12. RELATED-PARTY TRANSACTIONS

  The Bank enters into various transactions with EVC and a group of mutual funds sponsored by EVC. The following is a summary of such related-party transactions for the years ended October 31, 1992, 1993 and 1994:

                                                   1992       1993       1994
                                                ---------- ---------- ----------
   Asset administration fee income............. $4,671,000 $5,049,000 $8,565,000
   Computer service fee income.................    455,000    528,000    552,000
   Occupancy expense...........................    464,000    413,000    344,000

  The aggregate of the above fees exceeds 10% of total interest income and noninterest income of the Bank.

  In addition, EVC and its group of mutual funds had the following amounts outstanding with the Bank as follows at October 31, 1993 and 1994:

                                                               1993      1994
                                                             -------- ----------
   Fees receivable.......................................... $288,000 $  309,000
   Deposits.................................................  307,000  1,991,000

  The Bank also makes loans to officers of EVC and other related parties. Such loans are made in the ordinary course of business and on the same terms and conditions prevailing at the time for comparable transactions. The following is a summary of loans to related parties during 1992, 1993 and 1994, and for the six months ended July 31, 1995:

     Balance at October 31, 1992.................................... $ 350,000
       Loans made/advanced..........................................   950,000
       Repayments...................................................   (39,000)
                                                                     ---------
     Balance at October 31, 1993.................................... 1,261,000

                        INVESTORS BANK & TRUST COMPANY

       Loans made/advanced.........................................    507,000
       Repayments..................................................   (135,000)
                                                                    ----------
     Balance at October 31, 1994...................................  1,633,000
       Loans made (unaudited)......................................     15,000
       Repayments (unaudited)......................................    (15,000)
                                                                    ----------
     Balance at July 31, 1995 (unaudited).......................... $1,633,000
                                                                    ==========

13. OFF-BALANCE SHEET FINANCIAL INSTRUMENTS

  Lines of Credit - At October 31, 1994, the Bank had commitments to individuals under collateralized open lines of credit totaling $7,493,000, against which $3,108,171 in loans was drawn. The credit risk involved in issuing lines of credit essentially the same as that involved in extending loan facilities. The Bank does not anticipate any loss as a result of these lines of credit.

  Interest-Rate Contracts - The Bank uses Floors to reduce the impact of declining interest rates on asset administration fees. The Bank's exposure from these contracts results from the possibility that the counterparty may default on its contractual obligations. The credit exposure in the event of non-performance by the counterparty is represented by the fair value of the Floors, $5,000 at October 31, 1994. The Bank minimizes its credit risk in this area by performing credit reviews of its counterparties. The exposure to market risk can be estimated by calculating the cost, on a present value basis, to replace the Floors at current market rates. At October 31, 1994, the notional amount of the Bank's floor contracts was $80,000,000. The Floors have interest rates ranging from 4% to 5% and mature at various dates through 1997.

14. COMMITMENTS AND CONTINGENCIES

  Restrictions on Cash Balances - The Bank is required to maintain certain average cash reserve balances with the Federal Reserve Bank. The average reserve balance requirement as of October 31, 1994 was $3,292,000 and was $773,000 as of July 31, 1995 (unaudited). In addition, other cash balances in the amount of $392,000 were pledged to secure clearings with depositary institutions as of October 31, 1994 and July 31, 1995 (unaudited), respectively.

  Lease Commitments - Minimum future commitments on noncancelable operating leases at October 31, 1994, were as follows:

                                                              Bank
                                                            Premises  Equipment
                                                           ---------- ----------
   1995................................................... $3,375,000 $1,178,000
   1996...................................................  3,203,000    973,000
   1997...................................................  2,783,000    404,000
   1998...................................................    179,000        --
   1999...................................................    159,000        --

  Total rent expense was $2,429,000, $2,634,000 and $3,517,000 in 1992, 1993
and 1994, respectively. The Bank leases certain premises from EVC.

  Contingencies - The Bank provides domestic and global custody, multicurrency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending and mutual fund administration services to a variety of financial asset managers, including mutual fund complexes, investment advisors, banks and insurance companies. Assets under custody and management, held by the Bank in a fiduciary capacity, are not included in the consolidated balance sheets since such items are not assets of the Bank. Management conducts regular reviews of its fiduciary responsibilities and considers the results in preparing its consolidated

                        INVESTORS BANK & TRUST COMPANY
financial statements. In the opinion of management, there are no contingent liabilities at October 31, 1994 that are material to the consolidated financial position or results of operations of the Bank.

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

  The carrying value and estimated fair value of financial instruments are as follows at October 31, 1993 and 1994 (in thousands):

                                                  1993              1994
                                            ----------------- -----------------
                                            Carrying   Fair   Carrying   Fair
                                             Amount   Value    Amount   Value
                                            -------- -------- -------- --------
   On-balance sheet amounts:
     Cash and due from banks..............  $ 15,240 $ 15,240 $  8,344 $  8,344
     Time deposits due from banks.........     1,000    1,000    1,000    1,000
     Investment securities................    80,206   82,404   88,278   86,172
     Loans................................    10,221   10,221   13,570   13,570
     Deposits.............................   106,248  106,248  108,679  108,679
   Off-balance sheet amounts:
     Commitments to lend ($1,801 in 1993
      and $4,385 in 1994).................       --     1,801      --     4,385
     Interest rate floor contracts
      (notional amounts of $130,000 in
      1993 and $80,000 in 1994)...........     2,001    2,880    1,258        5
   Foreign exchange contracts (notional
    amounts of $27,572 in 1993 and $24,922
    in 1994)..............................       --       --       --       --

  The fair value estimates presented herein are based on pertinent information available to management as of October 31, 1993 and 1994. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been significantly revalued for purposes of these consolidated financial statements since that date and, therefore, current estimates of fair value may differ significantly from the amounts presented herein.

16. FOREIGN EXCHANGE CONTRACTS

  The Bank enters into foreign exchange contracts with clients and simultaneously enters into a matched position with another bank. These contracts are subject to market value fluctuations in foreign currencies. Gains and losses from such fluctuations are netted and recorded as an adjustment of asset administration fees. A summary of foreign exchange contracts outstanding at October 31, 1993 and 1994 is as follows (in thousands):

                                        1993                         1994
                            ---------------------------- ----------------------------
                                              Unrealized                   Unrealized
   Currency                 Purchases  Sales  Gain/loss  Purchases  Sales  Gain/loss
   --------                 --------- ------- ---------- --------- ------- ----------
   Germany (Mark)..........  $    13  $    13   $ --      $ 1,957  $ 1,957   $ --
   Britain (Pound).........    7,721    7,721     --        1,141    1,141     --
   Hong Kong (Dollar)......    3,401    3,401     --        3,502    3,502     --
   Japan (Yen).............      --       --      --        1,126    1,126     --
   Philippines (Peso)......      335      335     --        1,185    1,185     --
   Singapore (Dollar)......      457      457     --        1,265    1,265     --
   Other currencies........    1,859    1,859     --        2,285    2,285     --
                             -------  -------   -----     -------  -------   -----
                             $13,786  $13,786   $ --      $12,461  $12,461   $ --
                             =======  =======   =====     =======  =======   =====

                        INVESTORS BANK & TRUST COMPANY

  The maturity of contracts outstanding as of October 31, 1994 is as follows:

   MATURITY                                                    Purchases  Sales
   --------                                                    --------- -------
   November 1994..............................................  $12,386  $12,386
   December 1994..............................................       75       75

17. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                   First      Second       Third      Fourth
1993                              Quarter     Quarter     Quarter     Quarter
----                            ----------- ----------- ----------- -----------
Interest income................ $ 1,065,251 $ 1,279,101 $ 1,441,527 $ 1,370,550
Interest expense...............     174,519     151,359     176,160     160,814
Noninterest income.............   7,880,530   8,047,451   8,332,115   8,755,113
Operating expenses.............   7,957,263   8,356,354   8,706,065   8,919,189
Income before income taxes.....     813,999     818,839     891,417   1,045,660
Income taxes...................     322,162     262,962     282,899     342,977
Net income.....................     491,837     555,877     608,518     702,683
Earnings per share.............        0.49        0.56        0.61        0.70
1994
----
Interest income................ $ 1,339,017 $ 1,313,085 $ 1,335,787 $ 1,660,363
Interest expense...............     176,667     184,219     192,640     316,765
Noninterest income.............   9,217,235  10,872,738  11,346,207  11,612,945
Operating expenses.............   9,600,272  10,650,206  10,926,734  11,326,231
Income before income taxes.....     779,313   1,351,398   1,562,620   1,630,312
Income taxes...................     252,593     451,264     569,798     589,345
Net income.....................     526,720     900,134     992,822   1,040,967
Earnings per share.............        0.53        0.90        0.99        1.04
1995
----
Interest income................ $ 1,574,963 $ 1,475,812 $ 1,659,730
Interest expense...............     256,579     232,147     170,135
Noninterest income.............  12,240,802  14,901,928  12,531,652
Operating expenses.............  11,959,783  13,058,887  12,896,842
Income before income taxes.....   1,599,403   3,086,706   1,124,405
Income taxes...................     568,180   1,185,202     462,217
Net income.....................   1,031,223   1,901,504     662,188
Earnings per share.............        1.03        1.90         .66

18. PRO FORMA EARNINGS PER SHARE (UNAUDITED)

  Pro forma earnings per share of IFSC, based on the average number of shares outstanding giving retroactive effect to the number and class of shares to be issued in connection with the Exchange and Distribution, more fully described in Note 2, are as follows for the year ended October 31, 1994 and for the nine-month periods ended July 31, 1995:

                                                            October 31, July 31,
                                                               1994       1995
                                                            ----------- --------
   Pro forma earnings per share............................    $0.86     $0.89